UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2013

Date of reporting period:	October 1, 2012 — March 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PAEAX

Putnam Dynamic Asset Allocation Growth Fund

Semiannual report
3 | 31 | 13

A world of investing.™

Putnam INVESTMENTS

ASSET ALLOCATION FUNDS invest in a mix of many different types of investments to help weather changing market environments.

Putnam Dynamic
Asset Allocation
Growth Fund

Semiannual report
3 | 31 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. Our allocation of assets among permitted asset categories may hurt performance. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk, which means the prices of the fund’s bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. The prices of stocks and bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Many macroeconomic risks to global growth have diminished in recent months. A widespread financial collapse in Europe, an economic hard landing in China, and significant fallout from budget sequestration and the fiscal cliff in the United States have not come to pass. While these risks have not entirely dissipated, U.S. equity markets have managed to achieve record highs in the first quarter, recouping all of their losses from the 2008 financial crisis.

In the United States, corporate profits and balance sheets are strong. The Federal Reserve has pledged to keep interest rates at historic lows until the nation’s employment situation meaningfully improves. The U.S. housing market, a significant driver of GDP, has been steadily rebounding. And while the federal budget battle is not yet resolved, the markets appear to believe that Washington lawmakers will eventually reach a resolution.

At Putnam, our investment team employs a measured, balanced approach to managing risk while pursuing returns. It is also important to rely on the guidance of your financial advisor, who can help ensure that your portfolio matches your individual goals and tolerance for risk.

We would like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam Dynamic Asset Allocation Growth Fund

A diversified portfolio pursuing growth worldwide

Putnam Dynamic Asset Allocation Growth Fund is designed for investors seeking capital appreciation. The fund's target mix of 80% stocks and 20% bonds has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Diversified portfolios led stocks over the last market cycle

Bear market returns
(10/9/07 to 3/9/09)
-56%
-35%
-13%
Stocks
60/40
25/75
Bull market returns
(3/9/09 to 4/30/11)
118%
70%
36%
Stocks
60/40
25/75
Full market cycle returns
(10/9/07 to 4/30/11)
-3%
10%
19%
Stocks
60/40
25/75

The 60/40 portfolio reflects results of a hypothetical portfolio comprising 60% Russell 3000 Index and 40% Barclays U.S. Aggregate Bond Index, and the 25/75 portfolio reflects results of a hypothetical portfolio comprising 25% Russell 3000 Index and 75% Barclays U.S. Aggregate Bond Index, with no portfolio rebalancing. The period shown reflects the most recent full market cycle, consisting of a decline over several months of at least 20% from a stock market peak on 10/9/07 (measured by the Russell 3000 Index) to a stock market trough on 3/9/09, followed by an increase of at least 20% to a subsequent stock market peak on 4/30/11. Past performance is no guarantee of future results. Diversification does not assure a profit or protect against loss. It is possible to lose money in a diversified portfolio.

Active global research guides our portfolio decisions

Today, trends can spread quickly from one part of the world to affect markets everywhere. The five portfolio managers of Putnam's Global Asset Allocation group have an experienced awareness of how opportunities and risks are connected across borders. They follow a disciplined process to adjust the portfolio as market conditions change.

Featured
from left to right:

James A. Fetch
(industry since 1994)

Robert J. Kea, CFA
(industry since 1988)

Joshua B. Kutin, CFA
(industry since 1998)

Robert J. Schoen
(industry since 1990)

Jason R. Vaillancourt, CFA
(industry since 1993)

2 Dynamic Asset Allocation Growth Fund

Dynamic Asset Allocation Growth Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Growth Blended Benchmark is administered by Putnam Management and comprises 60% the Russell 3000 Index, 15% the MSCI EAFE Index (ND), 15% the Barclays U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI EMF Index (ND).

† The fund’s secondary benchmark, the Putnam Growth Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

‡ Returns for the six-month period are not annualized, but cumulative.

4	Dynamic Asset Allocation Growth Fund

Interview with your fund’s portfolio manager

Bob, let’s review the conditions in stock and bond markets during the past six months.

Markets demonstrated a number of contrasts in the period. There was disparity in asset class results, as stocks significantly outperformed investment-grade bonds in the six months that ended March 31, 2013. However, this gap developed only from January through March. In the first three months of the reporting period, U.S. stocks were flat because of pessimism regarding the federal government’s pending fiscal cliff. The market then began to rally in January, even as higher payroll taxes went into effect.

By the end of March, both the Dow Jones Industrial Average and the S&P 500 Index had risen to record-high levels, just as the federal budget sequester was starting to take effect. Japanese stocks also performed strongly during the period, while European stocks, after strong returns in 2012, began to lose momentum.

Aside from equities, high-yield securities performed well, a reflection of the relative strength of corporate balance sheets and overall profit levels. Investment-grade bonds had flat results, as interest rates remained low but volatile, bouncing within a range of about 1.75% to 2.00% for the 10-year Treasury note.

In this environment, what factors contributed to performance?

The fund’s allocation to U.S. equities helped returns for the period, though, as mentioned, much of this advantage occurred in the

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/13. See pages 4 and 11–12 for additional fund performance information. Index descriptions can be found on page 16.

Dynamic Asset Allocation Growth Fund	5

second half of the semiannual period. While there was some concern about the high-yield market after its great results in 2012, it continued to perform quite well throughout the period. Yield spreads tightened as the corporate default rate remained below its long-term average. The fund also had a tactical underweight, relative to its secondary benchmark, to government bonds, and to interest-rate risk in general. This was helpful as government bonds and mortgage-backed bonds stagnated in early 2013. When interest rates rose at times during the past quarter, it had less of a negative effect on the fund thanks to our tactical positioning.

Putnam Dynamic Asset Allocation Growth Fund’s class A shares returned 9.96% during the six months ending March 31, 2013. The fund lagged the returns of the all-equity Russell 3000 Index, its primary benchmark, and performed slightly better than the fund’s secondary benchmark, the Putnam Growth Blended Benchmark.

How did U.S. equity markets perform?

After a lackluster first three months, U.S. stocks advanced during the first quarter of 2013, with few meaningful pullbacks and limited volatility. However, the leading sectors were defensive ones, including consumer

Allocations are represented as a percentage of the fund’s net assets. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

A negative percentage reflects the effect of fund strategies that are designed to enhance performance if certain securities decline in value.

6	Dynamic Asset Allocation Growth Fund

staples and health care. This may be an indication that investors, while willing to return to equities, remain cautious and skeptical about the prospects for U.S. economic growth.

What is your analysis of international opportunities?

Significant problems remain in Europe. Many nations in the eurozone stand in need of significant fiscal retrenchment, as government spending outpaces revenues. During the period, we had some exposure to Europe, but most of our decisions involved short-term tactical opportunities rather than a major investment theme. In other words, we did not yet see a clear sign that an overweight was attractive, so the fund’s exposure remained at a neutral or underweight level.

By contrast, we found Japan much more attractive during the reporting period. Japan’s new government is taking a more activist approach to the economy and has installed new leadership at the Bank of Japan that is undertaking forceful monetary stimulus. The fund had an

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 3/31/13. Short-term holdings, TBA commitments, and derivatives, if any, are excluded. Holdings will vary over time.

Dynamic Asset Allocation Growth Fund	7

overweight to Japan because we believed Japanese investments would outperform other global markets.

How do you interpret what is happening in the markets?

The U.S. economy is growing, and the Federal Reserve’s quantitative easing policies are effectively providing stimulus to business activity and liquidity to financial markets. These macroeconomic conditions have given corporations the opportunity to repair their balance sheets since the recession and rebuild their profitability in recent years. There is a great story in corporate earnings that often is overlooked, and we are currently seeing it in the U.S. economy. Although earnings growth rates began to fade from the peak levels earlier in this business cycle, corporations overall are still generating record-level profits. Corporate earnings provide fundamental support to current market levels, in our estimation. Stock valuations in general appear reasonable when compared with long-term historical valuations.

It seems many investors are having trouble believing that the economic recovery is real and stable because growth is below the economy’s long-term trend. Many also question the Fed’s policies, but the evidence suggests that the central bank is on track toward its goal of

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are represented as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations will vary over time.

8	Dynamic Asset Allocation Growth Fund

lowering the unemployment rate. These doubts have contributed to the high levels of volatility that we have seen in each year since 2008, and we believe that they can cause volatility again. But in many historical periods, we have also seen that stock prices can climb a wall of worry as they have done in the past three months. We continue to focus on fundamental conditions as well as negative sentiments when we are analyzing asset classes.

What was your strategy in commodities?

Commodities make up a smaller slice of the fund than stocks or bonds on a strategic basis. The fund holds commodities primarily to enhance diversification, because the performance of commodities is not highly correlated with stocks or bonds. During the period, our research supported taking a neutral position.

The prices of many types of commodities, especially precious metals, are declining, and we do not see a near-term reversal in this trend. One exception is agricultural prices, which we think are quite firm. Energy prices also had a strong upward trend in recent years, but increased production of natural gas in the United States had a major impact on energy prices during the past year by helping to stabilize oil and gas prices.

Looking ahead to the second half of the fund’s fiscal year, how is the fund positioned, and what risks do you see?

We continue to favor stocks and high-yield bonds, and find the low return potential of government bonds unattractive. The fund has overweight positions in equities and high-yield bonds, but we have trimmed both areas a bit given their recent strength and some doubts we harbor regarding the recent rally. Typically, with equity rallies of this magnitude, cyclical sectors — those that tend to move in line with the economy — are the best performers. However, as mentioned, the leaders in the first quarter were more defensive sectors. That said, we think the economy is doing well

A word about derivatives

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use forward currency contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam may enter into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund.

Dynamic Asset Allocation Growth Fund	9

enough to continue supporting risk assets. In addition to Europe’s ongoing challenges, we see greater risks looming in the U.S. economy later in 2013, as the federal government addresses the debt ceiling.

Bob, thanks for commenting on the fund today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

On February 1, 2013, Putnam Investments announced a new leadership structure for its Global Asset Allocation (GAA) investment organization, which manages Putnam Dynamic Asset Allocation Growth Fund. Working closely with Walter C. Donovan, Chief Investment Officer at Putnam, the team will be led by Co-Heads James A. Fetch; Robert J. Kea, CFA; Robert J. Schoen; and Jason R. Vaillancourt, CFA. All four co-heads are long-time Putnam GAA veterans, who average 22 years of overall investment experience, including an average of 18 years of experience at Putnam. Consistent with the current approach, Mr. Fetch continues to lead portfolio construction and risk, Mr. Kea drives top-down equity efforts, Mr. Schoen oversees equity process and risk, and Mr. Vaillancourt manages global macro efforts. Jeffrey L. Knight, who previously led the group, has left the firm to pursue other opportunities.

IN THE NEWS

The economic outlook for major industrialized nations is slowly improving, with the United States and Japan leading the way, according to a recent report by the Organisation for Economic Co-operation and Development (OECD). Economic expansion is also taking place in most major countries around the world, including the 17-nation eurozone, where Germany’s economy is growing and stabilization is occurring in Italy and France. Growth also is solidifying in Japan, whose new government has launched efforts to bring the country’s long-stagnant economy back to life through various stimulus efforts, and growth is picking up in China, where an economic hard landing has been avoided. The OECD sees growth weakening in India and normal, “around trend” growth taking place in Russia, Brazil, and the United Kingdom. Meanwhile, the World Trade Organization (WTO) has cut its overall 2013 forecast for global trade volume growth to 3.3% from 4.5%. Global trade grew by 2% in 2012, the second-worst figure since this economic statistic began to be tracked in 1981, according to the WTO. The worst trade figure came in 2009 during the global economic crisis.

10	Dynamic Asset Allocation Growth Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2013, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, class R5, class R6, and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/13

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(2/8/94)		(2/16/94)		(9/1/94)		(2/3/95)		(1/21/03)	(7/2/12)	(7/2/12)	(7/14/94)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Life of fund
Annual average	7.39%	7.06%	6.60%	6.60%	6.56%	6.56%	6.85%	6.65%	7.11%	7.65%	7.66%	7.65%

10 years	135.50	121.96	118.55	118.55	118.44	118.44	123.94	116.11	129.07	141.00	141.26	140.91
Annual average	8.94	8.30	8.13	8.13	8.13	8.13	8.40	8.01	8.64	9.19	9.21	9.19

5 years	28.79	21.39	24.20	22.20	24.07	24.07	25.62	21.22	26.88	30.21	30.35	30.16
Annual average	5.19	3.95	4.43	4.09	4.41	4.41	4.67	3.92	4.88	5.42	5.44	5.41

3 years	32.06	24.47	29.19	26.19	29.10	29.10	30.07	25.52	31.10	33.08	33.23	33.03
Annual average	9.71	7.57	8.91	8.06	8.89	8.89	9.16	7.87	9.45	9.99	10.03	9.98

1 year	12.64	6.16	11.79	6.79	11.76	10.76	12.12	8.19	12.42	12.95	13.07	12.90

6 months	9.96	3.64	9.50	4.50	9.51	8.51	9.66	5.82	9.88	10.12	10.24	10.08

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Dynamic Asset Allocation Growth Fund	11

Comparative index returns For periods ended 3/31/13

			Lipper Mixed-Asset
			Target Allocation
		Putnam Growth	Growth Funds
	Russell 3000 Index	Blended Benchmark	category average*

Life of fund
Annual average	8.65%	—†	7.14%

10 years	140.11	144.59%	105.40
Annual average	9.15	9.36	7.40

5 years	35.83	30.73	24.88
Annual average	6.32	5.51	4.50

3 years	44.18	34.46	28.39
Annual average	12.97	10.37	8.66

1 year	14.56	11.87	9.96

6 months	11.35	9.12	7.74

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/13, there were 583, 553, 518, 474, 272, and 62 funds, respectively, in this Lipper category.

† The fund’s secondary benchmark, the Putnam Growth Blended Benchmark, was introduced on 12/31/94, which postdates the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 3/31/13

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	1		1	1	1		1	1	1	1

Income	$0.160		$0.050	$0.063	$0.089		$0.128	$0.171	$0.177	$0.194

Capital gains	—		—	—	—		—	—	—	—

Total	$0.160		$0.050	$0.063	$0.089		$0.128	$0.171	$0.177	$0.194

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

9/30/12	$13.47	$14.29	$13.19	$12.91	$13.21	$13.69	$13.24	$13.58	$13.58	$13.58

3/31/13	14.64	15.53	14.39	14.07	14.39	14.91	14.41	14.77	14.78	14.74

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

12	Dynamic Asset Allocation Growth Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 9/30/12	1.14%	1.89%	1.89%	1.64%	1.39%	0.85%*	0.75%*	0.89%

Annualized expense ratio for the
six-month period ended 3/31/13	1.10%	1.85%	1.85%	1.60%	1.35%	0.82%	0.72%	0.85%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Other expenses for class R5 and R6 shares have been annualized.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from October 1, 2012, to March 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.76	$9.66	$9.66	$8.36	$7.06	$4.30	$3.77	$4.45

Ending value (after expenses)	$1,099.60	$1,095.00	$1,095.10	$1,096.60	$1,098.80	$1,101.20	$1,102.40	$1,100.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Dynamic Asset Allocation Growth Fund	13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended March 31, 2013, use the following calculation method. To find the value of your investment on October 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.54	$9.30	$9.30	$8.05	$6.79	$4.13	$3.63	$4.28

Ending value (after expenses)	$1,019.45	$1,015.71	$1,015.71	$1,016.95	$1,018.20	$1,020.84	$1,021.34	$1,020.69

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14	Dynamic Asset Allocation Growth Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to certain defined contribution plans with assets of at least $50 million.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Dynamic Asset Allocation Growth Fund	15

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Putnam Growth Blended Benchmark is a benchmark administered by Putnam Management, comprising 60% the Russell 3000 Index, 15% the MSCI EAFE Index (ND), 15% the Barclays U.S. Aggregate Bond Index, 5% the JPMorgan Developed High Yield Index, and 5% the MSCI Emerging Markets Index (ND).

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2013, Putnam employees had approximately $377,000,000 and the Trustees had approximately $90,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Dynamic Asset Allocation Growth Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Dynamic Asset Allocation Growth Fund	17

The fund’s portfolio 3/31/13 (Unaudited)

COMMON STOCKS (55.7%)*	Shares	Value

Basic materials (3.2%)
Agrium, Inc. (Canada)	2,198	$214,305

Akzo Nobel NV (Netherlands)	3,784	248,874

American Vanguard Corp.	7,667	234,150

Andersons, Inc. (The)	402	21,515

Archer Daniels-Midland Co.	2,476	83,515

Arkema (France)	2,587	235,347

Assa Abloy AB Class B (Sweden)	19,440	793,823

Axiall Corp.	12,207	758,787

Barrick Gold Corp. (Canada)	5,025	147,606

BASF SE (Germany)	31,524	2,760,747

Bemis Co., Inc.	16,938	683,618

BHP Billiton PLC (United Kingdom)	24,284	706,603

BHP Billiton, Ltd. (Australia)	41,231	1,410,925

Black Earth Farming, Ltd. SDR (Russia) †	4,410	8,358

Buckeye Technologies, Inc.	9,590	287,221

Cambrex Corp. †	31,696	405,392

Cemex Latam Holdings SA (Colombia) †	41,407	311,205

CEMEX SAB de CV ADR (Mexico)	27,952	341,294

CF Industries Holdings, Inc.	8,672	1,650,889

Chemtura Corp. †	24,543	530,374

Chicago Bridge & Iron Co., NV	19,919	1,236,970

China Liansu Group Holdings, Ltd. (China)	512,000	291,324

China National Building Material Co., Ltd. (China)	192,000	242,834

China Shanshui Cement Group, Ltd. (China)	998,000	575,934

China Singyes Solar Technologies Holdings, Ltd. (China)	227,000	189,770

Cresud S.A.C.I.F. y A. ADR (Argentina) †	1,797	16,874

Cytec Industries, Inc.	7,955	589,306

Domtar Corp. (Canada)	5,783	448,876

Eagle Materials, Inc.	6,603	439,958

Eastman Chemical Co.	20,500	1,432,335

Evraz PLC (United Kingdom)	249,597	841,935

First Resources, Ltd. (Singapore)	160,000	236,424

Fortescue Metals Group, Ltd. (Australia)	28,942	119,862

Fortune Brands Home & Security, Inc. †	30,337	1,135,514

Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	9,500	314,450

Goldcorp, Inc. (Canada)	14,245	479,297

Golden Agri-Resources, Ltd. (Singapore)	237,000	111,070

GrainCorp, Ltd. Class A (Australia)	5,214	63,457

Horsehead Holding Corp. †	34,471	375,044

Huntsman Corp.	31,100	578,149

Incitec Pivot, Ltd. (Australia)	14,968	48,342

Innophos Holdings, Inc.	9,390	512,318

Innospec, Inc.	8,946	396,129

Intrepid Potash, Inc.	1,289	24,182

KapStone Paper and Packaging Corp.	11,443	318,115

Koninklijke Boskalis Westminster NV (Netherlands)	13,486	535,725

18	Dynamic Asset Allocation Growth Fund

COMMON STOCKS (55.7%)* cont.	Shares	Value

Basic materials cont.
Koppers Holdings, Inc.	6,674	$293,523

Kraton Performance Polymers, Inc. †	9,351	218,813

KWS Saat AG (Germany)	96	34,210

L.B. Foster Co. Class A	3,624	160,507

Landec Corp. †	21,439	310,222

LSB Industries, Inc. †	26,393	917,949

LyondellBasell Industries NV Class A	40,509	2,563,815

Minerals Technologies, Inc.	3,828	158,900

MMG, Ltd. (Australia) †	1,004,000	369,514

Monsanto Co.	58,832	6,214,424

Mosaic Co. (The)	958	57,106

Newcrest Mining, Ltd. (Australia)	3,035	63,423

Nitto Denko Corp. (Japan)	22,000	1,301,747

NN, Inc. †	25,520	241,419

Nufarm, Ltd. (Australia)	7,463	30,744

OM Group, Inc. †	8,356	196,199

Packaging Corp. of America	15,500	695,485

PolyOne Corp.	25,465	621,601

Potash Corp. of Saskatchewan, Inc. (Canada)	2,663	104,523

PPG Industries, Inc.	15,693	2,101,920

PT Astra Agro Lestari Tbk (Indonesia)	12,500	23,848

PT Indocement Tunggal Prakarsa Tbk (Indonesia)	311,500	747,704

Rio Tinto PLC (United Kingdom)	23,421	1,097,860

Rio Tinto, Ltd. (Australia)	17,306	1,034,021

S&W Seed Co. †	22,197	233,290

Sealed Air Corp.	21,379	515,448

Sherwin-Williams Co. (The)	11,000	1,857,790

Siam Cement PCL NVDR (Thailand)	30,900	517,022

SLC Agricola SA (Brazil)	1,985	18,153

Sociedad Quimica y Minera de Chile SA ADR (Chile)	1,545	85,670

Sumitomo Metal Mining Co., Ltd. (Japan)	44,000	627,737

Sung Kwang Bend Co., Ltd. (South Korea)	16,577	335,980

Syngenta AG (Switzerland)	3,166	1,320,695

ThyssenKrupp AG (Germany) †	2,489	50,618

Trex Co., Inc. †	9,831	483,489

Tronox, Ltd. Class A	12,075	239,206

Vale SA ADR (Preference) (Brazil)	14,185	234,478

Vale SA ADR (Brazil)	6,336	109,549

Valspar Corp.	14,010	872,123

Vilmorin & Cie (France)	238	28,626

voestalpine AG (Austria)	21,531	661,147

W.R. Grace & Co. †	16,463	1,276,047

Wendel SA (France)	5,628	595,609

Xstrata PLC (United Kingdom)	26,099	423,527

Yara International ASA (Norway)	1,446	65,507

		53,499,930

Dynamic Asset Allocation Growth Fund	19

COMMON STOCKS (55.7%)* cont.	Shares	Value

Capital goods (3.6%)
ABB, Ltd. (Switzerland)	40,152	$905,567

ACS Actividades de Construccion y Servicios SA (Spain)	2,788	65,061

Aecom Technology Corp. †	23,900	783,920

AGCO Corp.	2,172	113,205

Alliant Techsystems, Inc.	4,772	345,636

Altra Holdings, Inc.	18,875	513,778

Avery Dennison Corp.	21,200	913,084

AZZ, Inc.	5,962	287,368

Ball Corp.	23,000	1,094,340

Beijing Enterprises Water Group, Ltd. (China)	1,558,000	463,989

Boeing Co. (The)	90,300	7,752,255

Canon, Inc. (Japan)	50	1,806

Chart Industries, Inc. †	6,706	536,547

Chase Corp.	10,282	198,648

China Communications Construction Co., Ltd. (China)	424,000	395,524

China Railway Group, Ltd. (China)	607,000	309,648

CNH Global NV	1,651	68,219

CTCI Corp. (Taiwan)	218,000	425,757

Cummins, Inc.	28,352	3,283,445

Daelim Industrial Co., Ltd. (South Korea)	5,308	437,483

Daikin Industries, Ltd. (Japan)	1,800	70,558

Deere & Co.	1,306	112,290

Delphi Automotive PLC (United Kingdom)	69,202	3,072,569

DXP Enterprises, Inc. †	4,939	368,943

Embraer SA ADR (Brazil)	3,700	131,979

European Aeronautic Defence and Space Co. NV (France)	33,148	1,686,884

Franklin Electric Co., Inc.	13,840	464,609

Gardner Denver, Inc.	10,500	788,655

Generac Holdings, Inc.	11,148	393,970

General Dynamics Corp.	45,900	3,236,409

Great Lakes Dredge & Dock Corp.	51,334	345,478

Greenbrier Companies, Inc. †	23,441	532,345

HEICO Corp.	3,602	156,363

Hyflux, Ltd. (Singapore) S	88,000	103,734

Hyster-Yale Materials Holdings, Inc.	1,912	109,156

Hyster-Yale Materials Holdings, Inc. Class B F	1,912	109,156

Hyundai Mobis Co., Ltd. (South Korea)	2,605	719,969

IHI Corp. (Japan)	162,000	492,187

Ingersoll-Rand PLC	46,200	2,541,462

Invensys PLC (United Kingdom)	113,079	602,737

JGC Corp. (Japan)	24,000	606,533

Kadant, Inc. †	12,799	319,975

Kawasaki Heavy Industries, Ltd. (Japan)	202,000	633,027

KBR, Inc.	29,600	949,568

Leggett & Platt, Inc.	30,800	1,040,424

Lindsay Corp.	836	73,718

Lockheed Martin Corp.	36,623	3,534,852

McDermott International, Inc. †	78,180	859,198

20 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (55.7%)* cont.	Shares	Value

Capital goods cont.
Metso Corp. OYJ (Finland)	2,080	$88,493

Miller Industries, Inc.	12,719	204,140

Mitsubishi Electric Corp. (Japan)	49,000	394,040

NACCO Industries, Inc. Class A	1,912	102,024

Northrop Grumman Corp.	37,700	2,644,655

Raytheon Co.	48,779	2,867,717

Safran SA (France)	10,711	477,732

Samsung Engineering Co., Ltd. (South Korea)	1,500	175,939

Schindler Holding AG (Switzerland) †	5,261	770,889

Shanghai Prime Machinery Co., Ltd. (China)	938,000	124,540

Singapore Technologies Engineering, Ltd. (Singapore)	108,000	376,138

Standard Motor Products, Inc.	18,045	500,207

Standex International Corp.	5,139	283,776

Staples, Inc.	122,226	1,641,495

Stoneridge, Inc. †	28,359	216,379

Sturm Ruger & Co., Inc.	1,346	68,283

Terex Corp. †	23,700	815,754

Tetra Tech, Inc. †	7,047	214,863

TriMas Corp. †	21,055	683,656

Valmont Industries, Inc.	3,640	572,463

Vinci SA (France)	18,983	855,196

WABCO Holdings, Inc. †	13,400	945,906

Coway Co., Ltd. (South Korea)	20,420	898,399

		58,874,712
Communication services (2.6%)
America Movil SAB de CV ADR Ser. L (Mexico)	14,495	303,815

Arris Group, Inc. †	9,169	157,432

Aruba Networks, Inc. †	10,050	248,637

AT&T, Inc.	92,779	3,404,062

BCE, Inc. (Canada)	5,982	279,476

BroadSoft, Inc. †	2,209	58,472

BT Group PLC (United Kingdom)	166,660	703,984

CalAmp Corp. †	19,041	208,880

Comcast Corp. Class A	231,331	9,718,215

Deutsche Telekom AG (Germany)	52,406	553,939

DISH Network Corp. Class A	37,300	1,413,670

EchoStar Corp. Class A †	40,655	1,584,325

France Telecom SA (France)	51,669	522,570

HSN, Inc.	2,907	159,478

IAC/InterActiveCorp.	38,947	1,740,152

InterDigital, Inc.	2,517	120,388

InterXion Holding NV (Netherlands) †	15,526	376,040

Jazztel PLC (Spain) †	19,118	145,568

Kabel Deutschland Holding AG (Germany)	1,310	120,871

Loral Space & Communications, Inc.	5,130	317,444

MetroPCS Communications, Inc. †	75,200	819,680

NeuStar, Inc. Class A †	7,892	367,215

Nippon Telegraph & Telephone (NTT) Corp. (Japan)	2,600	113,380

Dynamic Asset Allocation Growth Fund	21

COMMON STOCKS (55.7%)* cont.	Shares	Value

Communication services cont.
NTT DoCoMo, Inc. (Japan)	487	$735,143

TalkTalk Telecom Group PLC (United Kingdom)	42,299	175,075

TDC A/S (Denmark)	17,241	132,470

Tele2 AB Class B (Sweden)	31,760	552,683

Telecom Italia SpA (Italy)	143,203	101,144

Telefonica SA (Spain)	47,630	640,462

Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	522,000	591,264

Telenor ASA (Norway)	29,129	636,866

Telstra Corp., Ltd. (Australia)	175,250	823,877

Turkcell Iletisim Hizmetleri AS (Turkey) †	109,650	736,333

tw telecom, inc. †	34,800	876,612

USA Mobility, Inc.	14,757	195,825

Verizon Communications, Inc.	220,215	10,823,567

Virgin Media, Inc. (United Kingdom)	3,700	181,189

Vodafone Group PLC (United Kingdom)	577,796	1,638,221

Ziggo NV (Netherlands)	4,417	155,335

		42,433,759
Conglomerates (1.0%)
AMETEK, Inc.	40,554	1,758,421

Danaher Corp.	77,754	4,832,411

General Electric Co.	191,856	4,435,711

Marubeni Corp. (Japan)	45,000	336,060

Mitsui & Co., Ltd. (Japan)	47,400	661,138

Siemens AG (Germany)	18,643	2,008,111

Tyco International, Ltd.	84,238	2,695,616

		16,727,468
Consumer cyclicals (6.5%)
ADT Corp. (The)	38,541	1,886,197

Advance Auto Parts, Inc.	14,750	1,219,004

Alliance Global Group, Inc. (Philippines)	448,900	232,165

American Eagle Outfitters, Inc.	41,400	774,180

ANN, Inc. †	6,934	201,225

Babcock International Group PLC (United Kingdom)	36,548	604,197

Barloworld, Ltd. (South Africa)	29,486	307,324

Bayerische Motoren Werke (BMW) AG (Germany)	14,818	1,278,517

Bed Bath & Beyond, Inc. † S	36,353	2,341,860

Belo Corp. Class A	87,776	862,838

Big Lots, Inc. †	30,158	1,063,673

BR Malls Participacoes SA (Brazil)	41,264	516,221

Bridgestone Corp. (Japan)	10,300	346,853

Brunswick Corp.	4,252	145,503

Buckle, Inc. (The)	4,333	202,134

Bureau Veritas SA (France)	5,308	660,675

Cabela’s, Inc. †	3,008	182,826

Carmike Cinemas, Inc. †	13,444	243,605

Cash America International, Inc.	2,554	134,008

Chico’s FAS, Inc.	40,000	672,000

Cie Financiere Richemont SA (Switzerland)	12,375	971,176

Cie Generale des Etablissements Michelin (France)	8,233	688,614

22 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (55.7%)* cont.	Shares	Value

Consumer cyclicals cont.
Coach, Inc.	43,708	$2,184,963

Compagnie Financiere Richemont SA (Switzerland)	63,706	502,149

Compass Group PLC (United Kingdom)	98,916	1,263,254

Cooper Tire & Rubber Co.	28,639	734,877

Corporate Executive Board Co. (The)	3,147	183,030

CP ALL PCL (Thailand)	286,300	452,156

Crocs, Inc. †	10,631	157,551

Daihatsu Motor Co., Ltd. (Japan)	29,000	601,349

Daimler AG (Registered Shares) (Germany)	7,768	422,643

Deckers Outdoor Corp. †	2,817	156,879

Deluxe Corp.	17,609	729,013

Demand Media, Inc. †	9,191	79,318

Destination Maternity Corp.	20,340	475,956

Dillards, Inc. Class A	7,319	574,907

Elders, Ltd. (Australia) †	44,692	5,604

Expedia, Inc.	17,798	1,068,058

Experian Group, Ltd. (United Kingdom)	34,326	594,586

Foot Locker, Inc.	30,773	1,053,668

Francesca’s Holdings Corp. † S	7,177	205,693

Fuji Heavy Industries, Ltd. (Japan)	49,000	760,493

G&K Services, Inc. Class A	5,703	259,544

GameStop Corp. Class A	9,901	276,931

Gannett Co., Inc.	51,676	1,130,154

Gap, Inc. (The)	51,400	1,819,560

Genesco, Inc. †	7,072	424,956

Global Cash Access Holdings, Inc. †	24,242	170,906

Global Mediacom Tbk PT (Indonesia)	1,026,500	246,319

Green Dot Corp. Class A †	10,693	178,680

Grupo Televisa, S.A.B ADR (Mexico)	13,852	368,602

Haci Omer Sabanci Holding AS (Turkey)	65,852	394,901

Harbinger Group, Inc. †	23,391	193,210

Hino Motors, Ltd. (Japan)	56,000	600,839

HMS Holdings Corp. †	6,624	179,842

Home Depot, Inc. (The)	135,081	9,425,952

Home Inns & Hotels Management, Inc. ADR (China) † S	11,333	337,610

Hotel Shilla Co., Ltd. (South Korea)	7,487	370,111

Indofood Agri Resources, Ltd. (Singapore)	7,000	6,978

Isuzu Motors, Ltd. (Japan)	196,000	1,155,574

ITV PLC (United Kingdom)	319,904	628,985

Jarden Corp. †	25,650	1,099,103

Kangwon Land, Inc. (South Korea)	19,550	551,744

KAR Auction Services, Inc.	14,528	290,996

Kia Motors Corp. (South Korea)	8,584	428,969

Kingfisher PLC (United Kingdom)	8,092	35,386

La-Z-Boy, Inc.	33,134	625,239

Lear Corp.	21,369	1,172,517

Lowe’s Cos., Inc.	147,427	5,590,432

LS Corp. (South Korea)	754	59,772

Dynamic Asset Allocation Growth Fund	23

COMMON STOCKS (55.7%)* cont.	Shares	Value

Consumer cyclicals cont.
Lumber Liquidators Holdings, Inc. †	1,898	$133,278

Macy’s, Inc.	62,603	2,619,310

Marcus Corp.	23,128	288,869

Maruti Suzuki India, Ltd. (India)	16,676	393,625

Matahari Department Store Tbk PT (Indonesia) †	202,000	228,660

MAXIMUS, Inc.	2,156	172,415

McGraw-Hill Cos., Inc. (The)	42,597	2,218,452

MGM China Holdings, Ltd. (Hong Kong)	349,200	747,736

Mitsubishi Motors Corp. (Japan) †	507,000	527,816

Namco Bandai Holdings, Inc. (Japan)	32,300	571,302

Naspers, Ltd. Class N (South Africa)	8,303	517,261

Navistar International Corp. †	8,258	285,479

Next PLC (United Kingdom)	20,281	1,345,425

Nintendo Co., Ltd. (Japan)	1,400	150,359

Nissan Motor Co., Ltd. (Japan)	90,900	873,899

O’Reilly Automotive, Inc. †	19,950	2,045,873

OPAP SA (Greece)	48,287	381,284

PetSmart, Inc.	19,720	1,224,612

Pier 1 Imports, Inc.	5,884	135,332

PPR SA (France)	1,261	277,053

Prada SpA (Italy)	13,400	137,156

Priceline.com, Inc. †	6,461	4,444,716

PulteGroup, Inc. †	68,800	1,392,512

Randstad Holding NV (Netherlands)	6,061	248,151

Ryland Group, Inc. (The)	14,595	607,444

Scania AB Class B (Sweden)	31,216	652,913

Select Comfort Corp. †	8,346	165,000

Sinclair Broadcast Group, Inc. Class A	36,213	732,951

Six Flags Entertainment Corp.	1,571	113,866

SJM Holdings, Ltd. (Hong Kong)	342,000	856,218

Sonic Automotive, Inc. Class A	53,960	1,195,754

Suzuki Motor Corp. (Japan)	39,100	876,827

Swatch Group AG (The) (Switzerland)	1,069	621,603

Tata Motors, Ltd. (India)	152,590	743,044

Tempur-Pedic International, Inc. †	9,168	455,008

Tile Shop Holdings, Inc. †	9,268	194,721

TJX Cos., Inc. (The)	96,400	4,506,700

Tom Tailor Holding AG (Germany)	4,424	99,581

Total Systems Services, Inc.	79,400	1,967,532

Town Sports International Holdings, Inc.	21,650	204,809

Toyota Motor Corp. (Japan)	3,300	170,372

Trump Entertainment Resorts, Inc. †	163	652

TUI Travel PLC (United Kingdom)	45,622	225,707

URS Corp.	15,714	745,001

Valeo SA (France)	3,694	199,895

ValueClick, Inc. †	14,444	426,820

VOXX International Corp. †	34,312	367,482

Wal-Mart Stores, Inc.	126,534	9,468,539

24 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (55.7%)* cont.	Shares	Value

Consumer cyclicals cont.
WPP PLC (United Kingdom)	43,104	$687,036

Wyndham Worldwide Corp.	26,447	1,705,303

Wynn Resorts, Ltd.	13,946	1,745,481

		106,861,588
Consumer staples (5.2%)
AFC Enterprises †	29,333	1,065,668

Ajinomoto Co., Inc. (Japan)	48,000	721,517

Anheuser-Busch InBev NV (Belgium)	13,779	1,364,438

Associated British Foods PLC (United Kingdom)	39,097	1,129,307

Avis Budget Group, Inc. †	40,981	1,140,501

Barrett Business Services, Inc.	5,119	269,567

Beacon Roofing Supply, Inc. †	11,425	441,691

BRF — Brasil Foods SA ADR (Brazil)	2,498	55,231

Bright Horizons Family Solutions, Inc. †	7,076	239,098

Brinker International, Inc.	15,145	570,209

British American Tobacco (BAT) PLC (United Kingdom)	27,618	1,480,076

Bunge, Ltd.	1,011	74,642

Calbee, Inc. (Japan)	8,100	656,536

Carrefour SA (France)	22,538	616,953

Chaoda Modern Agriculture Holdings, Ltd. (China) † F	72,000	4,638

Chiquita Brands International, Inc. †	879	6,821

Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR
(Preference) (Brazil)	11,509	613,200

Coca-Cola Co. (The)	35,404	1,431,738

Cola-Cola Amatil, Ltd. (Australia)	11,725	178,289

Companhia de Bebidas das Americas (AmBev) ADR
(Preference) (Brazil)	10,814	457,757

Constellation Brands, Inc. Class A †	22,900	1,090,956

Core-Mark Holding Co., Inc.	5,394	276,766

CVS Caremark Corp.	107,538	5,913,515

DeNA Co., Ltd. (Japan)	11,000	298,561

Diageo PLC (United Kingdom)	21,576	680,261

Distribuidora Internacional de Alimentacion SA (Spain)	85,423	590,860

Domino’s Pizza, Inc.	2,880	148,147

Fiesta Restaurant Group, Inc. †	5,164	137,207

Fomento Economico Mexicano SAB de CV ADR (Mexico)	5,426	615,851

General Mills, Inc.	63,800	3,145,978

Geo Group, Inc. (The)	14,662	551,584

Glanbia PLC (Ireland)	3,131	37,169

Grand Canyon Education, Inc. †	9,012	228,815

Hain Celestial Group, Inc. (The) †	3,685	225,080

Heineken Holding NV (Netherlands)	14,474	927,490

Henkel AG & Co. KGaA (Preference) (Germany)	2,728	262,581

Imperial Tobacco Group PLC (United Kingdom)	1,853	64,729

Ingredion, Inc.	1,042	75,357

IOI Corp. Bhd (Malaysia)	27,000	40,807

ITOCHU Corp. (Japan)	26,000	312,381

Japan Tobacco, Inc. (Japan)	50,400	1,606,204

Dynamic Asset Allocation Growth Fund	25

COMMON STOCKS (55.7%)* cont.	Shares	Value

Consumer staples cont.
JM Smucker Co. (The)	14,000	$1,388,240

Kao Corp. (Japan)	27,000	883,412

Kerry Group PLC Class A (Ireland)	9,842	586,454

Koninklijke Ahold NV (Netherlands)	49,822	763,499

Kraft Foods Group, Inc.	57,900	2,983,587

Kuala Lumpur Kepong Bhd (Malaysia)	6,400	43,239

Lawson, Inc. (Japan)	1,800	138,631

Liberty Interactive Corp. Class A †	93,800	2,005,444

Lorillard, Inc.	43,588	1,758,776

Magnit OJSC (Russia)	4,909	937,968

Maple Leaf Foods, Inc. (Canada)	2,025	27,389

Molson Coors Brewing Co. Class B	18,934	926,441

Nestle SA (Switzerland)	44,986	3,253,228

Olam International, Ltd. (Singapore)	12,000	16,681

On Assignment, Inc. †	11,883	300,759

OpenTable, Inc. †	2,603	163,937

Papa John’s International, Inc. †	4,771	294,943

Pernod-Ricard SA (France)	4,126	514,136

Philip Morris International, Inc.	120,239	11,147,358

Pinnacle Foods, Inc. †	10,707	237,802

Prestige Brands Holdings, Inc. †	13,248	340,341

Procter & Gamble Co. (The)	169,468	13,059,204

PT Perusahaan Perkebunan London Sumatra Indonesia
Tbk (Indonesia)	97,000	19,298

Reckitt Benckiser Group PLC (United Kingdom)	19,388	1,389,880

Robert Half International, Inc.	27,935	1,048,401

SABMiller PLC (United Kingdom)	21,231	1,117,467

SABMiller PLC (United Kingdom)	8,175	431,629

Sao Martinho SA (Brazil)	23,000	323,246

Shoprite Holdings, Ltd. (South Africa)	33,186	659,728

Smithfield Foods, Inc. †	1,140	30,187

Spartan Stores, Inc.	10,414	182,766

Suedzucker AG (Germany)	17,310	731,122

Swatch Group AG (The) (Switzerland)	6,117	620,850

Tate & Lyle PLC (United Kingdom)	3,554	45,901

Tesco PLC (United Kingdom)	52,817	306,204

Toyota Tsusho Corp. (Japan)	41,300	1,070,066

TrueBlue, Inc. †	42,735	903,418

Tyson Foods, Inc. Class A	1,994	49,491

Unilever PLC (United Kingdom)	16,012	677,331

United Natural Foods, Inc. †	3,294	162,065

USANA Health Sciences, Inc. †	2,566	124,015

Walgreen Co.	81,832	3,901,750

Wilmar International, Ltd. (Singapore)	14,000	39,058

WM Morrison Supermarkets PLC (United Kingdom)	16,466	69,103

Wolseley PLC (United Kingdom)	5,487	272,877

Woolworths, Ltd. (Australia)	29,059	1,025,660

		86,721,158

26 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (55.7%)* cont.	Shares	Value

Energy (5.0%)
Alpha Natural Resources, Inc. †	45,100	$370,271

BG Group PLC (United Kingdom)	30,287	519,561

BP PLC (United Kingdom)	204,748	1,430,769

Cabot Oil & Gas Corp.	28,900	1,953,929

Cairn India, Ltd. (India)	83,168	417,430

Caltex Australia, Ltd. (Australia)	42,329	945,513

Canadian Natural Resources, Ltd. (Canada)	9,200	294,969

Chevron Corp.	33,037	3,925,456

China Shenhua Energy Co., Ltd. (China)	77,500	280,951

CNOOC, Ltd. (China)	588,000	1,126,995

ConocoPhillips	122,223	7,345,602

CVR Energy, Inc. (Escrow) F	15,953	—

Deepocean Group (Shell) (acquired 6/9/11, cost $122,420)
(Norway) ΔΔ	8,417	126,255

Delek US Holdings, Inc.	8,874	350,168

Dragon Oil PLC (Turkmenistan)	54,787	541,100

ENI SpA (Italy)	70,973	1,594,823

EPL Oil & Gas, Inc. †	17,620	472,392

Exxon Mobil Corp.	120,135	10,825,365

Ezion Holdings, Ltd. (Singapore)	315,000	552,649

Gulfport Energy Corp. †	4,100	187,903

Halliburton Co.	6,800	274,788

Helix Energy Solutions Group, Inc. †	33,455	765,450

Helmerich & Payne, Inc.	15,685	952,080

HollyFrontier Corp.	29,199	1,502,289

Key Energy Services, Inc. †	48,515	392,001

Kodiak Oil & Gas Corp. †	25,708	233,686

Lukoil OAO ADR (Russia)	20,829	1,341,388

Marathon Petroleum Corp.	41,356	3,705,498

Occidental Petroleum Corp.	81,053	6,352,124

Oceaneering International, Inc.	17,164	1,139,861

Oil States International, Inc. †	9,700	791,229

ONEOK, Inc.	33,400	1,592,178

Pacific Rubiales Energy Corp. (Colombia)	24,653	520,313

Peabody Energy Corp.	41,295	873,389

Petrofac, Ltd. (United Kingdom)	6,561	142,857

Petroleo Brasileiro SA ADR (Preference) (Brazil)	39,851	723,296

Petroleo Brasileiro SA ADR (Brazil)	10,514	174,217

Phillips 66	68,862	4,818,274

Repsol YPF SA (Spain)	24,334	494,402

Rosetta Resources, Inc. †	4,801	228,432

Royal Dutch Shell PLC Class A (United Kingdom)	49,277	1,594,066

Royal Dutch Shell PLC Class A (United Kingdom)	32,240	1,041,024

Royal Dutch Shell PLC Class B (United Kingdom)	36,263	1,203,931

Schlumberger, Ltd.	116,837	8,749,923

Statoil ASA (Norway)	35,219	851,419

Stone Energy Corp. †	11,910	259,043

Suncor Energy, Inc. (Canada)	17,900	536,374

Dynamic Asset Allocation Growth Fund	27

COMMON STOCKS (55.7%)* cont.	Shares	Value

Energy cont.
Surgutneftegas OAO (Russia) †	516,959	$360,253

Swift Energy Co. †	14,922	220,995

Tesoro Corp.	31,885	1,866,867

Total SA (France)	21,354	1,022,505

Tullow Oil PLC (United Kingdom)	12,217	228,512

Unit Corp. †	5,684	258,906

Vaalco Energy, Inc. †	62,241	472,409

Valero Energy Corp.	69,022	3,139,811

W&T Offshore, Inc.	10,780	153,076

Western Refining, Inc.	14,139	500,662

		82,739,629
Financials (10.4%)
3i Group PLC (United Kingdom)	112,322	539,310

ACE, Ltd.	4,496	400,009

Admiral Group PLC (United Kingdom)	2,858	57,843

AG Mortgage Investment Trust, Inc. R	5,934	151,139

Ageas (Belgium)	22,210	751,178

Agree Realty Corp. R	10,033	301,993

AIA Group, Ltd. (Hong Kong)	308,400	1,351,767

Aliansce Shopping Centers SA (Brazil)	28,955	340,596

Alleghany Corp. †	4,500	1,781,640

Allianz SE (Germany)	12,174	1,653,376

Allied World Assurance Co. Holdings AG	17,726	1,643,555

American Capital Agency Corp. R	40,600	1,330,868

American Capital Mortgage Investment Corp. R	10,157	262,558

American Equity Investment Life Holding Co.	23,561	350,823

American Financial Group, Inc.	25,472	1,206,863

American International Group, Inc. †	127,600	4,953,432

Amtrust Financial Services, Inc.	6,242	216,285

Aon PLC	67,342	4,141,533

Apollo Commercial Real Estate Finance, Inc. R	11,354	199,717

Apollo Residential Mortgage, Inc.	10,792	240,554

Arlington Asset Investment Corp. Class A	6,828	176,231

ARMOUR Residential REIT, Inc. R	31,828	207,837

Ashford Hospitality Trust, Inc. R	37,512	463,648

Ashmore Group PLC (United Kingdom)	38,294	203,650

Associated Banc-Corp.	51,800	786,842

Australia & New Zealand Banking Group, Ltd. (Australia)	41,037	1,223,673

AvalonBay Communities, Inc. R	10,805	1,368,669

AXA SA (France)	67,038	1,152,358

Axis Capital Holdings, Ltd.	31,300	1,302,706

Banco Bilbao Vizcaya Argentaria SA (BBVA) (Spain)	87,335	757,121

Banco Latinoamericano de Exportaciones SA Class E (Panama)	22,547	557,813

Banco Santander Central Hispano SA (Spain)	110,946	745,497

Bangkok Bank PCL NVDR (Thailand)	66,200	513,143

Bank Mandiri (Persero) Tbk PT (Indonesia)	666,500	686,497

Bank of Ireland (Ireland) †	654,566	129,215

Bank of Kentucky Financial Corp.	3,781	103,713

28 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (55.7%)* cont.	Shares	Value

Financials cont.
Bank of Yokohama, Ltd. (The) (Japan)	133,000	$770,011

Barclays PLC (United Kingdom)	552,377	2,443,648

Berkshire Hathaway, Inc. Class B †	18,868	1,966,046

BM&F Bovespa SA (Brazil)	59,440	399,747

BofI Holding, Inc. †	14,866	533,392

BR Properties SA (Brazil)	34,319	381,785

British Land Company PLC (United Kingdom) R	32,340	267,070

C C Land Holdings, Ltd. (China)	492,687	152,143

Cardinal Financial Corp.	19,506	354,619

CBL & Associates Properties, Inc. R	38,074	898,546

Chimera Investment Corp. R	223,091	711,660

China Construction Bank Corp. (China)	1,380,000	1,130,255

China Overseas Grand Oceans Group, Ltd. (China) S	274,000	362,058

China Overseas Land & Investment, Ltd. (China)	121,000	334,924

CIMB Group Holdings Berhad (Malaysia)	202,300	498,482

CIT Group, Inc. †	46,898	2,039,125

Citigroup, Inc.	3,700	163,688

Citizens & Northern Corp.	12,608	245,856

Citizens Republic Bancorp, Inc. †	11,186	252,244

City National Corp.	14,592	859,615

CNO Financial Group, Inc.	25,245	289,055

Commonwealth Bank of Australia (Australia)	31,059	2,207,644

CoreLogic, Inc. †	59,100	1,528,326

Credicorp, Ltd. (Peru)	3,122	518,408

Credit Acceptance Corp. †	3,402	415,520

Credit Agricole SA (France) †	76,294	628,447

Credit Suisse Group AG (Switzerland)	16,372	429,608

CYS Investments, Inc. R	19,283	226,382

DBS Group Holdings, Ltd. (Singapore)	48,000	620,962

Deutsche Bank AG (Germany)	22,366	871,994

Dexus Property Group (Australia)	797,964	868,825

Discover Financial Services	73,000	3,273,320

Discovery Holdings, Ltd. (South Africa)	38,262	325,560

Dynex Capital, Inc. R	27,859	297,534

E*Trade Financial Corp. †	13,736	147,113

Eagle Bancorp, Inc. †	9,325	204,124

East West Bancorp, Inc.	15,996	410,617

Eaton Vance Corp.	32,252	1,349,101

EPR Properties R	3,970	206,639

Erste Group Bank AG (Czech Republic) †	10,784	300,384

Federal Realty Investment Trust R	8,400	907,536

Fidelity National Financial, Inc. Class A	58,982	1,488,116

Fifth Third Bancorp	193,800	3,160,878

Financial Institutions, Inc.	13,027	260,019

First Community Bancshares Inc.	12,298	194,923

First Industrial Realty Trust † R	12,035	206,160

Flushing Financial Corp.	12,907	218,645

Genworth Financial, Inc. Class A †	259,518	2,595,180

Dynamic Asset Allocation Growth Fund 29

COMMON STOCKS (55.7%)* cont.	Shares	Value

Financials cont.
Glimcher Realty Trust R	23,383	$271,243

Goldman Sachs Group, Inc. (The)	52,621	7,743,180

Grupo Financiero Banorte SAB de CV (Mexico)	125,931	1,009,471

Hana Financial Group, Inc. (South Korea)	12,210	434,033

Hang Seng Bank, Ltd. (Hong Kong)	46,200	742,179

Hanmi Financial Corp. †	25,826	413,216

Hatteras Financial Corp. R	15,300	419,679

Health Care REIT, Inc. R	28,400	1,928,644

Heartland Financial USA, Inc.	8,734	220,708

Heritage Financial Group, Inc.	11,315	163,841

HFF, Inc. Class A	33,953	676,683

Hongkong Land Holdings, Ltd. (Hong Kong)	22,000	163,192

Housing Development Finance Corp., Ltd. (HDFC) (India) †	19,818	301,868

HSBC Holdings, PLC (United Kingdom)	246,956	2,636,042

Huaku Development Co., Ltd. (Taiwan)	144,000	356,358

ICICI Bank, Ltd. (India)	17,385	335,431

Industrial and Commercial Bank of China, Ltd. (China)	1,369,000	962,005

ING Groep NV GDR (Netherlands) †	84,029	596,405

Insurance Australia Group, Ltd. (Australia)	213,884	1,275,019

Intact Financial Corp. (Canada)	2,800	171,580

Invesco Mortgage Capital, Inc. R	9,751	208,574

Investor AB Class B (Sweden)	21,131	610,270

Investors Real Estate Trust R	27,134	267,813

iStar Financial, Inc. † R	23,055	251,069

Itau Unibanco Holding SA ADR (Preference) (Brazil)	18,498	329,264

Jammu & Kashmir Bank, Ltd. (India)	19,313	423,219

Jones Lang LaSalle, Inc.	1,839	182,815

Joyo Bank, Ltd. (The) (Japan)	117,000	655,006

JPMorgan Chase & Co.	261,877	12,428,682

Kasikornbank PCL NVDR (Thailand)	90,300	641,366

KKR & Co. LP	13,400	258,888

Lexington Realty Trust R	53,769	634,474

Lloyds Banking Group PLC (United Kingdom) †	130,458	96,515

LTC Properties, Inc. R	14,195	578,162

Maiden Holdings, Ltd. (Bermuda)	21,593	228,670

MainSource Financial Group, Inc.	19,392	272,264

MFA Financial, Inc. R	31,998	298,221

Mitsubishi Estate Co., Ltd. (Japan)	24,000	661,858

Mitsubishi UFJ Financial Group (MUFG), Inc. (Japan)	170,500	1,010,666

Muenchener Rueckversicherungs AG (Germany)	4,073	761,741

Nasdaq OMX Group, Inc. (The)	39,362	1,271,393

National Financial Partners Corp. †	10,559	236,838

National Health Investors, Inc. R	7,930	519,019

Nationstar Mortgage Holdings, Inc. †	13,597	501,729

Nelnet, Inc. Class A	11,717	396,035

Northern Trust Corp.	37,681	2,055,875

Ocwen Financial Corp. †	6,947	263,430

One Liberty Properties, Inc. R	13,137	285,336

30 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (55.7%)* cont.	Shares	Value

Financials cont.
Oriental Financial Group (Puerto Rico)	11,458	$177,714

ORIX Corp. (Japan)	84,300	1,066,567

Pacific Premier Bancorp, Inc. †	12,208	160,535

PartnerRe, Ltd.	17,531	1,632,311

Peoples Bancorp, Inc.	12,029	269,329

Persimmon PLC (United Kingdom)	15,408	250,271

PHH Corp. †	10,496	230,492

PNC Financial Services Group, Inc.	67,899	4,515,284

Popular, Inc. (Puerto Rico) †	43,403	1,198,357

Portfolio Recovery Associates, Inc. †	4,307	546,644

Porto Seguro SA (Brazil)	36,737	513,218

Protective Life Corp.	36,176	1,295,101

Prudential PLC (United Kingdom)	119,127	1,927,730

PS Business Parks, Inc. R	8,562	675,713

PT Bank Rakyat Indonesia (Persero) Tbk (Indonesia)	823,000	742,857

Public Storage R	14,895	2,268,806

Realogy Holdings Corp. †	1,196	58,413

Regus PLC (United Kingdom)	126,644	305,385

Republic Bancorp, Inc. Class A	7,821	177,067

Resona Holdings, Inc. (Japan)	228,600	1,185,073

Samsung Card Co., Ltd. (South Korea)	16,040	570,180

Sberbank of Russia ADR (Russia)	142,663	1,828,940

SCOR SE (France)	6,045	173,573

Security Bank Corp. (Philippines)	95,700	426,856

Security National Financial Corp. Class A †	14,077	101,073

Select Income REIT R	20,257	535,798

Shopping Centres Australasia Property Group (Australia) † R	104,933	180,943

Siam Commercial Bank PCL (Thailand)	56,100	344,818

Simon Property Group, Inc. R	27,924	4,427,629

Societe Generale SA (France) †	6,974	229,123

St. Joe Co. (The) †	42,135	895,369

Standard Chartered PLC (United Kingdom)	21,891	566,623

Standard Life PLC (United Kingdom)	114,868	637,581

Starwood Property Trust, Inc. R	7,561	209,893

State Street Corp.	66,200	3,911,758

Stewart Information Services Corp.	6,126	156,029

Sumitomo Mitsui Financial Group, Inc. (Japan)	27,000	1,082,753

Summit Hotel Properties, Inc. R	34,318	359,309

Sun Communities, Inc. R	5,538	273,190

Sun Hung Kai Properties, Ltd. (Hong Kong)	17,000	229,466

Surya Semesta Internusa Tbk PT (Indonesia)	4,973,500	829,926

Swedbank AB Class A (Sweden)	57,419	1,305,828

Symetra Financial Corp.	21,659	290,447

Synovus Financial Corp.	260,800	722,416

Tanger Factory Outlet Centers R	13,900	502,902

Tokio Marine Holdings, Inc. (Japan)	9,900	278,695

Tokyu Land Corp. (Japan)	186,000	1,732,852

Toronto-Dominion Bank (Canada)	18,283	1,522,425

Dynamic Asset Allocation Growth Fund	31

COMMON STOCKS (55.7%)* cont.	Shares	Value

Financials cont.
UBS AG (Switzerland)	66,759	$1,023,221

UniCredit SpA (Italy) †	67,863	289,678

Universal Health Realty Income Trust R	3,323	191,770

Validus Holdings, Ltd.	30,560	1,142,027

Virtus Investment Partners, Inc. †	1,921	357,844

Visa, Inc. Class A	1,400	237,776

Vornado Realty Trust R	20,800	1,739,712

WageWorks, Inc. †	8,078	202,192

Walker & Dunlop, Inc. †	14,150	254,276

Walter Investment Management Corp. †	16,785	625,241

Washington Banking Co.	15,064	209,992

Wells Fargo & Co.	55,882	2,067,075

Westfield Group (Australia)	51,776	586,065

Westfield Retail Trust (Australia) R	24,846	78,271

Westpac Banking Corp. (Australia)	27,839	895,451

Wheelock and Co., Ltd. (Hong Kong)	183,000	975,583

World Acceptance Corp. †	2,674	229,616

		172,948,607
Health care (6.6%)
Accuray, Inc. †	35,800	166,112

Alere, Inc. †	23,950	611,444

Align Technology, Inc. †	5,507	184,540

Amedisys, Inc. †	20,131	223,857

AmerisourceBergen Corp.	55,885	2,875,283

Amgen, Inc.	64,005	6,561,153

AmSurg Corp. †	8,617	289,876

Astellas Pharma, Inc. (Japan)	16,900	908,419

AstraZeneca PLC (United Kingdom)	21,937	1,099,795

athenahealth, Inc. †	2,664	258,515

Bayer AG (Germany)	21,717	2,240,120

Bio-Reference Labs, Inc. †	2,987	77,602

BioMarin Pharmaceuticals, Inc. †	3,867	240,759

Bristol-Myers Squibb Co.	145,400	5,989,026

Celgene Corp. †	41,368	4,794,965

Centene Corp. †	2,482	109,307

CIGNA Corp.	60,000	3,742,200

Coloplast A/S Class B (Denmark)	17,316	931,534

Community Health Systems, Inc.	6,340	300,453

Computer Programs & Systems, Inc.	2,114	114,389

Conmed Corp.	17,376	591,827

Covidien PLC	4,921	333,841

CSL, Ltd. (Australia)	13,415	830,741

Cubist Pharmaceuticals, Inc. †	10,478	490,580

Cyberonics, Inc. †	2,597	121,566

Diagnosticos da America SA (Brazil)	45,500	260,965

Dong-A Pharmaceutical Co., Ltd. (South Korea)	3,641	405,195

Elan Corp. PLC ADR (Ireland) †	14,428	170,250

Eli Lilly & Co.	89,047	5,056,979

32 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (55.7%)* cont.	Shares	Value

Health care cont.
Endo Health Solutions, Inc. †	10,032	$308,584

Gentium SpA ADR (Italy) †	6,852	56,460

Gilead Sciences, Inc. †	129,942	6,358,062

GlaxoSmithKline PLC (United Kingdom)	73,527	1,718,821

Glenmark Pharmaceuticals, Ltd. (India) †	41,206	351,028

Greatbatch, Inc. †	21,314	636,649

Grifols SA ADR (Spain) †	4,805	139,393

Haemonetics Corp. †	6,090	253,709

HCA Holdings, Inc.	42,326	1,719,705

Health Net, Inc. †	7,684	219,916

HealthSouth Corp. †	15,060	397,132

Hi-Tech Pharmacal Co., Inc.	3,775	124,990

Hill-Rom Holdings, Inc.	12,410	437,080

Impax Laboratories, Inc. †	17,372	268,224

Insulet Corp. †	6,597	170,598

Jazz Pharmaceuticals PLC †	19,337	1,081,132

Johnson & Johnson	42,082	3,430,945

Lexicon Pharmaceuticals, Inc. †	34,997	76,293

Magellan Health Services, Inc. †	3,016	143,471

McKesson Corp.	45,051	4,863,706

MedAssets, Inc. †	22,866	440,171

Medicines Co. (The) †	13,295	444,319

Merck & Co., Inc.	20,771	918,701

Merck KGaA (Germany)	2,050	309,291

Novartis AG (Switzerland)	17,020	1,209,311

Novo Nordisk A/S Class B (Denmark)	10,281	1,670,371

Obagi Medical Products, Inc. †	31,387	619,893

Omega Healthcare Investors, Inc. R	21,174	642,843

Orion OYJ Class B (Finland)	22,091	580,223

Otsuka Holdings Company, Ltd. (Japan)	33,500	1,174,377

PDL BioPharma, Inc.	30,477	222,787

Pfizer, Inc.	466,281	13,456,870

Pharmacyclics, Inc. †	1,453	116,836

PharMerica Corp. †	15,826	221,564

Providence Service Corp. (The) †	28,868	533,769

Questcor Pharmaceuticals, Inc.	2,778	90,396

Roche Holding AG-Genusschein (Switzerland)	10,118	2,355,502

RTI Biologics, Inc. †	38,010	149,759

Salix Pharmaceuticals, Ltd. †	15,012	768,314

Sanofi (France)	27,960	2,841,080

Santarus, Inc. †	8,181	141,777

Shanghai Fosun Pharmaceutical Group Co., Ltd. (China) †	105,000	190,091

Shire PLC (United Kingdom)	8,785	267,501

Sinopharm Group Co. (China)	124,800	403,972

Spectrum Pharmaceuticals, Inc. S	16,533	123,336

St. Jude Medical, Inc.	69,800	2,822,712

STAAR Surgical Co. †	49,886	280,858

Steris Corp.	5,637	234,556

Dynamic Asset Allocation Growth Fund	33

COMMON STOCKS (55.7%)* cont.	Shares	Value

Health care cont.
Suzuken Co., Ltd. (Japan)	10,200	$379,243

TearLab Corp. †	18,802	129,734

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	4,346	172,449

Trinity Biotech PLC ADR (Ireland)	9,889	166,926

Triple-S Management Corp. Class B (Puerto Rico) †	6,611	115,164

United Therapeutics Corp. †	12,524	762,336

Ventas, Inc. R	30,800	2,254,560

ViroPharma, Inc. †	17,094	430,085

Warner Chilcott PLC Class A	66,430	900,127

WellCare Health Plans, Inc. †	11,798	683,812

WellPoint, Inc.	65,200	4,318,196

Zimmer Holdings, Inc.	38,400	2,888,448

		109,169,451
Technology (9.1%)
Acacia Research Corp. †	3,473	104,780

Accenture PLC Class A	90,800	6,898,076

Actuate Corp. †	63,940	383,640

Acxiom Corp. †	22,181	452,492

Amadeus IT Holding SA Class A (Spain)	7,138	192,833

Anixter International, Inc.	3,694	258,284

AOL, Inc. †	51,966	2,000,171

Apple, Inc.	96,324	42,635,892

ASML Holding NV (Netherlands)	9,352	629,003

ASML Holding NV ADR (Netherlands)	4,599	312,778

Aspen Technology, Inc. †	8,317	268,556

Asustek Computer, Inc. (Taiwan)	24,000	286,933

Avnet, Inc. †	27,000	977,400

BMC Software, Inc. †	52,028	2,410,457

Bottomline Technologies, Inc. †	10,194	290,631

Broadcom Corp. Class A	57,374	1,989,157

Brocade Communications Systems, Inc. †	168,161	970,289

Cap Gemini SA (France)	12,577	572,325

Casetek Holdings, Ltd. (Taiwan) †	92,000	439,963

Changyou.com, Ltd. ADR (China)	12,092	349,338

China Automation Group, Ltd. (China)	968,000	218,318

Cisco Systems, Inc.	370,643	7,750,145

Commvault Systems, Inc. †	4,924	403,670

Cornerstone OnDemand, Inc. †	5,066	172,751

CSG Systems International, Inc. †	4,701	99,614

Cypress Semiconductor Corp. †	54,100	596,723

EMC Corp. †	166,100	3,968,129

EnerSys †	13,664	622,805

Entegris, Inc. †	30,144	297,220

FEI Co.	5,507	355,477

First Solar, Inc. †	3,168	85,409

Gemalto NV (Netherlands)	8,661	755,499

GenMark Diagnostics, Inc. †	11,042	142,663

Google, Inc. Class A †	8,981	7,131,183

34 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (55.7%)* cont.	Shares	Value

Technology cont.
HCL Technologies, Ltd. (India)	45,575	$667,155

Hon Hai Precision Industry Co., Ltd. (Taiwan)	380,492	1,059,944

IBM Corp.	18,402	3,925,147

Infoblox, Inc. †	10,149	220,233

InnerWorkings, Inc. †	15,386	232,944

Integrated Silicon Solutions, Inc. †	37,617	344,948

IntraLinks Holdings, Inc. †	43,920	279,331

Ixia †	7,799	168,770

Konica Minolta Holdings, Inc. (Japan)	74,500	544,495

L-3 Communications Holdings, Inc.	17,409	1,408,736

Lam Research Corp. †	28,457	1,179,827

Lexmark International, Inc. Class A	30,445	803,748

LivePerson, Inc. †	11,832	160,679

Manhattan Associates, Inc. †	5,426	403,098

Mantech International Corp. Class A	14,373	386,203

Marvell Technology Group, Ltd.	95,100	1,006,158

Mentor Graphics Corp. †	29,700	536,085

Microsemi Corp. †	7,439	172,362

Microsoft Corp.	346,709	9,919,344

MicroStrategy, Inc. Class A †	2,014	203,575

MTS Systems Corp.	5,582	324,593

NEC Corp. (Japan) †	509,000	1,324,746

Netscout Systems, Inc. †	10,020	246,191

NHN Corp. (South Korea)	1,359	338,345

NIC, Inc.	11,902	228,042

NTT Data Corp. (Japan)	122	406,299

NVIDIA Corp.	91,205	1,169,248

NXP Semiconductor NV †	6,900	208,794

Omnivision Technologies, Inc. †	17,463	240,640

Oracle Corp.	321,468	10,396,275

Oracle Corp. Japan (Japan)	13,300	601,880

Pegatron Corp. (Taiwan) †	537,000	829,676

Perficient, Inc. †	15,988	186,420

Photronics, Inc. †	30,130	201,268

Plantronics, Inc.	5,027	222,143

Polycom, Inc. †	32,744	362,804

Procera Networks, Inc. †	13,049	155,153

PTC, Inc. †	9,601	244,729

QLIK Technologies, Inc. †	7,478	193,157

Quantum Corp. †	152,064	194,642

RF Micro Devices, Inc. †	90,306	480,428

Riverbed Technology, Inc. †	39,700	591,927

Rockwell Automation, Inc.	22,900	1,977,415

Rovi Corp. †	26,234	561,670

Rudolph Technologies, Inc. †	23,568	277,631

Safeguard Scientifics, Inc. †	13,466	212,763

Samsung Electronics Co., Ltd. (South Korea)	2,584	3,546,439

SanDisk Corp. †	5,215	286,825

Dynamic Asset Allocation Growth Fund	35

COMMON STOCKS (55.7%)* cont.	Shares	Value

Technology cont.
SAP AG (Germany)	14,085	$1,128,429

Sartorius AG (Preference) (Germany)	1,269	135,827

SciQuest, Inc. †	5,216	125,393

Semtech Corp. †	11,120	393,537

Silicon Graphics International Corp. †	8,398	115,473

Silicon Image, Inc. †	48,995	238,116

SK Hynix, Inc. (South Korea) †	58,740	1,517,864

Softbank Corp. (Japan)	21,500	991,236

Sourcefire, Inc. †	3,810	225,666

Sparton Corp. †	10,960	146,864

SS&C Technologies Holdings, Inc. †	9,596	287,688

Symantec Corp. †	161,668	3,989,966

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	248,350	834,685

Tangoe, Inc. †	7,889	97,745

Tencent Holdings, Ltd. (China)	7,600	242,031

Teradyne, Inc. †	59,211	960,402

TPK Holding Co., Ltd. (Taiwan)	11,000	218,510

Tripod Technology Corp. (Taiwan)	113,180	249,051

Tyler Technologies, Inc. †	5,225	320,084

Ultimate Software Group, Inc. †	4,445	462,991

Ultra Clean Holdings, Inc. †	27,621	179,537

Western Digital Corp.	30,748	1,546,009

Yandex NV Class A (Russia) †	34,179	790,218

Yokogawa Electric Corp. (Japan)	15,500	155,766

		150,008,617
Transportation (0.9%)
Aegean Marine Petroleum Network, Inc. (Greece)	47,609	319,456

Aeroflot — Russian Airlines OJSC (Russia) †	182,622	309,798

Airports of Thailand PCL (Thailand)	88,100	365,516

Alaska Air Group, Inc. †	3,766	240,873

Central Japan Railway Co. (Japan)	15,000	1,580,709

China Eastern Airlines Corporation Limited (China) †	706,000	307,401

ComfortDelgro Corp., Ltd. (Singapore)	341,000	525,793

Con-way, Inc.	14,511	510,932

Copa Holdings SA Class A (Panama)	4,585	548,412

Delta Air Lines, Inc. †	146,677	2,421,637

Deutsche Lufthansa AG (Germany)	10,410	203,297

Deutsche Post AG (Germany)	23,810	548,613

International Consolidated Airlines Group SA (Spain) †	147,664	567,850

Japan Airlines Co., Ltd. (Japan) †	7,000	324,959

Jaypee Infratech, Ltd. (India) †	344,628	252,049

Quality Distribution, Inc. †	29,374	247,035

SkyWest, Inc.	16,993	272,738

Southwest Airlines Co.	135,500	1,826,540

Swift Transportation Co. †	38,253	542,428

TAL International Group, Inc.	11,904	539,370

TAV Havalimanlari Holding AS (Turkey)	124,387	859,359

Turk Hava Yollari (Turkey) †	113,214	468,049

36 Dynamic Asset Allocation Growth Fund

COMMON STOCKS (55.7%)* cont.	Shares	Value

Transportation cont.
Universal Truckload Services, Inc.	1,454	$33,922

Wabtec Corp.	9,321	951,767

		14,768,503
Utilities and power (1.6%)
AES Corp.	110,070	1,383,580

American Electric Power Co., Inc.	65,100	3,165,813

American Water Works Co., Inc.	29,700	1,230,768

Centrica PLC (United Kingdom)	87,129	486,791

Chubu Electric Power Co., Inc. (Japan)	15,100	184,950

Cia Energetica de Minas Gerais ADR (Brazil)	6,100	72,285

CMS Energy Corp.	43,573	1,217,430

DTE Energy Co.	26,013	1,777,728

Electric Power Development Co., Ltd. (Japan)	9,700	255,239

Enel SpA (Italy)	171,299	559,050

Energias de Portugal (EDP) SA (Portugal)	53,525	164,804

Entergy Corp.	27,324	1,727,970

GDF Suez (France)	30,843	593,833

Kansai Electric Power, Inc. (Japan)	102,400	1,009,478

Kinder Morgan, Inc.	62,500	2,417,500

OGE Energy Corp.	17,200	1,203,656

Origin Energy, Ltd. (Australia)	37,104	514,726

PG&E Corp.	58,890	2,622,372

Power Grid Corp. of India, Ltd. (India)	202,544	394,688

PPL Corp.	81,400	2,548,634

Red Electrica Corporacion SA (Spain)	16,661	838,259

Tenaga Nasional Bhd (Malaysia)	160,300	373,766

Tokyo Gas Co., Ltd. (Japan)	89,000	485,962

UGI Corp.	21,800	836,902

United Utilities Group PLC (United Kingdom)	79,892	860,061

		26,926,245

Total common stocks (cost $778,776,237)		$921,679,667

CORPORATE BONDS AND NOTES (12.0%)*	Principal amount	Value

Basic materials (1.0%)
Agrium, Inc. sr. unsec. notes 3.15s, 2022 (Canada)	$20,000	$19,328

Ainsworth Lumber Co., Ltd. 144A sr. notes 7 1/2s,
2017 (Canada)	85,000	92,659

Airgas, Inc. sr. unsec. unsub. notes 3 1/4s, 2015	355,000	374,666

Allegheny Technologies, Inc. sr. unsec. unsub. notes
9 3/8s, 2019	65,000	83,679

Allegheny Technologies, Inc. sr. unsec. unsub. notes 5.95s, 2021	40,000	44,719

ArcelorMittal sr. unsec. bonds 10.35s, 2019 (France)	425,000	537,952

ArcelorMittal sr. unsec. unsub. notes 7 1/2s, 2039 (France)	90,000	92,475

Ashland, Inc. 144A company guaranty sr. unsec. unsub. notes
4 3/4s, 2022	231,000	235,043

Ashland, Inc. 144A sr. unsec. notes 4 3/4s, 2022	180,000	182,250

Atkore International, Inc. company guaranty sr. notes
9 7/8s, 2018	455,000	499,363

Dynamic Asset Allocation Growth Fund	37

CORPORATE BONDS AND NOTES (12.0%)* cont.	Principal amount	Value

Basic materials cont.
Axiall Corp. 144A company guaranty sr. unsec. notes
4 7/8s, 2023	$20,000	$20,350

Boise Cascade LLC/Boise Cascade Finance Corp. 144A sr.
unsec. notes 6 3/8s, 2020 (United Kingdom)	65,000	68,738

Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4 5/8s, 2022 (Germany)	135,000	135,338

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	300,000	327,000

Cemex Finance, LLC 144A company guaranty sr. bonds
9 1/2s, 2016	200,000	216,500

Cemex Finance, LLC 144A company guaranty sr. notes
9 3/8s, 2022	200,000	232,500

CF Industries, Inc. company guaranty sr. unsec. unsub. notes
7 1/8s, 2020	210,000	260,191

CF Industries, Inc. company guaranty sr. unsec. unsub. notes
6 7/8s, 2018	245,000	293,547

Compass Minerals International, Inc. company guaranty sr.
unsec. notes 8s, 2019	275,000	298,375

Cytec Industries, Inc. sr. unsec. unsub. notes 3 1/2s, 2023	195,000	195,342

Dow Chemical Co. (The) sr. unsec. unsub. notes 8.55s, 2019	135,000	181,463

E.I. du Pont de Nemours & Co. sr. notes 3 5/8s, 2021	265,000	290,698

Eagle Spinco, Inc. 144A company guaranty sr. unsec. notes
4 5/8s, 2021	25,000	25,438

Eastman Chemical Co. sr. unsec. notes 4.8s, 2042	50,000	51,915

Eastman Chemical Co. sr. unsec. notes 3.6s, 2022	40,000	41,549

Eastman Chemical Co. sr. unsec. unsub. notes 2.4s, 2017	170,000	176,462

Edgen Murray Corp. 144A company guaranty sr. notes
8 3/4s, 2020	125,000	129,688

Eldorado Gold Corp. 144A sr. unsec. notes 6 1/8s,
2020 (Canada)	75,000	78,079

Ferro Corp. sr. unsec. notes 7 7/8s, 2018	355,000	368,313

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s,
2019 (Australia)	165,000	177,994

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)	340,000	357,850

FMG Resources August 2006 Pty, Ltd. 144A sr. unsec. notes
6 7/8s, 2022 (Australia)	140,000	146,650

Graphic Packaging International, Inc. company guaranty sr.
unsec. notes 4 3/4s, 2021	35,000	35,525

HD Supply, Inc. company guaranty sr. unsec. sub. notes
10 1/2s, 2021	120,000	124,800

HD Supply, Inc. company guaranty sr. unsec. unsub. notes
11 1/2s, 2020	315,000	373,275

HD Supply, Inc. 144A sr. unsec. notes 7 1/2s, 2020	185,000	194,713

Hexion U.S. Finance Corp. company guaranty sr. notes
6 5/8s, 2020	85,000	85,213

Hexion U.S. Finance Corp. 144A sr. notes 6 5/8s, 2020	60,000	60,150

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty notes 9s, 2020	130,000	123,500

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018	165,000	170,775

38 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (12.0%)* cont.		Principal amount	Value

Basic materials cont.
Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2021		$140,000	$157,500

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2020		265,000	296,138

Huntsman International, LLC company guaranty sr. unsec.
unsub. notes 4 7/8s, 2020		135,000	136,013

Huntsman International, LLC 144A sr. unsec. notes 4 7/8s, 2020		85,000	85,638

IAMGOLD Corp. 144A company guaranty sr. unsec. notes
6 3/4s, 2020 (Canada)		250,000	240,625

INEOS Finance PLC 144A company guaranty sr. notes 7 1/2s,
2020 (United Kingdom)		170,000	184,875

INEOS Group Holdings, Ltd. company guaranty sr. unsec. notes
Ser. REGS, 7 7/8s, 2016 (Luxembourg)	EUR	160,000	207,356

Inmet Mining Corp. 144A company guaranty sr. unsec. notes
7 1/2s, 2021 (Canada)		$50,000	54,250

International Paper Co. sr. unsec. notes 7.95s, 2018		725,000	933,069

JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019		325,000	366,844

Louisiana-Pacific Corp. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2020		250,000	284,375

Lubrizol Corp. (The) sr. unsec. notes 8 7/8s, 2019		135,000	186,934

LyondellBasell Industries NV sr. unsec. notes 6s, 2021		530,000	628,050

LyondellBasell Industries NV sr. unsec. unsub. notes
5 3/4s, 2024		285,000	334,163

LyondellBasell Industries NV sr. unsec. unsub. notes 5s, 2019		880,000	994,400

Methanex Corp. sr. unsec. unsub. notes 3 1/4s, 2019 (Canada)		19,000	19,213

Momentive Performance Materials, Inc. company guaranty
notes 9 1/2s, 2021	EUR	100,000	94,748

Momentive Performance Materials, Inc. company guaranty sr.
notes 10s, 2020		$30,000	30,000

Momentive Performance Materials, Inc. company guaranty sr.
notes 8 7/8s, 2020		10,000	10,325

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
7s, 2020 (Canada)		135,000	145,125

New Gold, Inc. 144A sr. unsec. notes 6 1/4s, 2022 (Canada)		65,000	68,276

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020		225,000	253,688

Nufarm Australia Ltd. 144A company guaranty sr. notes 6 3/8s,
2019 (Australia)		75,000	79,313

Orion Engineered Carbons Bondco GmbH 144A company
guaranty sr. notes 9 5/8s, 2018 (Germany)		20,000	22,250

Perstorp Holding AB 144A company guaranty sr. notes 8 3/4s,
2017 (Sweden)		210,000	222,075

PetroLogistics LP/Petrologistics Finance Corp. 144A company
guaranty sr. unsec. notes 6 1/4s, 2020		35,000	35,438

PolyOne Corp. 144A sr. unsec. notes 5 1/4s, 2023		170,000	171,275

PQ Corp. 144A sr. notes 8 3/4s, 2018		170,000	181,900

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. unsub.
notes 3 1/2s, 2020 (Australia)		10,000	10,539

Rock-Tenn Co. company guaranty sr. unsec. unsub.
notes 4.9s, 2022		210,000	228,469

Dynamic Asset Allocation Growth Fund 39

CORPORATE BONDS AND NOTES (12.0%)* cont.		Principal amount	Value

Basic materials cont.
Rock-Tenn Co. company guaranty sr. unsec. unsub. notes
4.45s, 2019		$210,000	$226,510

Rohm & Haas Co. sr. unsec. unsub. notes 7.85s, 2029		275,000	377,388

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
company guaranty sr. unsec. notes 10s, 2020		180,000	203,400

Ryerson, Inc./Joseph T Ryerson & Son, Inc. 144A company
guaranty sr. notes 9s, 2017		175,000	191,188

Sealed Air Corp. 144A sr. unsec. notes 6 1/2s, 2020		115,000	125,494

Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023		135,000	135,844

Smurfit Kappa Treasury company guaranty sr. unsec. unsub.
debs 7 1/2s, 2025 (Ireland)		55,000	60,500

Steel Dynamics, Inc. company guaranty sr. unsec. notes
7 5/8s, 2020		20,000	22,200

Steel Dynamics, Inc. 144A company guaranty sr. unsec. notes
6 3/8s, 2022		40,000	43,200

Steel Dynamics, Inc. 144A company guaranty sr. unsec. notes
6 1/8s, 2019		50,000	54,000

Steel Dynamics, Inc. 144A company guaranty sr. unsec. notes
5 1/4s, 2023		25,000	25,125

Taminco Acquisition Corp. 144A sr. unsec. notes 9 1/8s, 2017
(Belgium) ‡‡		90,000	90,338

Taminco Global Chemical Corp. 144A sr. notes 9 3/4s,
2020 (Belgium)		285,000	317,063

Tronox Finance, LLC 144A company guaranty sr. unsec. notes
6 3/8s, 2020		260,000	252,200

USG Corp. sr. unsec. notes 9 3/4s, 2018		175,000	207,375

Verso Paper Holdings, LLC/Verso Paper, Inc. company guaranty
sr. notes 8 3/4s, 2019		60,000	28,350

Weekley Homes, LLC/Weekley Finance Corp. 144A sr. unsec.
notes 6s, 2023		135,000	139,050

Weyerhaeuser Co. sr. unsec. unsub. debs. 7 1/8s, 2023 R		135,000	166,809

			16,732,963
Capital goods (0.7%)
ADS Waste Holdings, Inc. 144A sr. notes 8 1/4s, 2020		285,000	307,088

American Axle & Manufacturing, Inc. company guaranty sr.
unsec. notes 7 3/4s, 2019		420,000	463,050

Ardagh Packaging Finance PLC sr. notes Ser. REGS, 7 3/8s,
2017 (Ireland)	EUR	315,000	435,213

Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc.
144A sr. unsec. notes 7s, 2020 (Ireland)		$200,000	206,000

B/E Aerospace, Inc. sr. unsec. unsub. notes 6 7/8s, 2020		75,000	82,969

B/E Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022		175,000	180,906

Berry Plastics Corp. company guaranty notes 9 1/2s, 2018		145,000	161,856

Berry Plastics Corp. company guaranty unsub. notes
9 3/4s, 2021		285,000	333,094

BOE Merger Corp. 144A sr. unsec. notes 9 1/2s, 2017 ‡‡		85,000	91,163

Boeing Capital Corp. sr. unsec. unsub. notes 4.7s, 2019		105,000	123,114

Bombardier, Inc. 144A sr. notes 6 1/8s, 2023 (Canada)		60,000	62,100

Bombardier, Inc. 144A sr. unsec. notes 7 3/4s, 2020 (Canada)		125,000	143,750

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020		335,000	375,200

40 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (12.0%)* cont.		Principal amount	Value

Capital goods cont.
Consolidated Container Co. LLC/Consolidated Container
Capital, Inc. 144A company guaranty sr. unsec. notes
10 1/8s, 2020		$35,000	$38,325

Crown Americas LLC/Crown Americas Capital Corp. IV 144A
company guaranty sr. unsec. notes 4 1/2s, 2023		70,000	68,075

Crown Euro Holdings SA 144A sr. notes 7 1/8s, 2018 (France)	EUR	65,000	90,352

Deere & Co. sr. unsec. unsub. notes 2.6s, 2022		$235,000	236,701

Delphi Corp. company guaranty sr. unsec. unsub. notes 5s, 2023		520,000	548,600

Dematic SA/DH Services Luxembourg Sarl 144A company
guaranty sr. unsec. notes 7 3/4s, 2020 (Luxembourg)		265,000	275,600

Exide Technologies sr. notes 8 5/8s, 2018		285,000	244,744

General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 3.6s, 2042		150,000	137,271

General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 2 1/4s, 2022		100,000	96,220

GrafTech International, Ltd. 144A company guaranty sr. unsec.
notes 6 3/8s, 2020		215,000	222,525

Kratos Defense & Security Solutions, Inc. company guaranty sr.
notes 10s, 2017		175,000	192,500

Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)		805,000	1,078,081

Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes
5 7/8s, 2022		85,000	89,250

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2023		85,000	84,256

Milacron LLC/Mcron Finance Corp. 144A sr. unsec. notes
7 3/4s, 2021		35,000	36,181

Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016		420,000	427,350

Polypore International, Inc. company guaranty sr. unsec. notes
7 1/2s, 2017		270,000	289,575

Raytheon Co. sr. unsec. notes 4 7/8s, 2040		65,000	71,665

Rexel SA 144A company guaranty sr. unsec. unsub. notes
6 1/8s, 2019 (France)		200,000	211,500

Reynolds Group Issuer, Inc. Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. notes
7 7/8s, 2019		100,000	110,250

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. notes
7 1/8s, 2019		195,000	209,381

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. notes
5 3/4s, 2020		130,000	132,438

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 9 7/8s, 2019		200,000	219,000

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 9s, 2019		105,000	111,038

Staples, Inc. sr. unsec. unsub. notes 2 3/4s, 2018		195,000	197,323

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
7 3/4s, 2018		110,000	121,000

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020		210,000	230,738

Dynamic Asset Allocation Growth Fund	41

CORPORATE BONDS AND NOTES (12.0%)* cont.	Principal amount	Value

Capital goods cont.
Terex Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020	$55,000	$58,644

Terex Corp. company guaranty sr. unsec. unsub. notes 6s, 2021	280,000	295,050

Thermadyne Holdings Corp. company guaranty sr.
notes 9s, 2017	400,000	436,000

Thermon Industries, Inc. company guaranty sr. notes
9 1/2s, 2017	188,000	208,680

TransDigm, Inc. company guaranty unsec. sub. notes
7 3/4s, 2018	285,000	312,788

Triumph Group, Inc. 144A sr. unsec. notes 4 7/8s, 2021	180,000	181,800

United Technologies Corp. sr. unsec. unsub. notes 4 1/2s, 2042	130,000	138,563

United Technologies Corp. sr. unsec. unsub. notes 3.1s, 2022	265,000	277,741

		10,644,708
Communication services (1.5%)
Adelphia Communications Corp. escrow bonds zero %, 2013	200,000	1,500

America Movil SAB de CV company guaranty sr. unsec. unsub.
notes 6 1/8s, 2040 (Mexico)	140,000	162,963

America Movil SAB de CV company guaranty unsec. unsub.
notes 2 3/8s, 2016 (Mexico)	200,000	206,300

American Tower Corp. sr. unsec. notes 7s, 2017 R	210,000	249,716

AT&T, Inc. sr. unsec. bonds 6.55s, 2039	205,000	253,235

AT&T, Inc. sr. unsec. unsub. notes 6.3s, 2038	125,000	149,943

AT&T, Inc. sr. unsec. unsub. notes 3s, 2022	175,000	177,054

AT&T, Inc. 144A sr. unsec. unsub. notes 4.35s, 2045	334,000	310,499

Bresnan Broadband Holdings, LLC 144A company guaranty sr.
unsec. unsub. notes 8s, 2018	165,000	179,850

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	525,000	611,625

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020	80,000	90,000

Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018	150,000	168,188

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021	185,000	195,406

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5 1/4s, 2022	65,000	64,025

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 7 3/8s, 2020	150,000	166,500

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 6 5/8s, 2022	165,000	176,963

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 5 1/8s, 2023	85,000	82,769

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019	235,000	253,213

CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020	50,000	51,125

Cequel Communications Escrow Capital Corp. 144A sr. unsec.
notes 6 3/8s, 2020	50,000	51,875

Cincinnati Bell, Inc. company guaranty sr. unsec. notes
8 3/8s, 2020	40,000	41,600

Cincinnati Bell, Inc. company guaranty sr. unsec. sub. notes
8 3/4s, 2018	40,000	39,800

Cincinnati Bell, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2017	95,000	100,700

42 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (12.0%)* cont.	Principal amount	Value

Communication services cont.
Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	$360,000	$388,350

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.95s, 2037	368,000	489,299

Corning, Inc. sr. unsec. unsub. notes 5 3/4s, 2040	150,000	175,907

Cricket Communications, Inc. company guaranty sr. unsec.
notes 7 3/4s, 2020	235,000	234,413

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019	100,000	109,250

Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023	170,000	172,975

CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021	145,000	163,125

Deutsche Telekom International Finance BV company guaranty
8 3/4s, 2030 (Netherlands)	195,000	276,124

Digicel Group, Ltd. 144A sr. notes 10 1/2s, 2018 (Jamaica)	170,000	189,125

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)	225,000	237,938

DISH DBS Corp. company guaranty notes 7 1/8s, 2016	10,000	11,113

DISH DBS Corp. company guaranty notes 6 5/8s, 2014	45,000	47,869

DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	445,000	527,325

DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021	175,000	194,250

Equinix, Inc. sr. unsec. notes 7s, 2021	165,000	182,738

France Telecom sr. unsec. unsub. notes 4 1/8s, 2021 (France)	132,000	141,590

Frontier Communications Corp. sr. unsec. notes 9 1/4s, 2021	80,000	91,800

Frontier Communications Corp. sr. unsec. notes 8 1/2s, 2020	305,000	345,413

Frontier Communications Corp. sr. unsec. notes 8 1/4s, 2017	15,000	17,550

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018	115,000	130,813

Frontier Communications Corp. sr. unsec. unsub. notes
7 5/8s, 2024	60,000	61,800

Hughes Satellite Systems Corp. company guaranty sr. notes
6 1/2s, 2019	290,000	318,275

Hughes Satellite Systems Corp. company guaranty sr. unsec.
notes 7 5/8s, 2021	320,000	366,000

Inmarsat Finance PLC 144A company guaranty sr. notes 7 3/8s,
2017 (United Kingdom)	130,000	138,450

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7 1/2s, 2021 (Bermuda)	210,000	233,625

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7 1/4s, 2020 (Bermuda)	130,000	142,838

Intelsat Jackson Holdings SA 144A sr. unsec. notes 6 5/8s,
2022 (Bermuda)	105,000	111,169

Intelsat Luxembourg SA company guaranty sr. unsec. notes
11 1/2s, 2017 (Luxembourg)	460,843	489,415

Intelsat Luxembourg SA company guaranty sr. unsec. notes
11 1/4s, 2017 (Luxembourg)	1,280,000	1,363,200

Intelsat Luxembourg SA 144A company guaranty sr. unsec.
notes 8 1/8s, 2023 (Luxembourg) ##	265,000	269,306

Intelsat Luxembourg SA 144A sr. unsec. notes 7 3/4s, 2021
(Luxembourg) ##	430,000	437,525

Koninklijke (Royal) KPN NV sr. unsec. unsub. bonds 8 3/8s,
2030 (Netherlands)	90,000	117,868

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 9 3/8s, 2019	185,000	207,422

Dynamic Asset Allocation Growth Fund 43

CORPORATE BONDS AND NOTES (12.0%)* cont.	Principal amount	Value

Communication services cont.
Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 8 5/8s, 2020	$185,000	$206,275

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2019	45,000	49,500

Level 3 Financing, Inc. 144A company guaranty sr. unsec. unsub.
notes 7s, 2020	210,000	219,975

Mediacom, LLC/Mediacom Capital Corp. sr. unsec. notes
9 1/8s, 2019	205,000	228,831

Mediacom, LLC/Mediacom Capital Corp. sr. unsec. unsub. notes
7 1/4s, 2022	125,000	137,500

MetroPCS Wireless, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018	315,000	344,925

MetroPCS Wireless, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 5/8s, 2023	265,000	270,300

MetroPCS Wireless, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 1/4s, 2021	245,000	249,288

NII Capital Corp. company guaranty sr. unsec. unsub.
notes 10s, 2016	440,000	394,900

NII Capital Corp. company guaranty sr. unsec. unsub. notes
8 7/8s, 2019	55,000	41,388

NII Capital Corp. company guaranty sr. unsec. unsub. notes
7 5/8s, 2021	230,000	165,600

NII International Telecom Sarl 144A company guaranty sr. unsec.
notes 11 3/8s, 2019 (Luxembourg)	65,000	67,925

PAETEC Holding Corp. company guaranty sr. unsec. notes
9 7/8s, 2018	230,000	263,925

Quebecor Media, Inc. 144A sr. unsec. notes 5 3/4s,
2023 (Canada)	160,000	163,200

Qwest Corp. sr. FRN notes 3.53s, 2013	1,475,000	1,480,157

Qwest Corp. sr. unsec. notes 6 3/4s, 2021	678,000	781,185

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	85,000	96,556

Rogers Communications, Inc. company guaranty sr. unsec.
bonds 8 3/4s, 2032 (Canada)	225,000	335,340

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2019	13,000	14,333

SBA Telecommunications, Inc. 144A company guaranty sr.
unsec. unsub. notes 5 3/4s, 2020	70,000	72,800

SBA Tower Trust 144A notes 2.933s, 2017	610,000	640,211

SES 144A company guaranty sr. unsec. notes 3.6s,
2023 (France)	222,000	221,993

Sprint Capital Corp. company guaranty 6 7/8s, 2028	1,095,000	1,119,638

Sprint Nextel Corp. sr. notes 8 3/8s, 2017	250,000	290,938

Sprint Nextel Corp. sr. unsec. notes 6s, 2016	310,000	336,350

Sprint Nextel Corp. sr. unsec. unsub. notes 9 1/8s, 2017	205,000	242,413

Sprint Nextel Corp. sr. unsec. unsub. notes 7s, 2020	145,000	159,500

Sprint Nextel Corp. 144A company guaranty sr. unsec.
notes 9s, 2018	485,000	599,581

TCI Communications, Inc. sr. unsec. unsub. notes 7 1/8s, 2028	205,000	277,394

Time Warner Cable, Inc. company guaranty sr. unsec. unsub.
notes 6 3/4s, 2039	105,000	123,912

44 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (12.0%)* cont.	Principal amount	Value

Communication services cont.
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
144A company guaranty sr. notes 7 1/2s, 2019 (Germany)	$150,000	$163,508

Verizon Communications, Inc. sr. unsec. notes 2.45s, 2022	505,000	476,417

Verizon Communications, Inc. sr. unsec. unsub. notes
8 3/4s, 2018	176,000	236,199

Videotron Ltee company guaranty sr. unsec. unsub. notes 5s,
2022 (Canada)	260,000	263,900

West Corp. company guaranty sr. unsec. notes 8 5/8s, 2018	85,000	92,225

West Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	155,000	165,075

Wind Acquisition Finance SA 144A company guaranty sr. notes
7 1/4s, 2018 (Luxembourg)	360,000	374,850

Wind Acquisition Finance SA 144A sr. notes 11 3/4s,
2017 (Luxembourg)	400,000	424,000

Windstream Corp. company guaranty sr. unsec. unsub. notes
8 1/8s, 2018	85,000	93,075

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2017	385,000	439,863

Windstream Corp. company guaranty sr. unsec. unsub. notes
7 3/4s, 2021	160,000	174,400

Windstream Corp. 144A company guaranty sr. unsec. notes
6 3/8s, 2023	110,000	109,175

		24,777,229
Consumer cyclicals (2.0%)
Academy, Ltd./Academy Finance Corp. 144A company
guaranty sr. unsec. notes 9 1/4s, 2019	35,000	39,463

ADT Corp. (The) 144A company guaranty sr. unsec. notes
4 7/8s, 2042	258,000	246,553

ADT Corp. (The) 144A company guaranty sr. unsec. notes
3 1/2s, 2022	362,000	357,170

Affinion Group Holdings, Inc. company guaranty sr. unsec. notes
11 5/8s, 2015	245,000	155,575

Affinion Group, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018	315,000	248,850

Affinion Group, Inc. company guaranty sr. unsec. sub. notes
11 1/2s, 2015	215,000	187,588

AMC Entertainment, Inc. company guaranty sr. sub. notes
9 3/4s, 2020	270,000	311,513

American Casino & Entertainment Properties LLC sr.
notes 11s, 2014	299,000	301,243

American Media, Inc. 144A notes 13 1/2s, 2018	11,246	9,165

Ashtead Capital, Inc. 144A company guaranty sr. notes
6 1/2s, 2022	105,000	114,188

Autonation, Inc. company guaranty sr. unsec. notes
6 3/4s, 2018	90,000	102,375

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2020	70,000	75,950

Beazer Homes USA, Inc. company guaranty sr. notes
6 5/8s, 2018	120,000	129,600

Beazer Homes USA, Inc. company guaranty sr. unsec. notes
8 1/8s, 2016	105,000	113,663

Dynamic Asset Allocation Growth Fund 45

CORPORATE BONDS AND NOTES (12.0%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Beazer Homes USA, Inc. company guaranty sr. unsec. unsub.
notes 9 1/8s, 2018	$35,000	$37,625

Beazer Homes USA, Inc. 144A company guaranty sr. unsec.
notes 7 1/4s, 2023	105,000	107,100

Bon-Ton Department Stores, Inc. (The) company guaranty notes
10 5/8s, 2017	300,000	300,375

Brookfield Residential Properties, Inc. 144A company guaranty
sr. unsec. notes 6 1/2s, 2020 (Canada)	265,000	283,550

Building Materials Corp. 144A company guaranty sr. notes
7 1/2s, 2020	240,000	261,900

Building Materials Corp. 144A sr. notes 7s, 2020	95,000	103,075

Building Materials Corp. 144A sr. notes 6 3/4s, 2021	95,000	103,788

Burlington Coat Factory Warehouse Corp. company guaranty sr.
unsec. notes 10s, 2019	205,000	227,550

Burlington Holdings, LLC/Burlington Holding Finance, Inc. 144A
sr. unsec. notes 9s, 2018 ‡‡	75,000	76,125

Caesars Entertainment Operating Co., Inc. sr. notes
11 1/4s, 2017	1,075,000	1,143,531

Caesars Entertainment Operating Co., Inc. 144A company
guaranty sr. notes 9s, 2020	605,000	608,781

Carmike Cinemas, Inc. company guaranty notes 7 3/8s, 2019	120,000	131,700

CBS Corp. company guaranty sr. unsec. debs. notes
7 7/8s, 2030	100,000	132,214

CBS Corp. sr. unsec. unsub. notes 4 1/2s, 2021	210,000	232,650

CCM Merger, Inc. 144A company guaranty sr. unsec. notes
9 1/8s, 2019	175,000	178,938

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 9 1/8s, 2018	45,000	50,400

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. 144A company guaranty sr. unsec. notes 5 1/4s, 2021	120,000	119,250

Cenveo Corp. company guaranty sr. notes 8 7/8s, 2018	225,000	225,000

Choice Hotels International, Inc. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2022	95,000	105,331

Choice Hotels International, Inc. company guaranty sr. unsec.
unsub. notes 5.7s, 2020	160,000	175,200

Chrysler Group, LLC/CG Co-Issuer, Inc. company guaranty notes
8 1/4s, 2021	375,000	418,594

Cinemark USA, Inc. company guaranty sr. unsec. notes
8 5/8s, 2019	80,000	88,300

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
7 3/8s, 2021	125,000	139,688

CityCenter Holdings LLC/CityCenter Finance Corp. company
guaranty notes 10 3/4s, 2017	413,162	456,544

Clear Channel Communications, Inc. company guaranty sr.
notes 9s, 2021	275,000	256,781

Clear Channel Communications, Inc. 144A company guaranty sr.
notes 9s, 2019	250,000	240,313

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. notes 7 5/8s, 2020	375,000	391,406

Cumulus Media Holdings, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019	330,000	339,075

46 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (12.0%)* cont.		Principal amount	Value

Consumer cyclicals cont.
DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. notes 6.35s, 2040		$49,000	$54,594

Entercom Radio, LLC company guaranty sr. unsec. sub. notes
10 1/2s, 2019		245,000	281,750

Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.95s, 2020		395,000	439,206

FelCor Lodging LP company guaranty sr. notes 10s, 2014 R		167,000	186,623

FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R		370,000	401,450

FelCor Lodging LP 144A sr. notes 5 5/8s, 2023 R		60,000	61,125

Ford Motor Co. sr. unsec. unsub. bonds 7.7s, 2097		146,000	166,623

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046		210,000	263,880

Ford Motor Credit Co., LLC sr. unsec. notes 8 1/8s, 2020		825,000	1,042,142

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 7/8s, 2021		480,000	548,668

Gray Television, Inc. company guaranty sr. unsec. notes
7 1/2s, 2020		160,000	170,800

Great Canadian Gaming Corp. 144A company guaranty sr.
unsec. notes 6 5/8s, 2022 (Canada)	CAD	325,000	333,894

Hanesbrands, Inc. company guaranty sr. unsec. notes
6 3/8s, 2020		$190,000	206,863

Home Depot, Inc. (The) sr. unsec. unsub. notes 5.4s, 2016		170,000	192,488

Host Hotels & Resorts LP company guaranty sr. unsec. unsub.
notes Ser. Q, 6 3/4s, 2016 R		75,000	76,406

Host Hotels & Resorts LP sr. unsec. unsub. notes 6s, 2021 R		89,000	102,906

Host Hotels & Resorts LP sr. unsec. unsub. notes 5 1/4s, 2022 R		41,000	45,510

Igloo Holdings Corp. 144A sr. unsec. unsub. notes
8 1/4s, 2017 ‡‡		300,000	309,750

Interactive Data Corp. company guaranty sr. unsec. notes
10 1/4s, 2018		195,000	221,813

Isle of Capri Casinos, Inc. company guaranty sr. unsec. sub.
notes 8 7/8s, 2020		160,000	174,000

Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2019		205,000	222,938

Isle of Capri Casinos, Inc. 144A sr. unsec. notes 5 7/8s, 2021		220,000	220,000

Jarden Corp. company guaranty sr. unsec. sub. notes Ser. 1,
7 1/2s, 2020	EUR	50,000	67,793

Jeld-Wen Escrow Corp. 144A sr. notes 12 1/4s, 2017		$355,000	417,125

Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡		95,000	99,750

Johnson Controls, Inc. sr. unsec. notes 5.7s, 2041		35,000	40,529

K Hovnanian Enterprises, Inc. 144A company guaranty notes
9 1/8s, 2020		65,000	72,556

K Hovnanian Enterprises, Inc. 144A sr. notes 7 1/4s, 2020		140,000	155,400

Lamar Media Corp. company guaranty sr. sub. notes
7 7/8s, 2018		65,000	70,769

Lamar Media Corp. company guaranty sr. sub. notes
5 7/8s, 2022		165,000	178,613

Lender Processing Services, Inc. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2023		250,000	260,625

Lennar Corp. 144A company guaranty sr. unsec. notes
4 3/4s, 2022		85,000	83,300

Dynamic Asset Allocation Growth Fund 47

CORPORATE BONDS AND NOTES (12.0%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Liberty Interactive, LLC sr. unsec. unsub. notes 8 1/4s, 2030	$195,000	$214,500

Limited Brands, Inc. company guaranty sr. unsec. notes
6 5/8s, 2021	230,000	259,900

Limited Brands, Inc. sr. notes 5 5/8s, 2022	105,000	111,300

M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	420,000	466,200

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 5.9s, 2016	104,000	120,774

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
5 1/8s, 2042	220,000	228,264

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 4.3s, 2043	178,000	163,155

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
3 7/8s, 2022	70,000	73,698

Marriott International, Inc. sr. unsec. unsub. notes 3s, 2019	695,000	730,246

Mashantucket Western Pequot Tribe 144A bonds Ser. A, 8 1/2s,
2015 (In default) †	285,000	19,950

Masonite International Corp., 144A company guaranty sr. notes
8 1/4s, 2021 (Canada)	275,000	305,250

MGM Resorts International company guaranty sr. unsec. notes
7 5/8s, 2017	215,000	238,650

MGM Resorts International company guaranty sr. unsec. notes
6 7/8s, 2016	95,000	103,313

MGM Resorts International company guaranty sr. unsec. unsub.
notes 8 5/8s, 2019	145,000	168,925

MGM Resorts International company guaranty sr. unsec. unsub.
notes 7 3/4s, 2022	135,000	150,694

MGM Resorts International company guaranty sr. unsec. unsub.
notes 6 5/8s, 2021	50,000	52,563

MGM Resorts International 144A company guaranty sr. unsec.
notes 6 3/4s, 2020	150,000	159,000

Michaels Stores, Inc. company guaranty notes 11 3/8s, 2016	117,000	122,412

MTR Gaming Group, Inc. company guaranty notes
11 1/2s, 2019 ‡‡	666,616	691,614

Navistar International Corp. sr. notes 8 1/4s, 2021	342,000	347,985

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019	275,000	287,375

Neiman-Marcus Group, Inc. (The) company guaranty sr. notes
7 1/8s, 2028	95,000	98,088

New Academy Finance Co., LLC/New Academy Finance Corp.
144A sr. unsec. notes 8s, 2018 ‡‡	215,000	222,525

News America Holdings, Inc. debs. 7 3/4s, 2045	210,000	288,217

Nielsen Finance, LLC/Nielsen Finance Co. company guaranty sr.
unsec. notes 7 3/4s, 2018	40,000	44,400

Nielsen Finance, LLC/Nielsen Finance Co. 144A sr. unsec. notes
4 1/2s, 2020	120,000	119,850

Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018	280,000	313,600

Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	75,000	83,250

Owens Corning company guaranty sr. unsec. notes 9s, 2019	113,000	144,640

Penske Automotive Group, Inc. 144A company guaranty sr. sub.
notes 5 3/4s, 2022	195,000	203,288

48 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (12.0%)* cont.	Principal amount	Value

Consumer cyclicals cont.
PETCO Animal Supplies, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	$145,000	$159,138

Petco Holdings, Inc. 144A sr. notes 8 1/2s, 2017 ‡‡	125,000	129,219

Pinnacle Entertainment, Inc. company guaranty sr. unsec. notes
8 5/8s, 2017	45,000	47,756

Pulte Group, Inc. company guaranty sr. unsec. notes
7 5/8s, 2017	285,000	334,163

Pulte Group, Inc. company guaranty sr. unsec. unsub. notes
7 7/8s, 2032	195,000	215,475

QVC, Inc. 144A sr. notes 7 3/8s, 2020	160,000	177,153

Realogy Corp. company guaranty sr. unsec. sub. notes
12 3/8s, 2015	130,000	130,325

Realogy Corp. company guaranty sr. unsec. unsub. notes
11 1/2s, 2017	380,000	404,225

Realogy Corp. 144A company guaranty sr. notes 9s, 2020	55,000	63,869

Realogy Corp. 144A company guaranty sr. notes 7 7/8s, 2019	80,000	87,600

Realogy Corp. 144A company guaranty sr. notes 7 5/8s, 2020	55,000	62,013

Regal Entertainment Group company guaranty sr. unsec. notes
9 1/8s, 2018	295,000	331,138

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 9 1/2s, 2019	195,000	212,550

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12 1/8s, 2018	295,000	342,200

RSI Home Products, Inc. 144A company guaranty notes
6 7/8s, 2018	165,000	168,300

Rural/Metro Corp. 144A sr. unsec. notes 10 1/8s, 2019	240,000	244,200

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016	330,000	363,000

Sabre, Inc. 144A sr. notes 8 1/2s, 2019	220,000	238,700

Schaeffler Finance BV 144A company guaranty sr. notes 8 1/2s,
2019 (Germany)	485,000	552,900

Sealy Mattress Co. 144A company guaranty sr. notes
10 7/8s, 2016	96,000	101,521

Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
notes 5 3/8s, 2021	85,000	84,363

Sinclair Television Group, Inc. 144A sr. notes 6 1/8s, 2022	90,000	94,275

Sirius XM Radio, Inc. 144A sr. unsec. notes 5 1/4s, 2022	55,000	56,031

Six Flags Entertainment Corp. 144A company guaranty sr.
unsec. unsub. notes 5 1/4s, 2021	160,000	160,200

Spectrum Brands Escrow Corp. 144A sr. unsec. notes
6 5/8s, 2022	10,000	10,875

Spectrum Brands Escrow Corp. 144A sr. unsec. notes
6 3/8s, 2020	15,000	16,125

Spectrum Brands, Inc. company guaranty sr. unsec. unsub.
notes 6 3/4s, 2020	200,000	215,750

Stanley Black & Decker, Inc. company guaranty sr. unsec. unsub.
notes 2.9s, 2022	255,000	256,300

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 7 3/4s, 2020	65,000	70,038

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A sr. notes 7 3/4s, 2020	340,000	364,650

Dynamic Asset Allocation Growth Fund 49

CORPORATE BONDS AND NOTES (12.0%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Tempur-Pedic International, Inc. 144A company guaranty sr.
unsec. unsub. notes 6 7/8s, 2020	$35,000	$37,363

Time Warner Entertainment Co., LP company guaranty sr.
unsec. bonds 8 3/8s, 2033	688,000	951,064

Time Warner, Inc. company guaranty sr. unsec. notes 4.7s, 2021	180,000	203,086

Time Warner, Inc. company guaranty sr. unsec. notes
3.15s, 2015	30,000	31,595

Toyota Motor Credit Corp. sr. unsec. unsub. notes 3.3s, 2022	175,000	185,251

Toys R Us Property Co., LLC company guaranty sr. unsec. notes
10 3/4s, 2017	375,000	403,594

Travelport, LLC company guaranty sr. unsec. sub. notes
11 7/8s, 2016	50,000	42,500

Travelport, LLC company guaranty sr. unsec. unsub. notes
9 7/8s, 2014	185,000	185,925

Travelport, LLC 144A sr. notes Ser. B, 6.308s, 2016 ‡‡	47,527	43,725

Travelport, LLC/Travelport, Inc. company guaranty sr. unsec.
notes 9s, 2016	124,000	124,465

TRW Automotive, Inc. 144A company guaranty sr. notes
7 1/4s, 2017	100,000	115,625

TRW Automotive, Inc. 144A company guaranty sr. unsec. notes
4 1/2s, 2021	60,000	60,900

TRW Automotive, Inc. 144A company guaranty sr. unsec.
unsub. notes 7s, 2014	330,000	345,675

Univision Communications, Inc. 144A company guaranty sr.
unsec. notes 8 1/2s, 2021	275,000	297,000

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 6 1/2s, 2037	540,000	729,287

Walt Disney Co. (The) sr. unsec. notes 2 3/4s, 2021	80,000	82,672

Walt Disney Co. (The) sr. unsec. unsub. notes 4 3/8s, 2041	30,000	32,285

XM Satellite Radio, Inc. 144A sr. unsec. notes 7 5/8s, 2018	265,000	292,494

YCC Holdings, LLC/Yankee Finance, Inc. sr. unsec. notes
10 1/4s, 2016 ‡‡	185,000	190,781

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016	484,000	519,090

		33,599,624
Consumer staples (0.8%)
Altria Group, Inc. company guaranty sr. unsec. notes 9.7s, 2018	51,000	70,975

Altria Group, Inc. company guaranty sr. unsec. notes
9 1/4s, 2019	7,000	9,757

Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.85s, 2022	255,000	249,881

Anheuser-Busch InBev Worldwide, Inc. company guaranty
unsec. unsub. notes 5 3/8s, 2020	315,000	379,917

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 9 3/4s, 2020	80,000	94,400

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company
guaranty sr. unsec. unsub. notes 8 1/4s, 2019	65,000	72,069

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. 144A
5 1/2s, 2023	90,000	89,775

Bunge Ltd., Finance Corp. company guaranty sr. unsec. notes
8 1/2s, 2019	13,000	16,757

Bunge Ltd., Finance Corp. company guaranty unsec. unsub.
notes 4.1s, 2016	122,000	130,740

50 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (12.0%)* cont.		Principal amount	Value

Consumer staples cont.
Burger King Corp. company guaranty sr. unsec. notes
9 7/8s, 2018		$180,000	$206,775

Cargill, Inc. 144A sr. unsec. notes 4.1s, 2042		185,000	178,023

Carrols Restaurant Group, Inc. company guaranty sr. notes
11 1/4s, 2018		70,000	78,838

CKE, Inc. 144A sr. unsec. notes 10 1/2s, 2016 ‡‡		165,026	175,340

Claire’s Stores, Inc. company guaranty sr. notes 8 7/8s, 2019		180,000	189,900

Claire’s Stores, Inc. 144A company guaranty sr. notes
6 1/8s, 2020		60,000	61,200

Claire’s Stores, Inc. 144A company guaranty sr. unsec. notes
9 5/8s, 2015		907	915

Claire’s Stores, Inc. 144A sr. notes 9s, 2019		375,000	423,750

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016		350,000	397,250

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2022		110,000	120,175

Corrections Corp. of America 144A sr. unsec. notes
4 5/8s, 2023 R		60,000	61,425

Corrections Corp. of America 144A sr. unsec. notes
4 1/8s, 2020 R		50,000	50,938

Costco Wholesale Corp. sr. unsec. unsub. notes 1.7s, 2019		325,000	326,441

Darden Restaurants, Inc. sr. unsec. unsub. notes 6.8s, 2037		205,000	236,685

Dave & Buster’s, Inc. company guaranty sr. unsec. unsub.
notes 11s, 2018		295,000	333,719

Dean Foods Co. company guaranty sr. unsec. unsub. notes
9 3/4s, 2018		35,000	40,513

Dean Foods Co. company guaranty sr. unsec. unsub.
notes 7s, 2016		290,000	321,175

Del Monte Corp. company guaranty sr. unsec. notes
7 5/8s, 2019		50,000	51,875

Delhaize Group company guaranty sr. unsec. notes 5.7s,
2040 (Belgium)		615,000	599,997

Delhaize Group company guaranty sr. unsec. notes 4 1/8s,
2019 (Belgium)		125,000	132,444

DineEquity, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018		285,000	324,900

Dole Food Co., Inc. sr. notes 13 7/8s, 2014		107,000	113,955

Dole Food Co., Inc. 144A sr. notes 8s, 2016		170,000	176,800

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021		240,000	266,700

ESAL GmbH 144A company guaranty sr. unsec. notes 6 1/4s,
2023 (Austria)		200,000	199,970

General Mills, Inc. sr. unsec. notes 5.65s, 2019		75,000	90,358

H.J. Heinz Co. sr. unsec. notes 5.35s, 2013		216,000	218,160

Hawk Acquisition Sub, Inc. 144A sr. notes 4 1/4s, 2020		275,000	275,344

HDTFS, Inc. company guaranty sr. unsec. notes 6 1/4s, 2022		120,000	130,200

Hertz Corp. (The) company guaranty sr. unsec. notes
7 1/2s, 2018		100,000	110,375

Hertz Corp. (The) company guaranty sr. unsec. notes
5 7/8s, 2020		105,000	110,775

Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s,
2015 (Netherlands)	EUR	250,000	338,364

Dynamic Asset Allocation Growth Fund	51

CORPORATE BONDS AND NOTES (12.0%)* cont.	Principal amount	Value

Consumer staples cont.
JBS USA, LLC/JBS USA Finance, Inc. company guaranty sr.
unsec. notes 11 5/8s, 2014	$310,000	$343,325

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
8 1/4s, 2020	85,000	92,863

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021	55,000	57,750

Kraft Foods Group, Inc. sr. unsec. unsub. notes 6 1/2s, 2040	180,000	228,889

Kraft Foods Group, Inc. sr. unsec. unsub. notes 5s, 2042	40,000	42,889

Kroger Co. (The) company guaranty sr. unsec. unsub.
notes 6.4s, 2017	74,000	88,386

Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018	130,000	136,175

Landry’s Inc. 144A sr. unsec. notes 9 3/8s, 2020	145,000	156,056

Libbey Glass, Inc. company guaranty sr. notes 6 7/8s, 2020	135,000	145,463

McDonald’s Corp. sr. unsec. bonds 6.3s, 2037	56,000	75,829

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	174,000	223,675

Michael Foods, Inc. company guaranty sr. unsec. notes
9 3/4s, 2018	125,000	139,063

Molson Coors Brewing Co. company guaranty sr. unsec. unsub.
notes 5s, 2042	135,000	142,933

Mondelez International, Inc. sr. unsec. notes 6 1/2s, 2017	20,000	24,149

PepsiCo, Inc. sr. unsec. notes 7.9s, 2018	185,000	246,311

Post Holdings, Inc. company guaranty sr. unsec. notes
7 3/8s, 2022	115,000	125,781

Prestige Brands, Inc. company guaranty sr. unsec. notes
8 1/4s, 2018	315,000	343,350

Revlon Consumer Products Corp. 144A company guaranty sr.
unsec. notes 5 3/4s, 2021	240,000	240,900

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017	245,000	252,044

Rite Aid Corp. company guaranty sr. unsec. unsub. notes
9 1/2s, 2017	709,000	743,564

Rite Aid Corp. company guaranty sr. unsec. unsub. notes
9 1/4s, 2020	210,000	237,038

Rite Aid Corp. company guaranty sr. unsub. notes 8s, 2020	80,000	90,400

SABMiller Holdings, Inc. 144A company guaranty sr. unsec.
notes 4.95s, 2042	250,000	275,788

Smithfield Foods, Inc. sr. unsec. unsub. notes 6 5/8s, 2022	185,000	202,113

Spectrum Brands Holdings, Inc. company guaranty sr. notes
9 1/2s, 2018	260,000	294,450

Tyson Foods, Inc. company guaranty sr. unsec. unsub.
notes 6.6s, 2016	355,000	406,651

United Rentals North America, Inc. company guaranty sr. notes
5 3/4s, 2018	70,000	75,863

United Rentals North America, Inc. company guaranty sr. unsec.
notes 7 5/8s, 2022	195,000	217,425

United Rentals North America, Inc. company guaranty sr. unsec.
unsub. notes 9 1/4s, 2019	275,000	313,500

United Rentals North America, Inc. company guaranty sr. unsec.
unsub. notes 6 1/8s, 2023	50,000	53,625

Wells Enterprises, Inc. 144A sr. notes 6 3/4s, 2020	85,000	89,675

52 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (12.0%)* cont.		Principal amount	Value

Consumer staples cont.
Wok Acquisition Corp. 144A sr. unsec. notes 10 1/4s, 2020		$35,000	$37,450

WPP Finance UK company guaranty sr. unsec. notes 8s, 2014
(United Kingdom)		110,000	120,760

			13,721,683
Energy (1.5%)
Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 4 7/8s, 2023		275,000	270,875

Access Midstream Partners, LP/ACMP Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2021		100,000	106,000

Access Midstream Partners, LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 6 1/8s, 2022		80,000	85,800

Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6 1/4s, 2021		80,000	72,000

Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6s, 2019		165,000	151,800

Anadarko Finance Co. company guaranty sr. unsec. unsub.
notes Ser. B, 7 1/2s, 2031		410,000	543,359

Anadarko Petroleum Corp. sr. notes 5.95s, 2016		130,000	149,627

Apache Corp. sr. unsec. unsub notes 3 1/4s, 2022		170,000	176,339

Apache Corp. sr. unsec. unsub. notes 5.1s, 2040		15,000	16,112

Arch Coal, Inc. company guaranty sr. unsec. notes 7 1/4s, 2020		40,000	36,000

Arch Coal, Inc. company guaranty sr. unsec. unsub.
notes 7s, 2019		220,000	198,550

Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp. 144A
company guaranty sr. notes 6 5/8s, 2020		75,000	78,188

Atwood Oceanics, Inc. sr. unsec. unsub. notes 6 1/2s, 2020		125,000	135,938

Aurora USA Oil & Gas Inc., 144A sr. notes 9 7/8s, 2017		195,000	214,013

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 3.2s, 2016 (United Kingdom)		430,000	457,796

Canadian Natural Resources, Ltd. sr. unsec. unsub. notes 5.7s,
2017 (Canada)		300,000	350,309

Carrizo Oil & Gas, Inc. company guaranty sr. unsec. notes
8 5/8s, 2018		390,000	427,050

Cenovus Energy, Inc. sr. unsec. unsub. notes 4.45s,
2042 (Canada)		430,000	423,253

Chaparral Energy, Inc. company guaranty sr. unsec. notes
9 7/8s, 2020		200,000	231,000

Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2021		230,000	260,475

Chesapeake Energy Corp. company guaranty notes
6 1/2s, 2017		95,000	104,738

Chesapeake Energy Corp. company guaranty sr. unsec. bonds
6 1/4s, 2017	EUR	50,000	68,577

Chesapeake Energy Corp. company guaranty sr. unsec. notes
5 3/4s, 2023		$60,000	60,825

Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield
Finance, Inc. 144A company guaranty sr. unsec. unsub. notes
6 5/8s, 2019		255,000	262,650

Concho Resources, Inc. company guaranty sr. unsec. notes
6 1/2s, 2022		275,000	299,750

Dynamic Asset Allocation Growth Fund	53

CORPORATE BONDS AND NOTES (12.0%)* cont.	Principal amount	Value

Energy cont.
Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023	$65,000	$67,438

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2022	110,000	114,400

Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada)	105,000	69,038

CONSOL Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020	530,000	586,975

CONSOL Energy, Inc. company guaranty sr. unsec.
notes 8s, 2017	310,000	334,800

Continental Resources, Inc. company guaranty sr. unsec.
notes 5s, 2022	430,000	456,875

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018	325,000	351,813

Crosstex Energy LP/Crosstex Energy Finance Corp. 144A
company guaranty sr. unsec. notes 7 1/8s, 2022	80,000	84,800

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2020	339,000	380,528

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6 3/8s, 2021	50,000	54,563

EXCO Resources, Inc. company guaranty sr. unsec. notes
7 1/2s, 2018	545,000	519,113

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec. notes
9 1/8s, 2017	145,000	155,513

Ferrellgas LP/Ferrellgas Finance Corp. sr. unsec. notes
6 1/2s, 2021	145,000	149,713

Forbes Energy Services Ltd. company guaranty sr. unsec.
notes 9s, 2019	185,000	179,450

FTS International Services, LLC/FTS International Bonds, Inc.
144A company guaranty sr. unsec. unsub. notes 8 1/8s, 2018	193,000	202,168

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes
8.146s, 2018 (Russia)	158,000	191,084

Gazprom Via OAO White Nights Finance BV notes 10 1/2s,
2014 (Russia)	1,000,000	1,082,430

Goodrich Petroleum Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2019	420,000	434,700

Gulfport Energy Corp. 144A company guaranty sr. unsec. notes
7 3/4s, 2020	225,000	237,375

Halcon Resources Corp. 144A sr. unsec. notes 8 7/8s, 2021	365,000	393,288

Hercules Offshore, Inc. 144A company guaranty sr. notes
7 1/8s, 2017	20,000	21,550

Hercules Offshore, Inc. 144A sr. notes 10 1/2s, 2017	245,000	265,825

Hess Corp. sr. unsec. unsub. notes 7.3s, 2031	80,000	99,389

Hiland Partners LP/Hiland Partners Finance Corp. 144A
company guaranty sr. notes 7 1/4s, 2020	105,000	114,713

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2031	60,000	78,636

Key Energy Services, Inc. company guaranty unsec. unsub.
notes 6 3/4s, 2021	300,000	312,750

Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2019	375,000	423,750

54 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (12.0%)* cont.	Principal amount	Value

Energy cont.
Laredo Petroleum, Inc. company guaranty sr. unsec. notes
7 3/8s, 2022	$80,000	$87,600

Laredo Petroleum, Inc. company guaranty sr. unsec. unsub.
notes 9 1/2s, 2019	355,000	401,150

Lone Pine Resources Canada, Ltd. company guaranty sr. unsec.
notes 10 3/8s, 2017 (Canada)	100,000	89,500

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 1/2s, 2021 (Canada)	175,000	186,375

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 3/8s, 2023 (Canada)	110,000	114,400

Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016	275,000	214,500

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	210,000	224,175

Noble Holding International, Ltd. company guaranty sr. unsec.
notes 6.05s, 2041	245,000	270,831

Northern Oil and Gas, Inc. company guaranty sr. unsec.
notes 8s, 2020	200,000	208,500

Oasis Petroleum, Inc. company guaranty sr. unsec. notes
6 7/8s, 2023	135,000	148,163

Offshore Group Investment, Ltd. 144A company guaranty sr.
notes 7 1/2s, 2019 (Cayman Islands)	245,000	259,700

Offshore Group Investment, Ltd. 144A company guaranty sr.
notes 7 1/8s, 2023 (Cayman Islands)	180,000	184,050

Peabody Energy Corp. company guaranty sr. unsec. notes
7 3/8s, 2016	190,000	216,600

Peabody Energy Corp. company guaranty sr. unsec. unsub.
notes 6 1/2s, 2020	25,000	26,625

Peabody Energy Corp. company guaranty sr. unsec. unsub.
notes 6s, 2018	190,000	201,875

PetroBakken Energy, Ltd. 144A sr. unsec. notes 8 5/8s,
2020 (Canada)	410,000	418,200

Petrohawk Energy Corp. company guaranty sr. unsec. notes
7 1/4s, 2018	215,000	240,573

Petroleos de Venezuela SA sr. unsec. notes 4.9s,
2014 (Venezuela)	1,920,000	1,848,998

Plains Exploration & Production Co. company guaranty sr.
unsec. notes 6 3/4s, 2022	385,000	428,794

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016	370,000	377,400

Range Resources Corp. company guaranty sr. sub. notes
6 3/4s, 2020	115,000	126,500

Range Resources Corp. company guaranty sr. unsec. sub.
notes 5s, 2022	95,000	96,900

Rosetta Resources, Inc. company guaranty sr. unsec. notes
9 1/2s, 2018	315,000	347,288

Sabine Pass LNG LP company guaranty sr. notes 7 1/2s, 2016	995,000	1,099,475

Sabine Pass LNG LP 144A sr. notes 6 1/2s, 2020	95,000	99,988

Samson Investment Co. 144A sr. unsec. notes 9 3/4s, 2020	515,000	547,188

SandRidge Energy, Inc. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2021	95,000	98,800

Shelf Drilling Holdings Ltd. 144A sr. notes 8 5/8s, 2018	205,000	217,300

Shell International Finance BV company guaranty sr. unsec.
notes 3.1s, 2015 (Netherlands)	270,000	285,279

Dynamic Asset Allocation Growth Fund	55

CORPORATE BONDS AND NOTES (12.0%)* cont.	Principal amount	Value

Energy cont.
SM Energy Co. sr. unsec. notes 6 5/8s, 2019	$125,000	$134,063

SM Energy Co. sr. unsec. notes 6 1/2s, 2021	105,000	114,713

SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023	40,000	44,000

Statoil ASA company guaranty sr. unsec. notes 5.1s,
2040 (Norway)	110,000	129,402

Suburban Propane Partners LP/Suburban Energy Finance Corp.
sr. unsec. notes 7 3/8s, 2021	195,000	214,988

Trinidad Drilling, Ltd. 144A sr. unsec. notes 7 7/8s,
2019 (Canada)	55,000	59,675

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	210,000	219,975

Weatherford Bermuda company guaranty sr. unsec. notes
9 7/8s, 2039	685,000	985,300

Whiting Petroleum Corp. company guaranty notes 7s, 2014	370,000	384,338

Williams Cos., Inc. (The) notes 7 3/4s, 2031	16,000	19,935

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	43,000	54,945

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	85,000	89,038

WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017	320,000	335,200

		24,396,000
Financials (2.2%)
Abbey National Treasury Services PLC/London bank guaranty
sr. unsec. unsub. notes FRN 1.881s, 2014 (United Kingdom)	135,000	136,273

ABN Amro Bank NV 144A sr. unsec. notes 4 1/4s,
2017 (Netherlands)	890,000	969,397

ACE Cash Express, Inc. 144A sr. notes 11s, 2019	150,000	148,875

Aflac, Inc. sr. unsec. notes 8 1/2s, 2019	495,000	668,993

Aflac, Inc. sr. unsec. notes 6.9s, 2039	220,000	288,306

Air Lease Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2020	110,000	112,750

Air Lease Corp. sr. unsec. notes 6 1/8s, 2017	210,000	227,325

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017	210,000	234,844

Ally Financial, Inc. company guaranty sr. unsec. unsub.
notes 8.3s, 2015	160,000	177,600

Ally Financial, Inc. company guaranty sr. unsec. unsub.
notes 8s, 2020	145,000	179,800

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020	140,000	170,800

Ally Financial, Inc. unsec. sub. notes 8s, 2018	155,000	185,419

American Express Co. sr. unsec. notes 2.65s, 2022	483,000	473,317

American International Group, Inc. jr. sub. FRB bonds
8.175s, 2068	412,000	554,655

American International Group, Inc. sr. unsec. Ser. MTN,
5.85s, 2018	437,000	512,027

Associates Corp. of North America sr. unsec. notes 6.95s, 2018	209,000	255,248

AXA SA 144A jr. unsec. sub. FRN notes 6.463s, perpetual
maturity (France)	425,000	421,813

AXA SA 144A jr. unsec. sub. FRN notes 6.379s, 2049 (France)	305,000	302,713

Banco del Estado de Chile 144A sr. unsec. notes 2s, 2017 (Chile)	185,000	184,527

Bank of America Corp. sr. unsec. notes 5 3/4s, 2017	60,000	69,399

Bank of America Corp. sr. unsec. unsub. notes 6 1/2s, 2016	1,005,000	1,157,440

Bank of Montreal sr. unsec. unsub. bonds 2 1/8s, 2013 (Canada)	185,000	185,827

56 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (12.0%)* cont.	Principal amount	Value

Financials cont.
Bank of New York Mellon Corp. (The) sr. unsec. unsub. notes
1.969s, 2017	$270,000	$278,578

Bank of New York Mellon Corp. (The) 144A sr. unsec. notes
Ser. MTN, 2 1/2s, 2016	20,000	20,932

Barclays Bank PLC unsec. sub. notes 7 5/8s, 2022
(United Kingdom)	345,000	339,990

Barclays Bank PLC 144A sub. notes 10.179s, 2021
(United Kingdom)	588,000	787,550

Barclays Bank PLC 144A unsec. sub. notes 6.05s, 2017
(United Kingdom)	480,000	535,015

Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes 5.7s, 2014	640,000	689,770

BNP Paribas SA sr. unsec. notes Ser. MTN, 2 3/8s, 2017 (France)	110,000	111,542

BNP Paribas SA 144A jr. unsec. sub. FRN notes 5.186s,
perpetual maturity (France)	411,000	394,560

Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R	190,000	215,048

CB Richard Ellis Services, Inc. company guaranty sr. unsec. notes
6 5/8s, 2020	85,000	92,225

CB Richard Ellis Services, Inc. company guaranty sr. unsec. sub.
notes 11 5/8s, 2017	265,000	285,206

CBRE Services, Inc. company guaranty sr. unsec. unsub.
notes 5s, 2023	100,000	101,125

CIT Group, Inc. sr. unsec. notes 5s, 2022	210,000	224,235

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020	170,000	186,575

CIT Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2018	155,000	167,400

CIT Group, Inc. 144A company guaranty notes 6 5/8s, 2018	305,000	347,700

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019	210,000	230,475

Citigroup, Inc. sr. unsec. notes 6 1/8s, 2018	11,000	13,105

Community Choice Financial, Inc. company guaranty sr. notes
10 3/4s, 2019	250,000	236,875

E*Trade Financial Corp. sr. unsec. unsub. notes 6 3/8s, 2019	385,000	407,138

General Electric Capital Corp. sr. unsec. FRN notes Ser. MTN,
0.492s, 2016	260,000	257,176

General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032	440,000	560,073

General Electric Capital Corp. sr. unsec. unsub. notes
3.15s, 2022	50,000	49,680

General Electric Capital Corp. unsec. sub. notes 5.3s, 2021	330,000	378,304

Genworth Financial, Inc. sr. unsec. unsub. notes 7.7s, 2020	325,000	384,835

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	335,000	418,727

Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037	122,000	136,022

Hartford Financial Services Group, Inc. (The) sr. unsec. unsub.
notes 5 1/8s, 2022	100,000	116,186

HCP, Inc. sr. unsec. unsub. notes 3.15s, 2022 R	195,000	193,147

Health Care REIT, Inc. sr. unsec. unsub. notes 3 3/4s, 2023 R	390,000	392,553

HSBC Finance Corp. sr. unsec. sub. notes 6.676s, 2021	408,000	482,801

HSBC USA Capital Trust I 144A jr. bank guaranty unsec. notes
7.808s, 2026	180,000	183,150

Hub International Ltd. 144A company guaranty sr. notes
8 1/8s, 2018	85,000	89,038

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 8s, 2018	575,000	615,250

Dynamic Asset Allocation Growth Fund	57

CORPORATE BONDS AND NOTES (12.0%)* cont.	Principal amount	Value

Financials cont.
International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	$65,000	$71,500

International Lease Finance Corp. sr. unsec. notes Ser. MTN,
5 5/8s, 2013	625,000	637,500

International Lease Finance Corp. sr. unsec. unsub. notes
5 7/8s, 2022	245,000	264,294

International Lease Finance Corp. sr. unsec. unsub. notes
4 7/8s, 2015	395,000	414,750

International Lease Finance Corp. sr. unsec. unsub. notes
4 5/8s, 2021	85,000	84,894

iStar Financial, Inc. sr. unsec. notes 7 1/8s, 2018 R	140,000	147,000

iStar Financial, Inc. sr. unsec. unsub. notes Ser. B, 9s, 2017 R	185,000	207,431

JPMorgan Chase & Co. jr. unsec. sub. FRN notes 7.9s,
perpetual maturity	363,000	417,025

JPMorgan Chase & Co. sr. notes 6s, 2018	724,000	860,367

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037	700,000	815,500

Macquarie Bank Ltd. 144A sr. unsec. notes 3.45s,
2015 (Australia)	90,000	93,562

Merrill Lynch & Co., Inc. sr. unsec. notes Ser. MTN, 6 7/8s, 2018	906,000	1,093,560

Metropolitan Life Global Funding I 144A notes 3.65s, 2018	1,175,000	1,292,580

Metropolitan Life Global Funding I 144A notes 3s, 2023	155,000	155,270

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 7/8s, 2021 R	115,000	124,775

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R	140,000	150,150

National Money Mart Co. company guaranty sr. unsec. unsub.
notes 10 3/8s, 2016 (Canada)	120,000	132,300

Nationstar Mortgage, LLC/Nationstar Capital Corp. 144A
company guaranty sr. unsec. notes 9 5/8s, 2019	60,000	68,700

Nationstar Mortgage, LLC/Nationstar Capital Corp. 144A
company guaranty sr. unsec. unsub. notes 6 1/2s, 2021	105,000	109,463

Neuberger Berman Group LLC/Neuberger Berman Finance
Corp. 144A sr. notes 5 7/8s, 2022	155,000	164,300

Neuberger Berman Group LLC/Neuberger Berman Finance
Corp. 144A sr. notes 5 5/8s, 2020	100,000	104,000

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/2s, 2020	75,000	78,375

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/8s, 2017	125,000	129,063

PHH Corp. sr. unsec. unsub. notes 9 1/4s, 2016	215,000	251,013

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019	160,000	180,600

Primerica, Inc. sr. unsec. unsub. notes 4 3/4s, 2022	234,000	259,539

Progressive Corp. (The) jr. unsec. sub. FRN notes 6.7s, 2037	190,000	209,950

Provident Funding Associates LP/PFG Finance Corp. 144A sr.
notes 10 1/4s, 2017	160,000	178,400

Provident Funding Associates LP/PFG Finance Corp. 144A sr.
notes 10 1/8s, 2019	140,000	152,600

Prudential Financial, Inc. jr. unsec. sub. FRN notes 8 7/8s, 2038	140,000	172,200

Prudential Financial, Inc. jr. unsec. sub. FRN notes 5 5/8s, 2043	388,000	402,550

Prudential Financial, Inc. jr. unsec. sub. FRN notes 5.2s, 2044	144,000	143,640

Rayonier, Inc. company guaranty sr. unsec. unsub. notes
3 3/4s, 2022 R	170,000	171,548

58 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (12.0%)* cont.		Principal amount	Value

Financials cont.
Residential Capital LLC company guaranty jr. notes 9 5/8s, 2015
(In default) †		$295,000	$321,550

Royal Bank of Scotland PLC (The) sr. unsec. sub. notes 4.7s,
2018 (United Kingdom)		515,000	518,418

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A
notes 7 1/8s, 2014 (Russia)		120,000	125,016

Santander Holdings USA, Inc. sr. unsec. unsub. notes
4 5/8s, 2016		63,000	67,371

Santander Issuances S.A. Unipersonal 144A bank guaranty
unsec. sub. notes 5.911s, 2016 (Spain)		500,000	524,605

Sberbank of Russia Via SB Capital SA 144A sr. notes 6 1/8s,
2022 (Luxembourg)		220,000	245,835

Sberbank of Russia Via SB Capital SA 144A sr. notes 4.95s,
2017 (Luxembourg)		320,000	340,800

Simon Property Group LP sr. unsec. unsub. notes 5 1/4s, 2016 R		100,000	113,781

SLM Corp. sr. notes Ser. MTN, 8s, 2020		170,000	197,200

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018		140,000	165,900

Standard Chartered PLC 144A unsec. sub. notes 3.95s, 2023
(United Kingdom)		250,000	248,985

Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4 1/4s, 2042		255,000	246,369

Vnesheconombank Via VEB Finance PLC 144A bank guaranty,
sr. unsec. unsub. bonds 6.8s, 2025 (Russia)		2,000,000	2,340,000

Vornado Realty LP sr. unsec. unsub. notes 4 1/4s, 2015 R		195,000	205,484

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6 7/8s, 2018 (Russia)		1,976,000	2,178,540

Wachovia Corp. sr. unsec. notes 5 3/4s, 2017		95,000	111,648

Westpac Banking Corp. sr. unsec. bonds 3s, 2015 (Australia)		45,000	47,566

Westpac Banking Corp. sr. unsec. notes 4 7/8s, 2019 (Australia)		220,000	256,939

ZFS Finance USA Trust V 144A FRB bonds 6 1/2s, 2037		290,000	309,938

			35,843,678
Health care (0.7%)
AbbVie, Inc. 144A company guaranty sr. unsec. notes 2.9s, 2022		240,000	241,426

Acadia Healthcare Co., Inc. 144A company guaranty sr. unsec.
notes 6 1/8s, 2021		120,000	123,900

Amgen, Inc. sr. unsec. notes 3.45s, 2020		345,000	369,010

AmSurg Corp. 144A company guaranty sr. unsec. unsub. notes
5 5/8s, 2020		165,000	173,663

AstraZeneca PLC sr. unsec. unsub. notes 6.45s, 2037
(United Kingdom)		270,000	352,859

Aviv Healthcare Properties LP company guaranty sr. unsec.
notes 7 3/4s, 2019		215,000	231,125

Biomet, Inc. 144A sr. unsec. notes 6 1/2s, 2020		275,000	291,844

Capella Healthcare, Inc. company guaranty sr. unsec. notes
9 1/4s, 2017		295,000	319,338

Capsugel FinanceCo SCA 144A company guaranty sr. unsec.
notes 9 7/8s, 2019	EUR	250,000	360,104

CDRT Holding Corp. 144A sr. unsec. notes 9 1/4s, 2017 ‡‡		$285,000	294,975

CHS/Community Health Systems, Inc. company guaranty sr.
notes 5 1/8s, 2018		195,000	204,263

Dynamic Asset Allocation Growth Fund 59

CORPORATE BONDS AND NOTES (12.0%)* cont.		Principal amount	Value

Health care cont.
CHS/Community Health Systems, Inc. company guaranty sr.
unsec. unsub. notes 8s, 2019		$85,000	$94,138

CIGNA Corp. sr. unsec. unsub. notes 4 1/2s, 2021		235,000	262,779

ConvaTec Healthcare E SA 144A sr. notes 7 3/8s,
2017 (Luxembourg)	EUR	105,000	143,531

ConvaTec Healthcare E SA 144A sr. unsec. notes 10 1/2s,
2018 (Luxembourg)		$545,000	607,675

Emergency Medical Services Corp. company guaranty sr. unsec.
notes 8 1/8s, 2019		220,000	241,450

Endo Health Solutions, Inc. company guaranty sr. unsec.
notes 7s, 2019		155,000	165,656

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2019		205,000	224,988

HCA, Inc. sr. notes 6 1/2s, 2020		795,000	896,363

HCA, Inc. sr. unsec. notes 7 1/2s, 2022		70,000	80,588

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017		400,000	428,000

Hologic, Inc. company guaranty sr. unsec. unsub. notes
6 1/4s, 2020		60,000	63,825

IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty sr.
unsec. notes 8 3/8s, 2019		165,000	173,456

IMS Health, Inc. 144A sr. unsec. notes 6s, 2020		105,000	109,463

Jaguar Holding Co. I 144A sr. unsec. notes 9 3/8s, 2017 ‡‡		105,000	112,744

Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 144A sr. unsec.
notes 9 1/2s, 2019		255,000	292,613

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes
10 1/2s, 2018		450,000	488,250

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty sr.
unsec. notes 12 1/2s, 2019		130,000	128,538

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018		210,000	233,363

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2022 R		155,000	170,888

Quest Diagnostics, Inc. company guaranty sr. unsec. notes
6.95s, 2037		45,000	54,224

Service Corporation International sr. notes 7s, 2019		115,000	124,775

Service Corporation International sr. unsec. unsub. notes
6 3/4s, 2016		625,000	700,000

Sky Growth Acquisition Corp. 144A company guaranty sr.
unsec. notes 7 3/8s, 2020		410,000	433,575

Stewart Enterprises, Inc. company guaranty sr. unsec. notes
6 1/2s, 2019		200,000	213,500

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017		80,000	83,300

Surgical Care Affiliates, Inc. 144A sr. unsec. notes 8 7/8s, 2015		87,885	88,984

Teleflex, Inc. company guaranty sr. unsec. sub. notes
6 7/8s, 2019		200,000	216,500

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018		300,000	333,000

Tenet Healthcare Corp. sr. notes 8 7/8s, 2019		155,000	174,375

Tenet Healthcare Corp. 144A company guaranty sr. notes
4 1/2s, 2021		60,000	58,800

Teva Pharmaceutical Finance II BV/Teva Pharmaceutical Finance
III LLC company guaranty sr. unsec. unsub. notes 3s, 2015
(Netherlands Antilles)		135,000	141,493

60 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (12.0%)* cont.	Principal amount	Value

Health care cont.
United Surgical Partners International, Inc. company guaranty sr.
unsec. unsub. notes 9s, 2020	$170,000	$192,525

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4.7s, 2021	310,000	354,881

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4 5/8s, 2041	55,000	56,845

UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95s, 2042	245,000	230,066

UnitedHealth Group, Inc. sr. unsec. unsub. notes 2 3/4s, 2023	245,000	241,682

Valeant Pharmaceuticals International 144A company guaranty
sr. notes 7s, 2020	45,000	48,488

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 7/8s, 2018	105,000	112,809

Valeant Pharmaceuticals International 144A sr. notes
6 3/4s, 2017	45,000	48,319

VPI Escrow Corp. 144A sr. unsec. notes 6 3/8s, 2020	40,000	42,200

Watson Pharmaceuticals, Inc. sr. unsec. notes 4 5/8s, 2042	95,000	96,351

Watson Pharmaceuticals, Inc. sr. unsec. notes 3 1/4s, 2022	80,000	80,792

Watson Pharmaceuticals, Inc. sr. unsec. notes 1 7/8s, 2017	20,000	20,264

WellPoint, Inc. notes 7s, 2019	95,000	118,816

Zoetis Inc. 144A sr. unsec. notes 3 1/4s, 2023	66,000	67,175

Zoetis Inc. 144A sr. unsec. notes 1 7/8s, 2018	66,000	66,503

		12,281,057
Technology (0.6%)
Alcatel-Lucent USA, Inc. sr. unsec. unsub. notes 6.45s, 2029	195,000	150,150

Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	85,000	80,963

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	375,000	366,563

Ceridian Corp. company guaranty sr. unsec. notes
12 1/4s, 2015 ‡‡	385,000	397,994

Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	130,000	134,225

Cisco Systems, Inc. company guaranty sr. unsec. unsub. notes
3.15s, 2017	395,000	428,027

CyrusOne LP/CyrusOne Finance Corp. 144A company guaranty
sr. unsec. unsub. notes 6 3/8s, 2022	80,000	83,800

Epicor Software Corp. company guaranty sr. unsec. notes
8 5/8s, 2019	205,000	221,913

Fidelity National Information Services, Inc. company guaranty sr.
unsec. notes 7 7/8s, 2020	140,000	157,850

First Data Corp. company guaranty sr. unsec. notes
12 5/8s, 2021	290,000	314,288

First Data Corp. 144A company guaranty notes 8 1/4s, 2021	555,000	577,200

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019	200,000	212,750

First Data Corp. 144A company guaranty sr. unsec. notes
11 1/4s, 2021	165,000	171,600

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 10 3/4s, 2020	136,000	154,360

Freescale Semiconductor, Inc. 144A company guaranty sr. notes
10 1/8s, 2018	88,000	97,460

Freescale Semiconductor, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	315,000	345,713

Hewlett-Packard Co. sr. unsec. notes 6 1/8s, 2014	95,000	99,434

Hewlett-Packard Co. sr. unsec. notes 5 1/2s, 2018	135,000	151,382

Dynamic Asset Allocation Growth Fund	61

CORPORATE BONDS AND NOTES (12.0%)* cont.	Principal amount	Value

Technology cont.
Honeywell International, Inc. sr. unsec. unsub. notes
5 3/8s, 2041	$155,000	$192,441

Honeywell International, Inc. sr. unsec. unsub. notes
4 1/4s, 2021	120,000	138,331

IBM Corp. sr. unsec. unsub. notes 1 7/8s, 2022	390,000	371,438

Infor US, Inc. company guaranty sr. unsec. notes 9 3/8s, 2019	130,000	147,388

Infor US, Inc. company guaranty sr. unsec. unsub. notes
11 1/2s, 2018	110,000	129,250

Iron Mountain, Inc. company guaranty sr. sub. notes
7 3/4s, 2019	105,000	116,681

Iron Mountain, Inc. company guaranty sr. unsec. sub.
notes 8s, 2020	470,000	493,500

Jazz Technologies, Inc. company guaranty sr. unsec.
notes 8s, 2015	167,000	149,465

Lexmark International Inc, sr. unsec. notes 5.9s, 2013	1,925,000	1,941,135

Microsoft Corp. sr. unsec. unsub. notes 5.3s, 2041	60,000	72,258

Microsoft Corp. sr. unsec. unsub. notes 4.2s, 2019	250,000	287,675

Oracle Corp. sr. unsec. unsub. notes 2 1/2s, 2022	355,000	347,347

Pitney Bowes, Inc. sr. unsec. unsub. notes Ser. MTN,
5 1/4s, 2037	155,000	160,053

SunGard Data Systems, Inc. 144A company guaranty sr. sub.
notes 6 5/8s, 2019	145,000	149,713

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020	215,000	233,006

Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9 1/8s, 2019	275,000	301,813

Xerox Corp. sr. unsec. notes 6 3/4s, 2039	72,000	85,308

Xerox Corp. sr. unsec. unsub. notes 5 5/8s, 2019	60,000	68,540

		9,531,014
Transportation (0.2%)
Aguila 3 SA 144A company guaranty sr. notes 7 7/8s,
2018 (Luxembourg)	340,000	364,650

Air Medical Group Holdings, Inc. company guaranty sr. notes
9 1/4s, 2018	261,000	288,079

Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041	105,000	120,175

Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes
5 3/4s, 2040	95,000	113,641

CSX Corp. sr. unsec. unsub. notes 4 3/4s, 2042	560,000	582,559

Delta Air Lines, Inc. sr. notes Ser. A, 7 3/4s, 2019	172,563	199,311

FedEx Corp. company guaranty sr. unsec. unsub. notes
2 5/8s, 2022	45,000	44,246

Ryder System, Inc. sr. unsec. unsub. notes 2 1/2s, 2018	295,000	302,007

Swift Services Holdings, Inc. company guaranty sr.
notes 10s, 2018	435,000	498,075

Watco Cos LLC/Watco Finance Corp. 144A company guaranty
sr. unsec. notes 6 3/8s, 2023	85,000	87,444

Western Express, Inc. 144A sr. notes 12 1/2s, 2015	60,000	43,800

		2,643,987
Utilities and power (0.8%)
AES Corp. (VA) sr. unsec. unsub. notes 8s, 2017	725,000	852,781

AES Corp. (VA) sr. unsec. unsub. notes 7 3/8s, 2021	325,000	377,000

Arizona Public Services Co. sr. unsec. notes 4 1/2s, 2042	35,000	36,629

62 Dynamic Asset Allocation Growth Fund

CORPORATE BONDS AND NOTES (12.0%)* cont.	Principal amount	Value

Utilities and power cont.
Atmos Energy Corp. sr. unsec. sub. notes 8 1/2s, 2019	$20,000	$27,093

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020	212,000	233,995

Calpine Corp. 144A sr. notes 7 1/4s, 2017	513,000	543,780

Colorado Interstate Gas Co., LLC debs. 6.85s, 2037 (Canada)	30,000	36,390

Consolidated Edison Co. of New York sr. unsec. unsub.
notes 4.2s, 2042	130,000	133,754

DPL, Inc. sr. unsec. notes 6 1/2s, 2016	345,000	363,975

Duke Energy Corp. sr. unsec. unsub. notes 2.15s, 2016	265,000	273,619

Dynegy Holdings Escrow, LLC escrow bonds 7 3/4s, 2019	410,000	513

El Paso Corp. sr. unsec. notes 7s, 2017	670,000	766,297

El Paso, LLC sr. notes Ser. GMTN, 7 3/4s, 2032	225,000	251,810

Electricite de France SA 144A sr. unsec. notes 6.95s,
2039 (France)	115,000	149,718

Electricite de France SA 144A sr. unsec. notes 6 1/2s,
2019 (France)	165,000	201,449

Electricite de France SA 144A unsec. sub. FRN notes 5 1/4s,
perpetual maturity (France)	1,235,000	1,225,738

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
sr. notes 10s, 2020	154,000	174,598

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A notes 11 3/4s, 2022	265,000	304,750

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A sr. notes 10s, 2020	348,000	391,500

Energy Transfer Equity LP company guaranty sr. unsec. notes
7 1/2s, 2020	300,000	345,750

Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	85,000	97,209

Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022	75,000	84,181

Enterprise Products Operating, LLC company guaranty sr.
unsec. unsub. notes 4.85s, 2042	230,000	234,674

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. notes 6 7/8s, 2019	90,000	98,550

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2022	60,000	66,300

EP Energy/EP Energy Finance, Inc. sr. unsec. notes 9 3/8s, 2020	395,000	456,225

EPE Holdings, LLC/EP Energy Bond Co., Inc. 144A sr. unsec.
notes 8 1/8s, 2017 ‡‡	130,000	135,200

FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023	871,000	880,912

FirstEnergy Corp. sr. unsec. unsub. notes 2 3/4s, 2018	118,000	119,336

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	400,000	458,000

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	65,000	76,538

Ipalco Enterprises, Inc. 144A sr. notes 7 1/4s, 2016	105,000	117,863

Kinder Morgan Energy Partners LP sr. unsec. notes 6.85s, 2020	195,000	244,583

MidAmerican Energy Holdings Co. bonds 6 1/8s, 2036	7,000	8,700

MidAmerican Funding, LLC sr. bonds 6.927s, 2029	235,000	311,418

Narragansett Electric Co./The 144A sr. unsec. notes 4.17s, 2042	425,000	417,162

Nevada Power Co. mtge. notes 7 1/8s, 2019	115,000	148,777

NGPL PipeCo, LLC 144A sr. notes 9 5/8s, 2019	95,000	106,400

NiSource Finance Corp. company guaranty sr. unsec. notes
6 1/8s, 2022	75,000	89,773

Dynamic Asset Allocation Growth Fund 63

CORPORATE BONDS AND NOTES (12.0%)* cont.	Principal amount	Value

Utilities and power cont.
NRG Energy, Inc. company guaranty sr. unsec. notes
7 7/8s, 2021	$735,000	$817,688

NSTAR Electric Co. sr. unsec. unsub. notes 2 3/8s,
2022 (Canada)	205,000	201,120

NV Energy, Inc. sr. unsec. notes 6 1/4s, 2020	160,000	193,241

Pacific Gas & Electric Co. sr. unsec. notes 6.05s, 2034	112,000	140,102

PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.2s, 2022	425,000	449,569

PSEG Power, LLC company guaranty sr. unsec. notes
5.32s, 2016	144,000	162,665

Public Service Electric & Gas Co. sr. notes Ser. MTN, 5 1/2s, 2040	75,000	94,008

Puget Sound Energy, Inc. jr. sub. FRN notes Ser. A, 6.974s, 2067	240,000	257,100

Regency Energy Partners company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023	155,000	165,850

Teco Finance, Inc. company guaranty sr. unsec. unsub. notes
6 3/4s, 2015	10,000	11,017

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
company guaranty notes 15s, 2021	185,000	46,019

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
company guaranty sr. unsec. notes 10 1/2s, 2016	534,637	50,791

Texas Competitive/Texas Competitive Electric Holdings Co., LLC
144A company guaranty sr. notes 11 1/2s, 2020	130,000	97,175

Toledo Edison Co. (The) 1st mortgage bonds 7 1/4s, 2020	120,000	154,076

Union Electric Co. sr. notes 6.4s, 2017	140,000	169,057

		13,852,418

Total corporate bonds and notes (cost $184,450,527)		$198,024,361

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (5.6%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (1.1%)
Government National Mortgage Association Pass-Through Certificates
3s, TBA, May 1, 2043	$8,000,000	$8,331,250
3s, TBA, April 1, 2043	9,000,000	9,397,265

		17,728,515
U.S. Government Agency Mortgage Obligations (4.5%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
3s, TBA, April 1, 2043	1,000,000	1,026,641

Federal National Mortgage Association Pass-Through Certificates
6s, October 1, 2016	289,102	304,639
5s, TBA, April 1, 2043	24,000,000	26,002,500
4 1/2s, with due dates from February 1, 2039 to April 1, 2039	252,598	272,027
4s, TBA, April 1, 2043	22,000,000	23,454,064
3 1/2s, TBA, April 1, 2028	11,000,000	11,661,718
3s, TBA, May 1, 2043	6,000,000	6,170,860
3s, TBA, April 1, 2043	6,000,000	6,187,031

		75,079,480

Total U.S. government and agency mortgage obligations (cost $92,682,123)		$92,807,995

64 Dynamic Asset Allocation Growth Fund

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value

U.S. Treasury Notes 0.250%, April 30, 2014 [i]	$53,000	$53,094

Total U.S. treasury obligations (cost $53,094)		$53,094

MORTGAGE-BACKED SECURITIES (2.3%)*	Principal amount	Value

Agency collateralized mortgage obligations (0.2%)
Federal Home Loan Mortgage Corp.
IFB Ser. 3182, Class SP, 27.787s, 2032	$125,208	$204,886
IFB Ser. 3072, Class SM, 23.052s, 2035	165,069	257,938
IFB Ser. 3072, Class SB, 22.905s, 2035	147,674	229,822
IFB Ser. 3249, Class PS, 21.604s, 2036	125,996	189,279
IFB Ser. 3065, Class DC, 19 1/4s, 2035	101,621	157,088
IFB Ser. 2990, Class LB, 16.426s, 2034	162,030	224,212
IFB Ser. 3727, Class PS, IO, 6.497s, 2038	1,355,435	132,547
IFB Ser. 3708, Class SQ, IO, 6.347s, 2040	988,579	151,223
IFB Ser. 3934, Class SA, IO, 6.197s, 2041	3,368,301	636,306
IFB Ser. 3964, Class SA, IO, 5.797s, 2041	1,703,028	246,939
Ser. 3747, Class HI, IO, 4 1/2s, 2037	209,471	17,890
Ser. T-56, Class A, IO, 0.524s, 2043	126,084	2,182
Ser. T-56, Class 3, IO, 0.418s, 2043	103,844	1,359
Ser. T-56, Class 1, IO, 0.215s, 2043	133,239	999
Ser. T-56, Class 2, IO, 0.128s, 2043	122,676	379
Ser. 1208, Class F, PO, zero %, 2022	2,110	1,971
FRB Ser. 3326, Class WF, zero %, 2035	7,874	7,746

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.675s, 2036	71,289	135,367
IFB Ser. 06-8, Class HP, 23.818s, 2036	81,681	136,155
IFB Ser. 07-53, Class SP, 23.451s, 2037	143,655	226,041
IFB Ser. 05-75, Class GS, 19.637s, 2035	146,048	210,881
IFB Ser. 404, Class S13, IO, 6.196s, 2040	1,119,774	167,430
Ser. 03-W10, Class 1, IO, 1.303s, 2043	178,960	7,151
Ser. 01-50, Class B1, IO, 0.404s, 2041	1,294,324	12,943
Ser. 02-W8, Class 1, IO, 0.333s, 2042	696,919	8,276
Ser. 01-79, Class BI, IO, 0.312s, 2045	471,804	4,405
Ser. 03-34, Class P1, PO, zero %, 2043	22,590	19,671

Government National Mortgage Association
IFB Ser. 10-120, Class SB, IO, 5.997s, 2035	129,342	11,615
IFB Ser. 10-20, Class SC, IO, 5.947s, 2040	59,495	11,140
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	80,347	12,197
Ser. 10-107, Class NI, IO, 4 1/2s, 2039	1,957,247	262,017
Ser. 10-103, Class DI, IO, 4 1/2s, 2038	1,464,154	144,585
Ser. 10-85, Class MI, IO, 4 1/2s, 2036	2,810,523	232,936

Structured Asset Securities Corp. IFB Ser. 07-4, Class 1A3, IO,
5.984s, 2045	1,089,644	208,394

		4,273,970

Dynamic Asset Allocation Growth Fund 65

MORTGAGE-BACKED SECURITIES (2.3%)* cont.	Principal amount	Value

Commercial mortgage-backed securities (1.2%)
Banc of America Commercial Mortgage, Inc.
Ser. 07-2, Class A2, 5.619s, 2049	$96,134	$96,615
Ser. 07-1, Class XW, IO, 0.311s, 2049	1,298,627	12,217

Banc of America Commercial Mortgage, Inc. 144A
Ser. 04-4, Class XC, IO, 0.847s, 2042	2,027,130	20,675
Ser. 04-5, Class XC, IO, 0.698s, 2041	2,406,183	23,289
Ser. 02-PB2, Class XC, IO, 0.373s, 2035	787,802	33
Ser. 07-5, Class XW, IO, 0.369s, 2051	5,918,015	69,821
Ser. 05-1, Class XW, IO, 0.055s, 2042	11,919,542	3,147

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 07-T28, Class AJ, 5.964s, 2042	568,000	606,340
Ser. 04-PR3I, Class X1, IO, 0.96s, 2041	277,088	2,078

Bear Stearns Commercial Mortgage Securities, Inc. 144A
Ser. 04-PWR5, Class E, 5.222s, 2042	406,000	417,267
Ser. 07-PW15, Class X2, IO, 0.39s, 2044	75,162,765	293,135
Ser. 06-PW14, Class X1, IO, 0.212s, 2038	7,018,567	122,825

Citigroup Commercial Mortgage Trust Ser. 06-C5, Class AJ,
5.482s, 2049	318,000	316,506

Citigroup Commercial Mortgage Trust 144A Ser. 06-C5,
Class XC, IO, 0.13s, 2049	38,290,223	561,335

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD4, Class XW, IO, 0.368s, 2049	2,684,871	34,259
Ser. 07-CD4, Class XC, IO, 0.129s, 2049	8,980,015	68,607

Commercial Mortgage Trust Ser. 07-C9, Class AJ, 5.65s, 2049	972,000	1,031,681

Commercial Mortgage Trust 144A
FRB Ser. 12-CR2, Class E, 4.859s, 2045	314,000	306,611
FRB Ser. 07-C9, Class AJFL, 0.892s, 2049	413,000	348,200
Pass-Through Certificates Ser. 06-C8, Class XS, IO,
0.156s, 2046	48,663,228	617,730

Credit Suisse Mortgage Capital Certificates FRB Ser. 07-C4,
Class A2, 5.764s, 2039	467,921	476,987

Credit Suisse Mortgage Capital Certificates 144A
Ser. 07-C1, Class AX, IO, 0.146s, 2040	37,191,105	232,444
Ser. 07-C2, Class AX, IO, 0.024s, 2049	15,627,073	58,602

CS First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040	299,536	329,489
Ser. 03-C3, Class AX, IO, 2.06s, 2038	674,925	209
Ser. 02-CP3, Class AX, IO, 1.143s, 2035	238,130	1,198

FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO,
1.085s, 2020	201,150	4,425

GE Capital Commercial Mortgage Corp. 144A
Ser. 05-C3, Class XC, IO, 0.146s, 2045	88,966,319	333,392
Ser. 07-C1, Class XC, IO, 0.079s, 2049	35,856,175	258,415

GE Commercial Mortgage Corporation Trust FRB Ser. 05-C1,
Class B, 4.846s, 2048	332,000	346,940

GE Commercial Mortgage Corporation Trust 144A FRB
Ser. 04-C2, Class H, 5.469s, 2040	950,000	953,135

66 Dynamic Asset Allocation Growth Fund

MORTGAGE-BACKED SECURITIES (2.3%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
GMAC Commercial Mortgage Securities, Inc.
Ser. 97-C1, Class X, IO, 1.023s, 2029	$184,003	$5,335
Ser. 05-C1, Class X1, IO, 0.581s, 2043	2,283,386	25,467

Greenwich Capital Commercial Funding Corp. FRB Ser. 05-GG3,
Class B, 4.894s, 2042	331,000	343,710

GS Mortgage Securities Corp. II Ser. 06-GG6, Class A2,
5.506s, 2038	250,798	259,792

GS Mortgage Securities Corp. II 144A Ser. 06-GG6, Class XC, IO,
0.087s, 2038	2,471,099	3,974

JPMorgan Chase Commercial Mortgage Securities Corp.
FRB Ser. 07-CB20, Class AJ, 6.08s, 2051	402,000	410,522
FRB Ser. 06-LDP7, Class AJ, 5.871s, 2045	313,000	324,753
FRB Ser. 04-CB9, Class B, 5.663s, 2041	226,000	232,396
Ser. 04-C3, Class B, 4.961s, 2042	331,000	338,315
FRB Ser. 13-C10, Class D, 4.3s, 2047	349,000	316,264
Ser. 06-LDP8, Class X, IO, 0.538s, 2045	2,548,796	38,122
Ser. 06-CB17, Class X, IO, 0.484s, 2043	12,566,718	221,689
Ser. 07-LDPX, Class X, IO, 0.303s, 2049	13,169,109	121,314

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
FRB Ser. 12-C8, Class D, 4.67s, 2045	364,000	367,422
Ser. 05-CB12, Class X1, IO, 0.341s, 2037	2,634,947	21,873

Key Commercial Mortgage Ser. 07-SL1, Class A2, 5.528s, 2040	831,421	814,792

LB-UBS Commercial Mortgage Trust
Ser. 06-C7, Class A2, 5.3s, 2038	406,678	425,544
Ser. 07-C2, Class XW, IO, 0.499s, 2040	1,173,363	19,942

LB-UBS Commercial Mortgage Trust 144A
Ser. 06-C7, Class XW, IO, 0.638s, 2038	1,516,237	31,714
Ser. 05-C5, Class XCL, IO, 0.465s, 2040	9,771,947	117,410
Ser. 05-C2, Class XCL, IO, 0.32s, 2040	8,825,500	50,650
Ser. 06-C7, Class XCL, IO, 0.279s, 2038	2,855,793	49,220
Ser. 06-C6, Class XCL, IO, 0.237s, 2039	34,144,857	598,525
Ser. 05-C7, Class XCL, IO, 0.21s, 2040	9,038,755	45,953

Merrill Lynch Mortgage Investors, Inc. Ser. 96-C2, Class JS, IO,
2.395s, 2028	18,991	—

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 5.85s, 2050	88,000	92,784
FRB Ser. 07-C1, Class A2, 5.746s, 2050	50,849	51,766

Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO, 0.847s, 2039	2,521,925	25,209
Ser. 05-MCP1, Class XC, IO, 0.189s, 2043	3,141,873	33,763

Merrill Lynch/Countrywide Commercial Mortgage Trust
Ser. 06-3, Class AJ, 5.485s, 2046	1,165,000	1,094,984

Mezz Cap Commercial Mortgage Trust 144A
Ser. 06-C4, Class X, IO, 5.343s, 2045	680,338	74,361
Ser. 05-C3, Class X, IO, 5.115s, 2044	323,904	28,568

Dynamic Asset Allocation Growth Fund	67

MORTGAGE-BACKED SECURITIES (2.3%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Morgan Stanley Capital I Trust
FRB Ser. 06-T23, Class A2, 5 3/4s, 2041	$367,786	$370,780
Ser. 07-IQ14, Class A2, 5.61s, 2049	199,359	205,029
FRB Ser. 07-HQ12, Class A2, 5.575s, 2049	493,363	503,230
FRB Ser. 07-HQ12, Class A2FX, 5.575s, 2049	277,951	286,011

Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A,
Class A3B, 5.466s, 2043	1,333,143	1,373,671

Morgan Stanley-Bank of America-Merrill Lynch Mortgage Trust
Ser. 13-C7, Class XA, IO, 1.769s, 2046	2,535,481	287,878

UBS-Barclays Commercial Mortgage Trust 144A Ser. 12-C4,
Class XA, IO, 1.898s, 2045	1,993,358	256,944

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 07-C34, Class AJ, 5.969s, 2046	458,000	465,374
Ser. 06-C29, IO, 0.384s, 2048	37,195,361	468,290
Ser. 07-C34, IO, 0.341s, 2046	4,224,656	51,118

Wachovia Bank Commercial Mortgage Trust 144A
Ser. 05-C18, Class XC, IO, 0.326s, 2042	9,624,285	49,373
Ser. 06-C26, Class XC, IO, 0.042s, 2045	14,518,206	31,940

WAMU Commercial Mortgage Securities Trust 144A Ser. 07-SL2,
Class A1, 5.313s, 2049	734,609	741,955

		19,625,333
Residential mortgage-backed securities (non-agency) (0.9%)
Adjustable Rate Mortgage Trust FRB Ser. 06-2, 3.224s, 2036	2,959,829	2,471,458

American Home Mortgage Assets Ser. 07-5, Class XP, IO, PO,
zero %, 2047	8,936,060	1,134,880

Barclays Capital, LLC Trust
Ser. 13-RR1, Class 10A2, 16.593s, 2036	448,020	416,659
Ser. 13-RR1, Class 9A4, 10.594s, 2036	140,000	146,122
FRB Ser. 12-RR10, Class 9A2, 2.671s, 2035	150,000	121,500
Ser. 12-RR10, Class 4A2, 2.639s, 2036	150,000	123,375

Barclays Capital, LLC Trust 144A
Ser. 12-RR11, Class 9A3, 21.132s, 2037	64,124	60,276
FRB Ser. 12-RR12, Class 1A3, 13.286s, 2037	281,050	157,388
FRB Ser. 12-RR11, Class 5A3, 13.044s, 2037	238,765	151,616
FRB Ser. 13-RR2, Class 4A2, 9.391s, 2036	240,000	192,000
FRB Ser. 13-RR2, Class 6A2, 7.471s, 2037	446,644	312,249
Ser. 12-RR11, Class 9A2, 4s, 2037	115,581	116,159
Ser. 12-RR12, Class 1A2, 4s, 2037	213,736	215,873
Ser. 12-RR11, Class 3A2, 4s, 2036	290,173	290,898
FRB Ser. 12-RR11, Class 5A2, 4s, 2037	231,940	235,419
FRB Ser. 13-RR2, Class 5A2, 3.518s, 2036	872,224	609,859
FRB Ser. 12-RR12, Class 4A2, 2.859s, 2036	370,000	210,900
Ser. 12-RR11, Class 11A2, 2.6s, 2036	1,488,085	937,493
Ser. 09-RR7, Class 1A7, IO, 1.83s, 2046	10,644,953	479,023
Ser. 09-RR7, Class 2A7, IO, 1.636s, 2047	12,223,608	504,835

Bear Stearns Mortgage Funding Trust
Ser. 06-AR2, Class 1X, IO, 0.7s, 2046	1,904,460	61,324
Ser. 06-AR3, Class 1X, IO, 0.4s, 2036	1,439,020	26,478

68 Dynamic Asset Allocation Growth Fund

MORTGAGE-BACKED SECURITIES (2.3%)* cont.	Principal amount	Value

Residential mortgage-backed securities (non-agency) cont.
Merrill Lynch Alternative Note Asset Ser. 07-OAR5, Class X, IO,
PO, 0.8s, 2047	$1,354,015	$43,328

Nomura Resecuritization Trust FRB Ser. 11-4RA, Class 1A10,
2.609s, 2036	619,199	383,904

WAMU Mortgage Pass-Through Certificates
FRB Ser. 06-AR13, Class 2A, 2.462s, 2046	989,004	890,352
FRB Ser. 06-AR1, Class 2A1B, 1.247s, 2046	369,088	318,338
FRB Ser. 05-AR8, Class B1, 0.874s, 2045	1,781,424	837,269
FRB Ser. 05-AR13, Class A1C3, 0.694s, 2045	637,952	500,792
FRB Ser. 05-AR9, Class A1C3, 0.684s, 2045	581,074	505,534

Wells Fargo Mortgage Backed Securities Trust
Ser. 08-1, Class 4A1, 5 3/4s, 2038	1,174,710	1,245,220
Ser. 07-12, Class A6, 5 1/2s, 2037	299,300	310,244
Ser. 05-9, Class 2A9, 5 1/4s, 2035	300,000	315,000

		14,325,765

Total mortgage-backed securities (cost $35,863,602)		$38,225,068

INVESTMENT COMPANIES (0.8%)*	Shares	Value

iShares Russell 2000 Growth Index Fund	5,460	$588,315

SPDR S&P 500 ETF Trust	78,147	12,233,913

Total investment companies (cost $10,607,162)		$12,822,228

COMMODITY LINKED NOTES (0.7%)*Ω	Principal amount	Value

Deutsche Bank AG/London 144A sr. unsec. notes Ser. A, 1-month
LIBOR less 0.16%, 2013 (Indexed to the DB Custom Commodity Index:
75% S&P GSCI Gold Index TR and 25% S&P GSCI Light Energy Index
TR multiplied by 3) (United Kingdom)	$4,844,000	$5,016,446

Deutsche Bank AG/London 144A sr. unsec. notes Ser. A, 1-month
LIBOR less 0.16%, 2013 (Indexed to the S&P GSCI TR Index multiplied
by 3) (United Kingdom)	1,298,000	1,145,485

UBS AG/London 144A notes 1-month LIBOR less 0.10%, 2013
(Indexed to the UBS Custom Commodity Index: 75% S&P GSCI
Gold Index TR and 25% S&P GSCI Light Energy Index TR multiplied
by 3) (Jersey)	4,844,000	5,022,198

UBS AG/London 144A sr. notes, 1-month LIBOR less 0.10%, 2013
(Indexed to the S&P GSCI TR Index multiplied by 3) (Jersey)	1,298,000	1,145,995

Total commodity linked notes (cost $12,284,000)		$12,330,124

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (0.5%)*	Principal amount/units	Value

Argentina (Republic of) sr. unsec. bonds 7s, 2017 (Argentina)	$125,000	$100,313

Argentina (Republic of) sr. unsec. bonds Ser. VII, 7s,
2013 (Argentina)	850,000	842,350

Argentina (Republic of) sr. unsec. unsub. bonds 7s,
2015 (Argentina)	3,165,000	2,666,513

Croatia (Republic of) 144A unsec. notes 6 1/4s, 2017 (Croatia)	200,000	214,250

Indonesia (Republic of) 144A notes 5 1/4s, 2042 (Indonesia)	430,000	457,950

Poland (Government of) sr. unsec. bonds 5s, 2022 (Poland)	645,000	736,867

Dynamic Asset Allocation Growth Fund 69

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (0.5%)* cont.	Principal amount/units	Value

South Africa (Republic of) sr. unsec. unsub. notes 4.665s, 2024
(South Africa)	$735,000	$786,450

Ukraine (Government of) Financing of Infrastructural
Projects State Enterprise 144A govt. guaranty notes 8 3/8s,
2017 (Ukraine)	150,000	152,063

Ukraine (Government of) 144A sr. unsec. unsub. notes 7.65s,
2013 (Ukraine)	2,425,000	2,436,883

Total foreign government and agency bonds and notes (cost $8,635,989)		$8,393,639

SENIOR LOANS (0.2%)*[c]	Principal amount	Value

Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B1, 5 1/2s, 2017	$37,522	$37,950

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 5.454s, 2018	439,912	407,249

Emergency Medical Services Corp. bank term loan FRN
Ser. B, 4s, 2018	181,774	183,592

First Data Corp. bank term loan FRN 5.204s, 2017	59,603	59,752

First Data Corp. bank term loan FRN 4.204s, 2018	560,071	558,111

Frac Tech International, LLC bank term loan FRN Ser. B,
8 1/2s, 2016	147,316	139,644

Intelsat SA bank term loan FRN 3.205s, 2014 (Luxembourg)	400,000	399,625

Motor City Casino bank term loan FRN 6s, 2017	344,747	347,333

Neiman Marcus Group, Inc. (The) bank term loan FRN 4s, 2018	195,000	196,706

Pharmaceutical Product Development, Inc. bank term loan FRN
Ser. B, 4 1/4s, 2018	172,817	174,797

Springleaf Financial Funding Co. bank term loan FRN Ser. B,
5 1/2s, 2017	155,000	155,872

SRAM Corp. bank term loan FRN 8 1/2s, 2018	75,000	76,125

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.733s, 2017	799,610	566,924

Thomson Learning bank term loan FRN Ser. B, 2.71s, 2014	37,129	28,520

Total senior loans (cost $3,447,872)		$3,332,200

PREFERRED STOCKS (0.1%)*	Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.	521	$515,236

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.	8,800	239,360

M/I Homes, Inc. $2.438 pfd. †	4,737	118,899

Samsung Electronics Co., Ltd. zero % cum. pfd. (South Korea)	821	646,410

Total preferred stocks (cost $1,296,619)		$1,519,905

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value

ArcelorMittal Ser. MTUS, $1.50 cv. pfd. (France) †	6,670	$139,803

EPR Properties Ser. C, $1.44 cv. pfd.	7,578	174,067

General Motors Co. Ser. B, $2.375 cv. pfd.	5,637	243,096

United Technologies Corp. $3.75 cv. pfd.	2,600	155,610

Total convertible preferred stocks (cost $717,107)		$712,576

70 Dynamic Asset Allocation Growth Fund

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount	Value

Altra Holdings, Inc. cv. company guaranty sr. unsec. notes
2 3/4s, 2031	$122,000	$145,638

Exide Technologies cv. sr. sub. notes FRN zero %, 2013	204,000	191,760

iStar Financial, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	125,000	146,953

Navistar International Corp. cv. sr. unsec. sub. notes 3s, 2014	134,000	136,764

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	59,000	66,228

Total convertible bonds and notes (cost $631,551)		$687,343

UNITS (—%)*	Units	Value

Grupo BTG Pactual zero % (Brazil)	21,699	$361,659

Total units (cost $361,671)		$361,659

MUNICIPAL BONDS AND NOTES (—%)*	Principal amount	Value

IL State G.O. Bonds
4.421s, 1/1/15	$50,000	$52,620
4.071s, 1/1/14	150,000	153,362

Total municipal bonds and notes (cost $200,000)		$205,982

PURCHASED EQUITY	Expiration	Contract
OPTIONS OUTSTANDING (—%)*	date/strike	amount	Value

AIA Group, Ltd. (Put)	Apr-13/$33.52	16,200	$355

European Aeronautic Defence and Space
Co. NV (Put)	Apr-13/40.93	1,307	2,497

MSCI Daily Total Return Net Emerging Markets
Index (Put)	Jun-13/400.43	12,938	97,764

Pernod-Ricard SA (Put) F	Apr-13/97.62	1,108	2,244

SABMiller PLC (Put)	Apr-13/34.41	2,699	1,029

Sun Hung Kai Properties, Ltd. (Put)	Apr-13/102.02	10,000	199

Total purchased equity options outstanding (cost $88,064)			$104,088

WARRANTS (—%)*†	Expiration
	date	Strike price	Warrants	Value

Charter Communications, Inc. Class A	11/30/14	$46.86	62	$3,643

Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	0.01	49,174	944

Total warrants (cost $10,021)				$4,587

SHORT-TERM INVESTMENTS (27.7%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.19% [d]	2,741,575	$2,741,575

Putnam Money Market Liquidity Fund 0.12% L	140,607,716	140,607,716

Putnam Short Term Investment Fund 0.08% L	230,001,169	230,001,169

SSgA Prime Money Market Fund 0.02% P	8,990,000	8,990,000

Interest in $461,568,000 joint tri-party repurchase agreement dated 3/28/13 with Royal Bank of Canada due 4/1/13 —
maturity value of $36,860,901 for an effective yield of 0.22%
(collateralized by various mortgage backed securities with
coupon rates ranging from 3.50% to 4.00% and due dates
ranging from 1/1/42 to 5/1/42, valued at $470,802,237)	$36,860,000	36,860,000

Straight-A Funding, LLC Commercial Paper with an effective
yield of 0.19%, April 9, 2013	4,450,000	4,449,812

Dynamic Asset Allocation Growth Fund	71

SHORT-TERM INVESTMENTS (27.7%)* cont.	Principal amount/shares	Value

Straight-A Funding, LLC 144A Commercial Paper with
an effective yield of 0.19%, April 18, 2013	$1,300,000	$1,299,883

U.S. Treasury Bills with an effective yield of 0.19%,
May 2, 2013 #	6,771,000	6,769,892

U.S. Treasury Bills with an effective yield of 0.17%,
April 4, 2013 #	6,026,000	6,025,913

U.S. Treasury Bills with effective yields ranging from 0.16%
to 0.17%, May 30, 2013 #	4,582,000	4,580,737

U.S. Treasury Bills with effective yields ranging from 0.10%
to 0.17%, October 17, 2013 #	11,989,000	11,978,091

U.S. Treasury Bills with effective yields ranging from 0.13%
to 0.15%, December 12, 2013 #	973,000	972,011

U.S. Treasury Bills with effective yields ranging from 0.13%
to 0.14%, January 9, 2014 # Δ	3,508,000	3,504,265

Total short-term investments (cost $458,781,064)		$458,781,064

TOTAL INVESTMENTS

Total investments (cost $1,588,886,703)		$1,750,045,580

Key to holding’s currency abbreviations

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
MXN	Mexican Peso

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ADS	American Depository Shares: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
NVDR	Non-voting Depository Receipt
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PO	Principal Only
SDR	Swedish Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

72 Dynamic Asset Allocation Growth Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2012 through March 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,655,670,178.

Ω The value of the commodity linked notes, which are marked-to-market daily, may be based on a multiple of the performance of the index. The multiple (or leverage) will increase the volatility of the note’s value relative to the change in the underlying index.

† Non-income-producing security.

ΔΔ Security is restricted with regard to public resale. The total market value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $126,255, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

## Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $348,255,487 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

Dynamic Asset Allocation Growth Fund	73

FORWARD CURRENCY CONTRACTS at 3/31/13 (aggregate face value $325,388,386) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	British Pound	Sell	6/19/13	$268,531	$282,238	$13,707

	Canadian Dollar	Sell	4/17/13	4,492,241	4,559,028	66,787

	Chilean Peso	Buy	4/17/13	1,914,376	1,895,698	18,678

	Euro	Sell	6/19/13	1,628,339	1,636,555	8,216

	Japanese Yen	Buy	5/15/13	1,403,166	1,400,189	2,977

	Japanese Yen	Sell	5/15/13	1,403,166	1,428,388	25,222

	Peruvian New Sol	Buy	4/17/13	1,868,285	1,892,120	(23,835)

	Swedish Krona	Buy	6/19/13	1,585,529	1,597,216	(11,687)

	Swiss Franc	Sell	6/19/13	2,855,238	2,879,818	24,580

Barclays Bank PLC

	Australian Dollar	Buy	4/17/13	1,633,417	1,627,245	6,172

	Brazilian Real	Buy	4/17/13	1,913,422	1,938,586	(25,164)

	British Pound	Buy	6/19/13	2,279,327	2,239,567	39,760

	Canadian Dollar	Sell	4/17/13	1,660,801	1,679,176	18,375

	Chilean Peso	Buy	4/17/13	2,673,105	2,646,114	26,991

	Euro	Buy	6/19/13	4,473,572	4,531,914	(58,342)

	Hong Kong Dollar	Buy	5/15/13	2,554,880	2,558,398	(3,518)

	Indonesian Rupiah	Buy	5/15/13	1,448,227	1,448,298	(71)

	Japanese Yen	Sell	5/15/13	1,400,854	1,497,941	97,087

	Malaysian Ringgit	Buy	5/15/13	1,140,221	1,140,954	(733)

	Mexican Peso	Buy	4/17/13	1,472,015	1,410,475	61,540

	New Taiwan Dollar	Buy	5/15/13	376,576	382,667	(6,091)

	New Zealand Dollar	Buy	4/17/13	2,232,239	2,196,351	35,888

	New Zealand Dollar	Sell	4/17/13	2,232,239	2,180,412	(51,827)

	Norwegian Krone	Sell	6/19/13	718,669	735,851	17,182

	Russian Ruble	Buy	6/19/13	731,815	734,953	(3,138)

	Singapore Dollar	Buy	5/15/13	1,942,163	1,944,931	(2,768)

	South Korean Won	Buy	5/15/13	1,702,143	1,735,170	(33,027)

	South Korean Won	Sell	5/15/13	1,702,143	1,701,432	(711)

	Swedish Krona	Buy	6/19/13	3,362,044	3,391,128	(29,084)

	Swiss Franc	Sell	6/19/13	100,173	100,689	516

	Turkish Lira	Buy	6/19/13	254,782	264,930	(10,148)

Citibank, N.A.

	Australian Dollar	Buy	4/17/13	9,445,217	9,383,942	61,275

	Brazilian Real	Sell	4/17/13	1,723,221	1,752,631	29,410

	British Pound	Buy	6/19/13	49,059	47,675	1,384

	Canadian Dollar	Sell	4/17/13	1,536,317	1,560,857	24,540

	Danish Krone	Buy	6/19/13	1,444,667	1,466,416	(21,749)

	Euro	Sell	6/19/13	710,538	745,977	35,439

	Japanese Yen	Buy	5/15/13	4,960,865	4,924,022	36,843

	Japanese Yen	Sell	5/15/13	4,960,865	5,043,639	82,774

	Singapore Dollar	Buy	5/15/13	106,675	106,872	(197)

74 Dynamic Asset Allocation Growth Fund

FORWARD CURRENCY CONTRACTS at 3/31/13 (aggregate face value $325,388,386) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Citibank, N.A. cont.

	South Korean Won	Buy	5/15/13	$476,955	$509,105	$(32,150)

	Swedish Krona	Buy	6/19/13	1,543,290	1,556,804	(13,514)

	Swiss Franc	Sell	6/19/13	2,399,189	2,411,732	12,543

	Thai Baht	Buy	5/15/13	1,489,600	1,458,767	30,833

	Turkish Lira	Buy	6/19/13	849,982	861,577	(11,595)

Credit Suisse International

	Australian Dollar	Buy	4/17/13	4,098,884	4,078,840	20,044

	Brazilian Real	Buy	4/17/13	1,628,664	1,653,925	(25,261)

	British Pound	Buy	6/19/13	2,672,707	2,651,799	20,908

	Canadian Dollar	Sell	4/17/13	1,952,181	1,939,868	(12,313)

	Chilean Peso	Buy	4/17/13	2,243,197	2,221,456	21,741

	Chinese Yuan	Buy	5/15/13	1,177,035	1,171,351	5,684

	Czech Koruna	Buy	6/19/13	946,710	969,587	(22,877)

	Czech Koruna	Sell	6/19/13	946,710	971,406	24,696

	Euro	Buy	6/19/13	3,837,037	3,874,096	(37,059)

	Euro	Sell	6/19/13	3,837,037	3,889,969	52,932

	Japanese Yen	Buy	5/15/13	3,597,810	3,587,118	10,692

	Mexican Peso	Buy	4/17/13	1,946,561	1,866,440	80,121

	New Taiwan Dollar	Buy	5/15/13	57,335	58,203	(868)

	New Zealand Dollar	Sell	4/17/13	476,140	480,975	4,835

	Norwegian Krone	Buy	6/19/13	1,637,430	1,647,590	(10,160)

	Norwegian Krone	Sell	6/19/13	1,637,430	1,654,029	16,599

	Philippine Peso	Buy	5/15/13	861,345	867,168	(5,823)

	Polish Zloty	Buy	6/19/13	346,805	352,462	(5,657)

	Russian Ruble	Buy	6/19/13	2,831,944	2,851,770	(19,826)

	South African Rand	Buy	4/17/13	117,131	120,834	(3,703)

	South Korean Won	Buy	5/15/13	682,583	731,051	(48,468)

	Swedish Krona	Buy	6/19/13	1,641,449	1,654,702	(13,253)

	Swedish Krona	Sell	6/19/13	1,641,449	1,649,749	8,300

	Swiss Franc	Buy	6/19/13	3,806,669	3,826,549	(19,880)

	Turkish Lira	Buy	6/19/13	547,594	557,935	(10,341)

Deutsche Bank AG

	Australian Dollar	Buy	4/17/13	5,837,451	5,814,261	23,190

	Brazilian Real	Buy	4/17/13	466,116	471,145	(5,029)

	Canadian Dollar	Sell	4/17/13	2,504,535	2,498,277	(6,258)

	Euro	Sell	6/19/13	1,635,265	1,658,718	23,453

	Japanese Yen	Buy	5/15/13	1,612,900	1,609,495	3,405

	Japanese Yen	Sell	5/15/13	1,612,900	1,641,824	28,924

	Mexican Peso	Buy	4/17/13	767,777	720,610	47,167

	Norwegian Krone	Sell	6/19/13	2,132,418	2,120,663	(11,755)

	Polish Zloty	Buy	6/19/13	1,203,028	1,229,401	(26,373)

	Singapore Dollar	Buy	5/15/13	2,009,651	2,012,516	(2,865)

Dynamic Asset Allocation Growth Fund	75

FORWARD CURRENCY CONTRACTS at 3/31/13 (aggregate face value $325,388,386) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Deutsche Bank AG cont.

	Singapore Dollar	Sell	5/15/13	$2,009,651	$1,995,239	$(14,412)

	South Korean Won	Buy	5/15/13	236,556	269,005	(32,449)

	Swedish Krona	Buy	6/19/13	3,102,513	3,127,747	(25,234)

	Swiss Franc	Sell	6/19/13	3,181,169	3,197,562	16,393

	Turkish Lira	Buy	6/19/13	1,283,538	1,287,102	(3,564)

Goldman Sachs International

	British Pound	Buy	6/19/13	791,773	785,286	6,487

	British Pound	Sell	6/19/13	791,773	791,161	(612)

	Canadian Dollar	Sell	4/17/13	782,230	754,622	(27,608)

	Euro	Sell	6/19/13	4,816,016	4,888,089	72,073

	Japanese Yen	Buy	5/15/13	4,830,509	4,895,910	(65,401)

	Norwegian Krone	Sell	6/19/13	1,577,788	1,607,835	30,047

HSBC Bank USA, National Association

	Australian Dollar	Buy	4/17/13	2,536,087	2,526,646	9,441

	British Pound	Buy	6/19/13	32,655	32,258	397

	British Pound	Sell	6/19/13	32,655	32,630	(25)

	Canadian Dollar	Sell	4/17/13	886,639	888,422	1,783

	Euro	Sell	6/19/13	3,176,775	3,221,205	44,430

	Japanese Yen	Buy	5/15/13	2,663,308	2,566,950	96,358

	Norwegian Krone	Buy	6/19/13	930,095	930,163	(68)

	Norwegian Krone	Sell	6/19/13	930,095	929,993	(102)

	Philippine Peso	Buy	5/15/13	950,624	959,419	(8,795)

	Russian Ruble	Buy	6/19/13	2,657,932	2,680,206	(22,274)

	South Korean Won	Buy	5/15/13	555,160	590,891	(35,731)

	Swiss Franc	Sell	6/19/13	3,229,779	3,255,550	25,771

	Turkish Lira	Buy	6/19/13	1,224,002	1,224,977	(975)

JPMorgan Chase Bank N.A.

	Australian Dollar	Buy	4/17/13	2,365,725	2,331,752	33,973

	Brazilian Real	Buy	4/17/13	1,913,471	1,936,310	(22,839)

	British Pound	Buy	6/19/13	1,455,355	1,438,086	17,269

	Canadian Dollar	Sell	4/17/13	746,313	814,899	68,586

	Chilean Peso	Buy	4/17/13	1,409,086	1,387,361	21,725

	Chinese Yuan	Buy	5/15/13	1,177,035	1,172,088	4,947

	Euro	Sell	6/19/13	1,393,503	1,448,327	54,824

	Japanese Yen	Buy	5/15/13	2,970,721	2,911,032	59,689

	Japanese Yen	Sell	5/15/13	2,970,721	2,996,723	26,002

	Malaysian Ringgit	Buy	5/15/13	1,140,188	1,138,539	1,649

	Mexican Peso	Buy	4/17/13	2,428,608	2,336,395	92,213

	New Taiwan Dollar	Buy	5/15/13	426,346	438,308	(11,962)

	Norwegian Krone	Sell	6/19/13	585,099	588,780	3,681

	Polish Zloty	Buy	6/19/13	192,249	196,328	(4,079)

	Russian Ruble	Buy	6/19/13	3,223,265	3,245,161	(21,896)

76 Dynamic Asset Allocation Growth Fund

FORWARD CURRENCY CONTRACTS at 3/31/13 (aggregate face value $325,388,386) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank N.A. cont.

	Russian Ruble	Sell	6/19/13	$3,223,265	$3,245,546	$22,281

	South Korean Won	Buy	5/15/13	578,065	609,557	(31,492)

	Swedish Krona	Buy	6/19/13	3,623,046	3,674,640	(51,594)

	Swiss Franc	Sell	6/19/13	2,351,528	2,382,137	30,609

	Turkish Lira	Buy	6/19/13	435,744	445,861	(10,117)

State Street Bank and Trust Co.

	Australian Dollar	Buy	4/17/13	1,527,747	1,490,574	37,173

	Brazilian Real	Buy	4/17/13	1,681,228	1,704,381	(23,153)

	British Pound	Buy	6/19/13	1,207,024	1,206,084	940

	British Pound	Sell	6/19/13	1,207,024	1,192,392	(14,632)

	Canadian Dollar	Sell	4/17/13	1,587,291	1,602,680	15,389

	Chilean Peso	Buy	4/17/13	2,166,499	2,143,185	23,314

	Colombian Peso	Buy	4/17/13	1,855,088	1,886,350	(31,262)

	Czech Koruna	Buy	6/19/13	465,836	478,159	(12,323)

	Czech Koruna	Sell	6/19/13	465,836	474,826	8,990

	Euro	Buy	6/19/13	65,667	85,550	(19,883)

	Japanese Yen	Buy	5/15/13	5,742,421	5,699,501	42,920

	Japanese Yen	Sell	5/15/13	5,742,421	5,794,899	52,478

	Mexican Peso	Buy	4/17/13	1,164,257	1,108,499	55,758

	Polish Zloty	Buy	6/19/13	143,904	146,766	(2,862)

	South Korean Won	Buy	5/15/13	205,903	257,600	(51,697)

	Swedish Krona	Buy	6/19/13	1,572,444	1,593,665	(21,221)

	Swiss Franc	Sell	6/19/13	3,943,536	3,983,584	40,048

	Turkish Lira	Buy	6/19/13	540,590	550,914	(10,324)

UBS AG

	Australian Dollar	Buy	4/17/13	5,919,616	5,908,560	11,056

	British Pound	Buy	6/19/13	1,867,568	1,810,864	56,704

	Canadian Dollar	Sell	4/17/13	2,620,457	2,653,006	32,549

	Chilean Peso	Buy	4/17/13	2,939,112	2,914,480	24,632

	Chilean Peso	Sell	4/17/13	2,939,112	2,928,545	(10,567)

	Czech Koruna	Buy	6/19/13	467,175	479,499	(12,324)

	Czech Koruna	Sell	6/19/13	467,175	476,030	8,855

	Euro	Buy	6/19/13	8,988,058	9,103,416	(115,358)

	Japanese Yen	Sell	5/15/13	5,772,268	5,964,559	192,291

	Mexican Peso	Buy	4/17/13	536,668	500,234	36,434

	New Taiwan Dollar	Buy	5/15/13	410,319	416,389	(6,070)

	Norwegian Krone	Sell	6/19/13	904,200	903,775	(425)

	Philippine Peso	Buy	5/15/13	124,729	126,751	(2,022)

	Russian Ruble	Buy	6/19/13	298,385	301,438	(3,053)

	Singapore Dollar	Buy	5/15/13	1,743,407	1,742,813	594

	Singapore Dollar	Sell	5/15/13	1,743,407	1,730,702	(12,705)

	Swedish Krona	Buy	6/19/13	1,544,439	1,576,167	(31,728)

Dynamic Asset Allocation Growth Fund	77

FORWARD CURRENCY CONTRACTS at 3/31/13 (aggregate face value $325,388,386) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

UBS AG cont.

	Swiss Franc	Sell	6/19/13	$1,032,728	$1,035,813	$3,085

	Turkish Lira	Buy	6/19/13	1,334,702	1,336,991	(2,289)

WestPac Banking Corp.

	Australian Dollar	Buy	4/17/13	4,541,430	4,523,672	17,758

	British Pound	Sell	6/19/13	4,638,545	4,578,634	(59,911)

	Canadian Dollar	Sell	4/17/13	2,437,914	2,483,243	45,329

	Euro	Sell	6/19/13	1,047,852	1,067,540	19,688

	Japanese Yen	Sell	5/15/13	3,288,510	3,434,324	145,814

	Mexican Peso	Buy	4/17/13	867,856	844,413	23,443

	New Zealand Dollar	Buy	4/17/13	2,232,490	2,196,864	35,626

	New Zealand Dollar	Sell	4/17/13	2,232,490	2,179,127	(53,363)

Total						$1,327,387

FUTURES CONTRACTS OUTSTANDING at 3/31/13 (Unaudited)

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Australian Government Treasury
Bond 10 yr (Long)	236	$29,878,796	Jun-13	$390,895

Canadian Government Bond
10 yr (Long)	10	1,329,133	Jun-13	29,788

Euro STOXX 50 Index (Long)	1,023	33,491,454	Jun-13	(139,517)

Euro STOXX 50 Index (Short)	166	5,434,586	Jun-13	193,104

FTSE 100 Index (Long)	164	15,826,041	Jun-13	(13,979)

FTSE 100 Index (Short)	46	4,439,012	Jun-13	62,084

MSCI EAFE Index Mini (Long)	18	1,493,280	Jun-13	(12,577)

NASDAQ 100 Index E-Mini (Short)	472	26,535,840	Jun-13	(258,964)

OMXS 30 Index (Short)	73	1,333,067	Apr-13	(560)

Russell 2000 Index Mini (Long)	476	45,167,640	Jun-13	438,986

Russell 2000 Index Mini (Short)	46	4,364,940	Jun-13	(112,562)

S&P 500 Index (Long)	5	1,953,375	Jun-13	38,169

S&P 500 Index E-Mini (Long)	4,940	385,986,900	Jun-13	7,535,970

S&P 500 Index E-Mini (Short)	1,346	105,169,710	Jun-13	(424,179)

S&P Mid Cap 400 Index
E-Mini (Long)	766	88,166,600	Jun-13	2,857,719

S&P Mid Cap 400 Index
E-Mini (Short)	289	33,263,900	Jun-13	(855,670)

S&P/TSX 60 Index (Long)	198	28,414,077	Jun-13	123,956

SGX MSCI Singapore Index (Short)	12	721,345	Apr-13	(3,928)

SPI 200 Index (Short)	90	11,635,637	Jun-13	233,963

Tokyo Price Index (Long)	220	24,270,463	Jun-13	1,095,034

Tokyo Price Index (Short)	44	4,854,093	Jun-13	(219,427)

U.K. Gilt 10 yr (Long)	164	29,598,759	Jun-13	1,194,755

U.S. Treasury Bond 30 yr (Long)	144	20,803,500	Jun-13	50,383

78 Dynamic Asset Allocation Growth Fund

FUTURES CONTRACTS OUTSTANDING at 3/31/13 (Unaudited) cont.

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Bond 30 yr (Long)	24	$3,782,250	Jun-13	$(26,108)

U.S. Treasury Note 10 yr (Long)	74	9,766,844	Jun-13	14,313

U.S. Treasury Note 10 yr (Short)	464	61,240,750	Jun-13	(91,507)

U.S. Treasury Note 5 yr (Long)	175	21,709,570	Jun-13	21,339

U.S. Treasury Note 5 yr (Short)	359	44,535,633	Jun-13	(45,557)

U.S. Treasury Note 2 yr (Long)	97	21,383,953	Jun-13	(1,700)

U.S. Treasury Note 2 yr (Short)	162	35,713,406	Jun-13	2,223

Total				$12,076,446

WRITTEN EQUITY OPTIONS OUTSTANDING at 3/31/13 (premiums $58,272) (Unaudited)

	Expiration	Contract
	date/strike	amount	Value

AIA Group, Ltd. (Call)	Apr-13/$33.52	16,200	$1,412

European Aeronautic Defence and Space
Co. NV (Call)	Apr-13/40.93	1,307	437

MSCI Daily Total Return Net Emerging Markets
Index (Call)	Jun-13/442.57	6,387	10,729

MSCI Daily Total Return Net Emerging Markets
Index (Put)	Jun-13/358.27	12,938	25,988

Pernod-Ricard SA (Call)	Apr-13/97.62	1,108	1,818

SABMiller PLC (Call)	Apr-13/34.41	2,699	1,998

Sun Hung Kai Properties, Ltd. (Call)	Apr-13/102.02	10,000	3,834

Total			$46,216

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 3/31/13 (Unaudited)

Counterparty			Unrealized
Fixed right obligation % to receive or (pay)/	Expiration	Contract	appreciation/
Floating rate index/Maturity date	date/strike %	amount	(depreciation)

Barclays Bank PLC
2.40/3 month USD-LIBOR-BBA/Jun-23 (Written)	Jun-13/2.40	$329,000	$1,431

Citibank, N.A.
2.40/3 month USD-LIBOR-BBA/Jun-23 (Written)	Jun-13/2.40	329,000	1,418

Credit Suisse International
2.40/3 month USD-LIBOR-BBA/Jun-23 (Written)	Jun-13/2.40	329,000	1,408

Deutsche Bank AG
2.40/3 month USD-LIBOR-BBA/Jun-23 (Written)	Jun-13/2.40	329,000	1,468

JPMorgan Chase Bank N.A.
1.90/3 month USD-LIBOR-BBA/
Jun-23 (Purchased)	Jun-13/1.90	5,501,915	(4,292)

(2.40)/3 month USD-LIBOR-BBA/
Jun-23 (Purchased)	Jun-13/2.40	5,501,915	(35,707)

Total			$(34,274)

Dynamic Asset Allocation Growth Fund 79

TBA SALE COMMITMENTS OUTSTANDING at 3/31/13 (proceeds receivable $15,553,985) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 3s, April 1, 2043	$6,000,000	4/11/13	$6,187,031

Government National Mortgage Association, 3s,
April 1, 2043	9,000,000	4/18/13	9,397,266

Total			$15,584,297

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/13 (Unaudited)

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)
Bank of America N.A.

	$45,490,000 E	$(48,079)	6/19/15	0.40%	3 month USD-	$1,050
					LIBOR-BBA

	18,540,000 E	(145,433)	6/19/18	1.00%	3 month USD-	(99,640)
					LIBOR-BBA

	9,870,000 E	(219,235)	6/19/23	2.00%	3 month USD-	(132,773)
					LIBOR-BBA

	1,970,000 E	(56,447)	6/19/43	3.00%	3 month USD-	(42,736)
					LIBOR-BBA

Barclays Bank PLC
GBP	2,287,000	—	8/15/31	3.6%	6 month GBP-	(502,084)
					LIBOR-BBA

Credit Suisse International
	$8,000,000 E	30,483	6/19/18	3 month USD-	1.00%	10,723
				LIBOR-BBA

	100,000 E	1,073	6/19/43	3 month USD-	3.00%	377
				LIBOR-BBA

	2,100,000 E	24,832	6/19/23	3 month USD-	2.00%	6,436
				LIBOR-BBA

	12,000,000 E	15,056	6/19/15	3 month USD-	0.40%	2,096
				LIBOR-BBA

MXN	23,310,000	—	7/21/20	1 month MXN-TIIE-	6.895%	196,301
				BANXICO

Deutsche Bank AG
MXN	23,310,000	—	7/17/20	1 month MXN-TIIE-	6.95%	196,828
				BANXICO

Goldman Sachs International
GBP	2,287,000	—	9/23/31	6 month GBP-	3.1175%	227,788
				LIBOR-BBA

JPMorgan Chase Bank N.A.
CAD	2,400,000	—	9/21/21	2.3911%	3 month CAD-	(50,399)
					BA-CDOR

CAD	3,583,000	—	5/2/15	3 month CAD-BA-	1.6575%	29,967
				CDOR

MXN	8,850,000	—	9/11/20	6.82%	1 month MXN-	(71,384)
					TIIE-BANXICO

MXN	11,445,000	—	9/14/20	6.82%	1 month MXN-	(92,459)
					TIIE-BANXICO

80 Dynamic Asset Allocation Growth Fund

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 3/31/13 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
Swap counterparty/		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank N.A. cont.
MXN	3,330,000	$—	7/16/20	1 month MXN-TIIE-	6.99%	$29,689
				BANXICO

MXN	42,045,000	—	7/30/20	6.3833%	1 month MXN-	(239,736)
					TIIE-BANXICO

MXN	12,390,000	—	11/4/20	1 month MXN-TIIE-	6.75%	95,901
				BANXICO

Total						$(434,055)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/13 (Unaudited)

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
$102,145	$—	1/12/42	4.00% (1 month	Synthetic TRS Index	$(489)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

5,316,693	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(25,428)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,111,492	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(5,316)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

7,141	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(16)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

39,360	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(192)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

4,420,000	—	4/7/16	(2.63%)	USA Non Revised	(78,172)
				Consumer Price
				Index-Urban (CPI-U)

38,740	—	1/12/41	5.00% (1 month	Synthetic MBX Index	170
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

96,377	—	1/12/40	5.00% (1 month	Synthetic MBX Index	423
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

774,245	—	1/12/40	4.50% (1 month	Synthetic MBX Index	4,527
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,771,746	—	1/12/41	5.00% (1 month	Synthetic MBX Index	7,775
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

884,965	—	1/12/41	5.00% (1 month	Synthetic MBX Index	3,884
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

Dynamic Asset Allocation Growth Fund	81

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/13 (Unaudited) cont.

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
	$161,948	$—	1/12/40	5.00% (1 month	Synthetic MBX Index	$711
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	525,892	—	1/12/40	5.00% (1 month	Synthetic MBX Index	2,309
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	381,107	—	1/12/40	5.00% (1 month	Synthetic MBX Index	1,673
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	13,399	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(34)
				USD-LIBOR	6.00% 30 year Fannie
					Mae pools

	13,452	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(65)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	819,253	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(3,986)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	467,686	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(1,204)
				USD-LIBOR	6.00% 30 year Fannie
					Mae pools

	585,252	—	1/12/38	6.50% (1 month	Synthetic MBX Index	2,848
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	334,062	—	1/12/39	6.00% (1 month	Synthetic MBX Index	860
				USD-LIBOR)	6.00% 30 year Fannie
					Mae pools

Citibank, N.A.
	982,420	—	1/12/41	5.00% (1 month	Synthetic MBX Index	4,311
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

baskets	603	—	2/13/14	(3 month USD-	A basket	3,579,896
				LIBOR-BBA plus	(CGPUTQL2) of
				0.10%)	common stocks

units	13,856	—	2/13/14	3 month USD-	Russell 1000 Total	(2,094,772)
				LIBOR-BBA minus	Return Index
				0.15%

Credit Suisse International
	$3,691,047	—	1/12/41	4.50% (1 month	Synthetic MBX Index	23,303
				USD-LIBOR)	4.50% 30 year Ginnie
					Mae II pools

Goldman Sachs International
	379,399	—	1/12/39	6.00% (1 month	Synthetic TRS Index	188
				USD-LIBOR)	6.00% 30 year Fannie
					Mae pools

	2,530,000	—	3/1/16	2.47%	USA Non Revised	17,179
					Consumer Price
					Index-Urban (CPI-U)

82 Dynamic Asset Allocation Growth Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/13 (Unaudited) cont.

	Upfront		Fixed payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$1,897,500	$—	3/3/16	2.45%	USA Non Revised	$10,949
				Consumer Price
				Index-Urban (CPI-U)

66,763	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(148)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

125,057	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(598)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

126,221	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(551)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

252,896	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(1,210)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

252,896	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(1,210)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,916,643	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(13,949)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

509,868	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(2,225)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

910,465	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(4,354)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

948,875	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(4,140)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

224,763	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(981)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

74,801	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(358)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

5,481	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(12)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

140,615	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(614)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,419,453	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(7,673)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

70,250	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(342)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

Dynamic Asset Allocation Growth Fund 83

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 3/31/13 (Unaudited) cont.

		Upfront		Fixed payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
	$84,367	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(411)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	1,592,503	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(7,749)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	1,710,000	—	4/3/17	2.3225%	USA Non Revised	3,557
					Consumer Price
					Index-Urban (CPI-U)

	1,710,000	—	4/4/17	2.35%	USA Non Revised	6,088
					Consumer Price
					Index-Urban (CPI-U)

	1,710,000	—	4/5/17	2.355%	USA Non Revised	6,584
					Consumer Price
					Index-Urban (CPI-U)

	1,710,000	—	4/5/22	2.66%	USA Non Revised	6,481
					Consumer Price
					Index-Urban (CPI-U)

GBP	1,067,000	—	3/30/17	(3.0925%)	GBP Non-revised UK	25,908
					Retail Price Index

GBP	1,067,000	—	4/2/17	(3.085%)	GBP Non-revised UK	22,276
					Retail Price Index

GBP	2,134,000	—	9/20/17	2.6625%	GBP Non-revised UK	(145,199)
					Retail Price Index

GBP	1,067,000	—	9/21/17	2.66%	GBP Non-revised UK	(72,810)
					Retail Price Index

GBP	1,067,000	—	4/3/17	(3.09%)	GBP Non-revised UK	21,838
					Retail Price Index

JPMorgan Chase Bank N.A.
	$348,770	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(1,524)
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

Total						$1,278,006

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/13 (Unaudited)

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.
DJ CDX NA CMBX	BBB–/P	$2,591	$43,000	5/11/63	300 bp	$(376)
BBB Index					(basis points)

DJ CDX NA CMBX	BBB–/P	4,238	62,000	5/11/63	300 bp	(41)
BBB Index

84 Dynamic Asset Allocation Growth Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 3/31/13 (Unaudited) cont.

		Upfront				Fixed payments
		premium			Termi-	received	Unrealized
Swap counterparty/		received		Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**		amount	date	per annum	(depreciation)

Bank of America N.A. cont.
DJ CDX NA CMBX	BBB–/P	$5,309		$86,000	5/11/63	300 bp	$(626)
BBB Index						(basis points)

DJ CDX NA CMBX	BBB–/P	5,073		89,000	5/11/63	300 bp	(1,069)
BBB Index

Barclays Bank PLC
DJ CDX NA IG Series	BBB+/P	(8,751)		2,415,000	6/20/18	100 bp	3,303
20 Index

Citibank, N.A.
DJ CDX NA IG Series	BBB+/P	(7,688)		1,575,000	6/20/18	100 bp	217
20 Index

Credit Suisse International
DJ CDX NA HY	B+/P	75,300		30,120,000	12/20/17	500 bp	1,387,829
Series 19 Index

DJ CDX NA IG Series	BBB+/P	(24,227)		4,900,000	6/20/18	100 bp	366
20 Index

Deutsche Bank AG
DJ CDX NA HY	B+/P	(134,091)		42,909,000	12/20/17	500 bp	1,735,741
Series 19 Index

DJ CDX NA IG Series	BBB+/P	(6,931)		2,055,000	6/20/18	100 bp	3,326
20 Index

Smurfit Kappa	B+	—	EUR	435,000	9/20/13	715 bp	20,154
Funding, 7 3/4%,
4/1/15

Virgin Media	BB–	—	EUR	605,000	9/20/13	535 bp	19,164
Finance PLC,
8 3/4%, 4/15/14

Virgin Media	BB–	—	EUR	605,000	9/20/13	477 bp	16,834
Finance PLC,
8 3/4%, 4/15/14

Goldman Sachs International
CSC Holdings, Inc.,	Ba3	—		$340,000	9/20/13	495 bp	8,303
7 5/8%, 7/15/18

JPMorgan Chase Bank N.A.
DJ CDX NA HY	B+/P	(100,847)		6,206,000	12/20/17	500 bp	169,586
Series 19 Index

Total							$3,362,711

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at March 31, 2013. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

Dynamic Asset Allocation Growth Fund 85

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$45,158,248	$8,341,682	$—

Capital goods	52,136,285	6,629,271	109,156

Communication services	40,170,095	2,263,664	—

Conglomerates	15,730,270	997,198	—

Consumer cyclicals	95,986,295	10,875,293	—

Consumer staples	79,666,180	7,050,340	4,638

Energy	79,289,836	3,449,793	—

Financials	143,404,485	29,544,122	—

Health care	104,526,385	4,237,871	405,195

Technology	135,975,244	14,033,373	—

Transportation	11,777,592	2,990,911	—

Utilities and power	23,707,436	3,218,809	—

Total common stocks	827,528,351	93,632,327	518,989

Commodity linked notes	—	12,330,124	—

Convertible bonds and notes	—	687,343	—

Convertible preferred stocks	155,610	556,966	—

Corporate bonds and notes	—	198,024,361	—

Foreign government and agency bonds and notes	—	8,393,639	—

Investment companies	12,822,228	—	—

Mortgage-backed securities	—	38,225,068	—

Municipal bonds and notes	—	205,982	—

Preferred stocks	—	1,519,905	—

Purchased equity options outstanding	—	104,088	—

Senior loans	—	3,332,200	—

U.S. government and agency mortgage obligations	—	92,807,995	—

U.S. treasury obligations	—	53,094	—

Units	361,659	—	—

Warrants	—	3,643	944

Short-term investments	379,598,885	79,182,179	—

Totals by level	$1,220,466,733	$529,058,914	$519,933

86 Dynamic Asset Allocation Growth Fund

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$1,327,387	$—

Futures contracts	12,076,446	—	—

Written equity options outstanding	—	(46,216)	—

Forward premium swap option contracts	—	(34,274)	—

TBA sale commitments	—	(15,584,297)	—

Interest rate swap contracts	—	(36,305)	—

Total return swap contracts	—	1,278,006	—

Credit default contracts	—	3,552,735	—

Totals by level	$12,076,446	$(9,542,964)	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund	87

Statement of assets and liabilities 3/31/13 (Unaudited)

ASSETS

Investment in securities, at value, including $2,580,462 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,215,536,243)	$1,376,695,120
Affiliated issuers (identified cost $373,350,460) (Notes 1 and 6)	373,350,460

Cash	14,948

Foreign currency (cost $3,171,698) (Note 1)	2,953,567

Dividends, interest and other receivables	6,512,901

Foreign Tax reclaim	154,645

Receivable for shares of the fund sold	27,458,561

Receivable for investments sold	5,194,673

Receivable for sales of delayed delivery securities (Note 1)	15,571,734

Receivable for variation margin (Note 1)	1,591,800

Unrealized appreciation on forward premium swap option contracts (Note 1)	5,725

Unrealized appreciation on forward currency contracts (Note 1)	2,842,906

Unrealized appreciation on OTC swap contracts (Note 1)	7,915,717

Premium paid on OTC swap contracts (Note 1)	751,729

Total assets	1,821,014,486

LIABILITIES

Payable for investments purchased	7,325,107

Payable for purchases of delayed delivery securities (Note 1)	92,785,480

Payable for shares of the fund repurchased	29,483,647

Payable for compensation of Manager (Note 2)	840,232

Payable for custodian fees (Note 2)	56,337

Payable for investor servicing fees (Note 2)	453,566

Payable for Trustee compensation and expenses (Note 2)	331,183

Payable for administrative services (Note 2)	5,921

Payable for distribution fees (Note 2)	962,817

Unrealized depreciation on OTC swap contracts (Note 1)	3,709,055

Premium received on OTC swap contracts (Note 1)	163,955

Unrealized depreciation on forward currency contracts (Note 1)	1,515,519

Unrealized depreciation on forward premium swap option contracts (Note 1)	39,999

Written options outstanding, at value (premiums $58,272) (Notes 1 and 3)	46,216

TBA sale commitments, at value (proceeds receivable $15,553,985) (Note 1)	15,584,297

Collateral on securities loaned, at value (Note 1)	2,741,575

Collateral on certain derivative contracts, at value (Note 1)	9,043,094

Other accrued expenses	256,308

Total liabilities	165,344,308

Net assets	$1,655,670,178

(Continued on next page)

88 Dynamic Asset Allocation Growth Fund

Statement of assets and liabilities (Continued)

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,579,905,748

Distributions in excess of net investment income (Note 1)	(8,623,159)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(94,031,674)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	178,419,263

Total — Representing net assets applicable to capital shares outstanding	$1,655,670,178

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,169,931,839 divided by 79,915,107 shares)	$14.64

Offering price per class A share (100/94.25 of $14.64)*	$15.53

Net asset value and offering price per class B share ($123,720,273 divided by 8,597,251 shares)**	$14.39

Net asset value and offering price per class C share ($135,676,472 divided by 9,640,145 shares)**	$14.07

Net asset value and redemption price per class M share ($26,464,417 divided by 1,838,893 shares)	$14.39

Offering price per class M share (100/96.50 of $14.39)*	$14.91

Net asset value, offering price and redemption price per class R share
($15,817,542 divided by 1,097,927 shares)	$14.41

Net asset value, offering price and redemption price per class R5 share
($11,704 divided by 792 shares)†	$14.77

Net asset value, offering price and redemption price per class R6 share
($23,286,113 divided by 1,575,515 shares)	$14.78

Net asset value, offering price and redemption price per class Y share
($160,761,818 divided by 10,904,118 shares)	$14.74

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund 89

Statement of operations Six months ended 3/31/13 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $213,520)	$11,392,405

Interest (net of foreign tax of $6,332) (including interest income of $208,107 from investments
in affiliated issuers) (Note 6)	8,682,729

Securities lending (Note 1)	54,883

Total investment income	20,130,017

EXPENSES

Compensation of Manager (Note 2)	4,780,203

Investor servicing fees (Note 2)	1,400,324

Custodian fees (Note 2)	123,076

Trustee compensation and expenses (Note 2)	78,436

Distribution fees (Note 2)	2,782,871

Administrative services (Note 2)	27,045

Other	331,622

Total expenses	9,523,577

Expense reduction (Note 2)	(33,285)

Net expenses	9,490,292

Net investment income	10,639,725

Net realized gain on investments (Notes 1 and 3)	43,459,062

Net realized gain on swap contracts (Note 1)	10,402,387

Net realized gain on futures contracts (Note 1)	34,844,575

Net realized gain on foreign currency transactions (Note 1)	1,606,609

Net realized gain on written options (Notes 1 and 3)	347,048

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	1,445,695

Net unrealized appreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the period	48,460,752

Net gain on investments	140,566,128

Net increase in net assets resulting from operations	$151,205,853

The accompanying notes are an integral part of these financial statements.

90 Dynamic Asset Allocation Growth Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 3/31/13*	Year ended 9/30/12

Operations:
Net investment income	$10,639,725	$21,819,936

Net realized gain on investments
and foreign currency transactions	90,659,681	112,501,228

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	49,906,447	210,102,670

Net increase in net assets resulting from operations	151,205,853	344,423,834

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(12,967,751)	(3,359,117)

Class B	(455,577)	—

Class C	(607,711)	—

Class M	(166,125)	—

Class R	(147,157)	(9,736)

Class R5	(134)	—

Class R6	(139)	—

Class Y	(2,452,867)	(912,638)

Decrease from capital share transactions (Note 4)	(55,846,478)	(197,596,035)

Total increase in net assets	78,561,914	142,546,308

NET ASSETS

Beginning of period	1,577,108,264	1,434,561,956

End of period (including distributions in excess of net
investment income of $8,623,159 and $2,465,423, respectively)	$1,655,670,178	$1,577,108,264

* Unaudited

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Growth Fund	91

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%) [d]

Class A
March 31, 2013**	$13.47	.10	1.23	1.33	(.16)	—	(.16)	—	—	$14.64	9.96*	$1,169,932	.55*	.72*	62*
September 30, 2012	10.79	.19	2.53	2.72	(.04)	—	(.04)	—	—	13.47	25.24	1,111,789	1.13	1.51	120
September 30, 2011	11.72	.19	(.67)	(.48)	(.45)	—	(.45)	—	— [e,f]	10.79	(4.52)	1,004,060	1.14	1.53	98
September 30, 2010	11.03	.20	.98	1.18	(.49)	—	(.49)	— [e]	— [e,g]	11.72	10.98	1,160,684	1.20	1.79	116
September 30, 2009	11.30	.19	(.07)	.12	(.39)	—	(.39)	— [e]	— [e,h]	11.03	2.31	1,127,303	1.22 i,j	2.09 i	130
September 30, 2008	15.14	.28	(3.82)	(3.54)	(.16)	(.14)	(.30)	— [e]	—	11.30	(23.82)	1,338,008	1.13 i	2.08 i	113

Class B
March 31, 2013**	$13.19	.05	1.20	1.25	(.05)	—	(.05)	—	—	$14.39	9.50*	$123,720	.92*	.34*	62*
September 30, 2012	10.60	.09	2.50	2.59	—	—	—	—	—	13.19	24.43	126,620	1.88	.76	120
September 30, 2011	11.52	.09	(.66)	(.57)	(.35)	—	(.35)	—	— [e,f]	10.60	(5.27)	130,730	1.89	.77	98
September 30, 2010	10.85	.11	.97	1.08	(.41)	—	(.41)	— [e]	— [e,g]	11.52	10.18	175,341	1.95	1.03	116
September 30, 2009	11.05	.12	(.04)	.08	(.28)	—	(.28)	— [e]	— [e,h]	10.85	1.64	201,795	1.97 i,j	1.34 i	130
September 30, 2008	14.80	.17	(3.74)	(3.57)	(.04)	(.14)	(.18)	— [e]	—	11.05	(24.38)	269,312	1.88 i	1.30 i	113

Class C
March 31, 2013**	$12.91	.05	1.17	1.22	(.06)	—	(.06)	—	—	$14.07	9.51*	$135,676	.92*	.35*	62*
September 30, 2012	10.38	.09	2.44	2.53	—	—	—	—	—	12.91	24.37	127,912	1.88	.77	120
September 30, 2011	11.29	.09	(.64)	(.55)	(.36)	—	(.36)	—	— [e,f]	10.38	(5.22)	115,474	1.89	.78	98
September 30, 2010	10.66	.11	.93	1.04	(.41)	—	(.41)	— [e]	— [e,g]	11.29	10.05	134,498	1.95	1.04	116
September 30, 2009	10.87	.12	(.04)	.08	(.29)	—	(.29)	— [e]	— [e,h]	10.66	1.63	134,572	1.97 i,j	1.34 i	130
September 30, 2008	14.58	.17	(3.68)	(3.51)	(.06)	(.14)	(.20)	— [e]	—	10.87	(24.37)	167,237	1.88 i	1.31 i	113

Class M
March 31, 2013**	$13.21	.06	1.21	1.27	(.09)	—	(.09)	—	—	$14.39	9.66*	$26,464	.80*	.47*	62*
September 30, 2012	10.59	.12	2.50	2.62	—	—	—	—	—	13.21	24.74	25,303	1.63	1.01	120
September 30, 2011	11.52	.13	(.67)	(.54)	(.39)	—	(.39)	—	— [e,f]	10.59	(5.07)	23,402	1.64	1.03	98
September 30, 2010	10.86	.14	.96	1.10	(.44)	—	(.44)	— [e]	— [e,g]	11.52	10.41	29,272	1.70	1.28	116
September 30, 2009	11.09	.14	(.05)	.09	(.32)	—	(.32)	— e	— [e,h]	10.86	1.84	29,912	1.72 i,j	1.58 i	130
September 30, 2008	14.86	.21	(3.75)	(3.54)	(.09)	(.14)	(.23)	— e	—	11.09	(24.15)	37,313	1.63 i	1.57 i	113

Class R
March 31, 2013**	$13.24	.08	1.22	1.30	(.13)	—	(.13)	—	—	$14.41	9.88*	$15,818	.67*	.60*	62*
September 30, 2012	10.60	.15	2.50	2.65	(.01)	—	(.01)	—	—	13.24	25.00	15,265	1.38	1.26	120
September 30, 2011	11.53	.16	(.66)	(.50)	(.43)	—	(.43)	—	— [e,f]	10.60	(4.79)	13,215	1.39	1.29	98
September 30, 2010	10.88	.17	.95	1.12	(.47)	—	(.47)	— [e]	— [e,g]	11.53	10.60	13,669	1.45	1.54	116
September 30, 2009	11.16	.17	(.08)	.09	(.37)	—	(.37)	— [e]	— [e,h]	10.88	1.97	10,844	1.47 i,j	1.85 i	130
September 30, 2008	14.96	.25	(3.80)	(3.55)	(.11)	(.14)	(.25)	— [e]	—	11.16	(24.08)	8,950	1.38 i	1.88 i	113

Class R5
March 31, 2013**	$13.58	.12	1.24	1.36	(.17)	—	(.17)	—	—	$14.77	10.12*	$12	.41*	.86*	62*
September 30, 2012†	12.78	.06	.74	.80	—	—	—	—	—	13.58	6.26*	11	.21*	.43*	120

Class R6
March 31, 2013**	$13.58	.13	1.25	1.38	(.18)	—	(.18)	—	—	$14.78	10.24*	$23,286	.36*	.91*	62*
September 30, 2012†	12.78	.06	.74	.80	—	—	—	—	—	13.58	6.26*	11	.18*	.45*	120

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

92 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 93

Financial highlights (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%) [d]

Class Y
March 31, 2013**	$13.58	.12	1.23	1.35	(.19)	—	(.19)	—	—	$14.74	10.08*	$160,762	.42*	.85*	62*
September 30, 2012	10.88	.22	2.55	2.77	(.07)	—	(.07)	—	—	13.58	25.58	170,199.88		1.76	120
September 30, 2011	11.82	.22	(.68)	(.46)	(.48)	—	(.48)	—	— [e,f]	10.88	(4.33)	147,682.89		1.79	98
September 30, 2010	11.12	.23	.98	1.21	(.51)	—	(.51)	— [e]	— [e,g]	11.82	11.24	164,457.95		2.02	116
September 30, 2009	11.42	.22	(.09)	.13	(.43)	—	(.43)	— [e]	— [e,h]	11.12	2.43	240,911	.97 [i,j]	2.41 [i]	130
September 30, 2008	15.28	.32	(3.85)	(3.53)	(.19)	(.14)	(.33)	— [e]	—	11.42	(23.55)	166,154	.88 [i]	2.30 [i]	113

* Not annualized.

** Unaudited.

† For the period July 3, 2012 (commencement of operations) to September 30, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Portfolio turnover excludes TBA purchase and sale transactions.

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to less than $0.01 per share outstanding as of June 23, 2009.

i Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to September 30, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2009	0.07%

September 30, 2008	0.02

j Includes interest accrued in connection with certain terminated derivative contracts, which amounted to less than 0.01% of average net assets as of September 30, 2009.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 3/31/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2012 through March 31, 2013.

Putnam Dynamic Asset Allocation Growth Fund (the fund) is a diversified series of Putnam Asset Allocations Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund is one of three Putnam Dynamic Asset Allocation Funds, each of which has a unique strategic, or typical, allocation between equity and fixed-income investments. Using qualitative analysis and quantitative techniques, Putnam management adjusts portfolio allocations from time to time within a certain range for each fund to try to optimize a fund’s performance consistent with its goal. The investment objective of the fund is to seek capital appreciation. The fund invests mainly in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests, to a lesser extent, in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments).

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles

94 Dynamic Asset Allocation Growth Fund	Dynamic Asset Allocation Growth Fund 95

generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

96 Dynamic Asset Allocation Growth Fund

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance the return on a security owned and to enhance the return on securities owned.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Dynamic Asset Allocation Growth Fund	97

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Forward premium swap option contracts include premiums that do not settle until the expiration date of the contract. The delayed settlement of the premiums are factored into the daily valuation of the option contracts.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average number of contracts, see Note 5.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are recorded as a receivable or payable for variation margin on the Statement of assets and liabilities. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk, is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of mark to market margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to

98 Dynamic Asset Allocation Growth Fund

the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average notional amount see Note 5.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific markets or countries, and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average notional amount, see Note 5.

Credit default contracts The fund entered into OTC credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In an OTC credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The OTC credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant OTC credit default contract.

OTC credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. For the fund’s average notional amount, see Note 5.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $2,027,161 at the close of the reporting period.

Dynamic Asset Allocation Growth Fund 99

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $499,432 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund for these agreements totaled $469,577.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $2,643,462. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities. The fund received cash collateral of $2,741,575.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment

100 Dynamic Asset Allocation Growth Fund

policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At September 30, 2012, the fund had a capital loss carryover of $179,274,065 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$66,936,358	N/A	$66,936,358	September 30, 2017

112,337,707	N/A	112,337,707	September 30, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $1,593,905,522, resulting in gross unrealized appreciation and depreciation of $186,936,758 and $30,796,700, respectively, or net unrealized appreciation of $156,140,058.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis

Dynamic Asset Allocation Growth Fund 101

that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.750%	of the first $5 billion,	0.550%	of the next $50 billion,

0.700%	of the next $5 billion,	0.530%	of the next $50 billion,

0.650%	of the next $10 billion,	0.520%	of the next $100 billion and

0.600%	of the next $10 billion,	0.515%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$988,196	Class R5	8

Class B	108,480	Class R6	3

Class C	113,394	Class Y	154,128

Class M	22,458	Total	$1,400,324

Class R	13,657

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,604 under the expense offset arrangements and by $31,681 under thebrokerage/service arrangements.

102 Dynamic Asset Allocation Growth Fund

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,196, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,395,498	Class M	95,161

Class B	612,942	Class R	38,574

Class C	640,696	Total	$2,782,871

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $114,353 and $1,536 from the sale of class A and class M shares, respectively, and received $25,224 and $1,327 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $44 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA transactions aggregated $716,910,773 and $768,376,279, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written swap		Written equity
	option contract	Written swap	option contract	Written equity
	amounts	option premiums	amounts	option premiums

Written options outstanding
at the beginning of the
reporting period	$124,644,775	$10,648,027	20,867	$15,024

Options opened	26,147,000	—	64,152	76,379
Options exercised	(7,989,000)	(9,918)	—	—
Options expired	—	—	(13,513)	(18,107)
Options closed	(141,486,775)	(10,638,109)	(20,867)	(15,024)

Written options outstanding at
the end of the reporting period	$1,316,000	$—	50,639	$58,272

Dynamic Asset Allocation Growth Fund 103

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 3/31/13		Year ended 9/30/12

Class A	Shares	Amount	Shares	Amount

Shares sold	4,299,451	$59,389,675	6,906,238	$86,365,519

Shares issued in connection with
reinvestment of distributions	914,444	12,454,730	279,952	3,205,456

	5,213,895	71,844,405	7,186,190	89,570,975

Shares repurchased	(7,835,323)	(108,025,635)	(17,742,423)	(221,330,460)

Net decrease	(2,621,428)	$(36,181,230)	(10,556,233)	$(131,759,485)

	Six months ended 3/31/13		Year ended 9/30/12

Class B	Shares	Amount	Shares	Amount

Shares sold	339,632	$4,616,111	687,279	$8,383,690

Shares issued in connection with
reinvestment of distributions	32,681	438,572	—	—

	372,313	5,054,683	687,279	8,383,690

Shares repurchased	(1,377,588)	(18,674,588)	(3,412,704)	(41,841,800)

Net decrease	(1,005,275)	$(13,619,905)	(2,725,425)	$(33,458,110)

	Six months ended 3/31/13		Year ended 9/30/12

Class C	Shares	Amount	Shares	Amount

Shares sold	521,645	$6,945,496	857,477	$10,323,810

Shares issued in connection with
reinvestment of distributions	42,968	563,743	—	—

	564,613	7,509,239	857,477	10,323,810

Shares repurchased	(832,774)	(10,948,343)	(2,071,945)	(24,733,246)

Net decrease	(268,161)	$(3,439,104)	(1,214,468)	$(14,409,436)

	Six months ended 3/31/13		Year ended 9/30/12

Class M	Shares	Amount	Shares	Amount

Shares sold	89,253	$1,221,675	229,200	$2,742,457

Shares issued in connection with
reinvestment of distributions	12,249	164,265	—	—

	101,502	1,385,940	229,200	2,742,457

Shares repurchased	(178,353)	(2,432,498)	(522,412)	(6,451,903)

Net decrease	(76,851)	$(1,046,558)	(293,212)	$(3,709,446)

	Six months ended 3/31/13		Year ended 9/30/12

Class R	Shares	Amount	Shares	Amount

Shares sold	128,162	$1,745,679	338,649	$4,157,762

Shares issued in connection with
reinvestment of distributions	10,974	147,155	859	9,692

	139,136	1,892,834	339,508	4,167,454

Shares repurchased	(193,814)	(2,659,023)	(433,052)	(5,323,292)

Net decrease	(54,678)	$(766,189)	(93,544)	$(1,155,838)

104 Dynamic Asset Allocation Growth Fund

			For the period 7/3/12
			(commencement of operations)
	Six months ended 3/31/13		to 9/30/12

Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	782	$10,000

Shares issued in connection with
reinvestment of distributions	10	134	—	—

	10	134	782	10,000

Shares repurchased	—	—	—	—

Net increase	10	$134	782	$10,000

			For the period 7/3/12
			(commencement of operations)
	Six months ended 3/31/13		to 9/30/12

Class R6	Shares	Amount	Shares	Amount

Shares sold	1,574,723	$23,274,403	782	$10,000

Shares issued in connection with
reinvestment of distributions	10	139	—	—

	1,574,733	23,274,542	782	10,000

Shares repurchased	—	—	—	—

Net increase	1,574,733	$23,274,542	782	$10,000

	Six months ended 3/31/13		Year ended 9/30/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	3,113,665	$43,548,946	3,151,673	$39,565,532

Shares issued in connection with
reinvestment of distributions	176,385	2,418,232	78,133	900,090

	3,290,050	45,967,178	3,229,806	40,465,622

Shares repurchased	(4,917,232)	(70,035,346)	(4,272,458)	(53,589,342)

Net decrease	(1,627,182)	$(24,068,168)	(1,042,652)	$(13,123,720)

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	792	100.00%	$11,704

Class R6	793	0.05	11,721

Dynamic Asset Allocation Growth Fund 105

Note 5: Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Purchased equity option contracts (number of contracts)	22,000

Purchased swap option contracts (contract amount)	$32,200,000

Written equity option contracts (number of contracts)	25,000

Written swap option contracts (contract amount)	$19,700,000

Futures contracts (number of contracts)	12,000

Forward currency contracts (contract amount)	$548,400,000

OTC interest rate swap contracts (notional)	$239,200,000

Centrally cleared interest rate swap contracts (notional)	$170,000

OTC total return swap contracts (notional)	$127,100,000

OTC credit default swap contracts (notional)	$91,400,000

Warrants (number of warrants)	52,000

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$3,572,058	Payables	$19,323

Foreign exchange
contracts	Receivables	2,842,906	Payables	1,515,519

Investments,
	Receivables,		Payables,
	Net assets —		Net assets —
	Unrealized		Unrealized
Equity contracts	appreciation	16,267,556*	depreciation	4,182,351*

	Receivables,		Payables,
	Net assets —		Net assets —
	Unrealized		Unrealized
Interest rate contracts	appreciation	2,854,832*	depreciation	1,593,705*

Total		$25,537,352		$7,310,898

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

106 Dynamic Asset Allocation Growth Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives
not accounted
for as hedging				Forward
instruments				currency
under ASC 815	Options	Warrants	Futures	contracts	Swaps	Total

Credit
contracts	$—	$—	$—	$—	$5,518,945	$5,518,945

Foreign
exchange
contracts	—	—	—	1,674,273	—	$1,674,273

Equity
contracts	25,818	2,071	37,615,779	—	4,781,354	$42,425,022

Interest rate
contracts	49,234	—	(2,771,204)	—	102,501	$(2,619,469)

Total	$75,052	$2,071	$34,844,575	$1,674,273	$10,402,800	$46,998,771

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives
not accounted
for as hedging				Forward
instruments				currency
under ASC 815	Options	Warrants	Futures	contracts	Swaps	Total

Credit
contracts	$—	$—	$—	$—	$45,193	$45,193

Foreign
exchange
contracts	—	—	—	1,455,835	—	$1,455,835

Equity
contracts	26,790	(9,155)	10,815,510	—	(2,363,834)	$8,469,311

Interest rate
contracts	(155,768)	—	1,828,850	—	256,169	$1,929,251

Total	$(128,978)	$(9,155)	$12,644,360	$1,455,835	$(2,062,472)	$11,899,590

Note 6: Transactions with affiliated issuers

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting	Purchase	Sale	Investment	the reporting
Name of affiliate	period	cost	proceeds	income	period

Putnam Money Market
Liquidity Fund*	$325,561,660	$239,451,259	$424,405,203	$190,380	$140,607,716

Putnam Short Term
Investment Fund*	—	230,001,169	—	17,727	230,001,169

Totals	$325,561,660	$469,452,428	$424,405,203	$208,107	$370,608,885

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Dynamic Asset Allocation Growth Fund 107

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 9: New accounting pronouncement

In January 2013, ASU No. 2013–01 “Clarifying the Scope of Disclosures About Offsetting Assets and Liabilities” replaced ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2013–01 and its impact, if any, on the fund’s financial statements.

108 Dynamic Asset Allocation Growth Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Investment Sub-Advisor	Kenneth R. Leibler
The Putnam Advisory	Robert E. Patterson	Susan G. Malloy
Company, LLC	George Putnam, III	Vice President and
One Post Office Square	Robert L. Reynolds	Assistant Treasurer
Boston, MA 02109	W. Thomas Stephens
James P. Pappas
Marketing Services	Officers	Vice President
Putnam Retail Management	Robert L. Reynolds
One Post Office Square	President	Mark C. Trenchard
Boston, MA 02109		Vice President and
	Jonathan S. Horwitz	BSA Compliance Officer
Custodian	Executive Vice President,
State Street Bank	Principal Executive Officer, and	Judith Cohen
and Trust Company	Compliance Liaison	Vice President, Clerk, and
Associate Treasurer
Legal Counsel	Steven D. Krichmar
Ropes & Gray LLP	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
	Robert T. Burns	Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

SA058
280817 5/13

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 24, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: May 24, 2013